PROSPECTUS

SEPARATE ACCOUNT A OF THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                              VENTURE VUL PROTECTOR

                A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This prospectus describes Venture VUL, a flexible premium variable universal life insurance policy (the "Policy") offered by The Manufacturers Life Insurance Company (U.S.A.) (the "Company," "Manulife USA" "we" or "us").

The Policy is designed to provide lifetime insurance protection together with flexibility as to:

            -     the timing and amount of premium payments,
            -     the investments underlying the Policy Value, and
            -     the amount of insurance coverage.

This flexibility allows you, the policyowner, to pay premiums and adjust insurance coverage in light of your current financial circumstances and insurance needs.

Policy Value may be accumulated on a fixed basis or vary with the investment performance of the sub-accounts of Manulife USA's Separate Account A (the "Separate Account"). The assets of each sub-account will be used to purchase shares of a particular investment portfolio (a "Portfolio") of Manufacturers Investment Trust (the "Trust"). The accompanying prospectus for the Trust, and the corresponding statement of additional information, describe the investment objectives of the Portfolios in which you may invest net premiums. Other sub-accounts and Portfolios may be added in the future.

BECAUSE OF THE SUBSTANTIAL NATURE OF SURRENDER CHARGES, THE POLICY IS NOT SUITABLE FOR SHORT TERM INVESTMENT PURPOSES. ALSO PROSPECTIVE PURCHASERS SHOULD NOTE THAT IT MAY NOT BE ADVISABLE TO PURCHASE A POLICY AS A REPLACEMENT FOR EXISTING INSURANCE.

The Securities and Exchange Commission (the "SEC") maintains a web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the Commission.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT IS
     VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE TRUST.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE
     ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                The Manufacturers Life Insurance Company (U.S.A.)
                              38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304

                 THE DATE OF THIS PROSPECTUS IS JANUARY 1, 2002

TABLE OF CONTENTS

TABLE OF CONTENTS..............................................................................    2
DEFINITIONS....................................................................................    4
POLICY SUMMARY.................................................................................    6
   General.....................................................................................    6
   Death Benefits..............................................................................    6
   Premiums....................................................................................    6
   Policy Value................................................................................    6
   Policy Loans................................................................................    6
   Surrender and Partial Withdrawals...........................................................    7
   Lapse and Reinstatement.....................................................................    7
   Charges and Deductions......................................................................    7
   Investment Options and Investment Advisers..................................................    7
   Investment Management Fees and Expenses.....................................................    8
   Table of Charges and Deductions.............................................................    8
   Table of Investment Management Fees and Expenses............................................    9
   Table of Investment Options and Investment Subadvisers......................................   11
GENERAL INFORMATION ABOUT MANULIFE USA, THE SEPARATE ACCOUNT AND THE TRUST.....................   13
   Manulife USA................................................................................   13
   The Separate Account........................................................................   14
   The Trust...................................................................................   14
   Investment Objectives of the Portfolios.....................................................   14
ISSUING A POLICY...............................................................................   19
   Requirements................................................................................   19
   Temporary Insurance Agreement...............................................................   20
   Right to Examine the Policy.................................................................   20
   Life Insurance Qualification................................................................   21
DEATH BENEFITS.................................................................................   21
   Death Benefit Options.......................................................................   21
   Changing the Death Benefit Option...........................................................   22
   Changing the Face Amount....................................................................   22
PREMIUM PAYMENTS...............................................................................   23
   Initial Premiums............................................................................   23
   Subsequent Premiums.........................................................................   23
   Maximum Premium Limitation..................................................................   23
   Premium Allocation..........................................................................   24
CHARGES AND DEDUCTIONS.........................................................................   24
   Premium Charge..............................................................................   24
   Surrender Charges...........................................................................   24
   Mortality and Expense Risks Charge..........................................................   28
   Charges for Transfers.......................................................................   28
   Reduction in Charges........................................................................   28
   Special Provisions for Exchanges............................................................   28
POLICY VALUE...................................................................................   29
   Determination of the Policy Value...........................................................   29
   Units and Unit Values.......................................................................   29
   Transfers of Policy Value...................................................................   30
POLICY LOANS...................................................................................   31
   Effect of Policy Loan.......................................................................   31
   Interest Charged on Policy Loans............................................................   31
   Loan Account................................................................................   31
POLICY SURRENDER AND PARTIAL WITHDRAWALS.......................................................   32
   Policy Surrender............................................................................   32
   Partial Withdrawals.........................................................................   32

LAPSE AND REINSTATEMENT........................................................................   33
   Lapse.......................................................................................   33
THE GENERAL ACCOUNT............................................................................   35
   Fixed Account...............................................................................   35
OTHER PROVISIONS OF THE POLICY.................................................................   36
   Policyowner Rights..........................................................................   36
   Beneficiary.................................................................................   36
   Incontestability............................................................................   36
   Misstatement of Age or Sex..................................................................   37
   Suicide Exclusion...........................................................................   37
   Supplementary Benefits......................................................................   37
TAX TREATMENT OF THE POLICY....................................................................   37
   Life Insurance Qualification................................................................   37
   Tax Treatment of Policy Benefits............................................................   39
   Alternate Minimum Tax.......................................................................   42
   Income Tax Reporting........................................................................   42
OTHER INFORMATION..............................................................................   43
   Payment of Proceeds.........................................................................   43
   Reports to Policyowners.....................................................................   43
   Distribution of the Policies................................................................   43
   Responsibilities of Manufacturers Life......................................................   43
   Voting Rights...............................................................................   44
   Substitution of Portfolio Shares............................................................   44
   Records and Accounts........................................................................   44
   State Regulations...........................................................................   45
   Litigation..................................................................................   45
   Independent Auditors........................................................................   45
   Further Information.........................................................................   45
   Officers and Directors......................................................................   45
OPTIONAL TERM RIDER............................................................................   47
ILLUSTRATIONS..................................................................................   47
   Appendix A - Sample Illustrations of Policy Values, Cash Surrender Values and Death Benefits  A-1
   Appendix B: Financial Statements............................................................  B-1

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION WHERE IT WOULD NOT BE LAWFUL. YOU SHOULD RELY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS OF MANUFACTURERS INVESTMENT TRUST, OR THE STATEMENT OF ADDITIONAL INFORMATION OF MANUFACTURERS INVESTMENT TRUST. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED THEREIN. NO CLAIM IS MADE THAT THIS VARIABLE LIFE INSURANCE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

Examine this prospectus carefully. The Policy Summary will briefly describe the Policy. More detailed information will be found further in the prospectus.

DEFINITIONS


Additional Rating

is an increase to the Cost of Insurance Rate for insureds who do not meet, at a minimum, the Company's underwriting requirements for the standard Risk Classification.


Age

on any date is the life insured's age on his or her nearest birthday to the Policy Date. If no specific age is mentioned, age means the life insured's age on the Policy Anniversary nearest to the birthday.


Attained Age

is the age at issue plus the number of whole years that have elapsed since the Policy Date.


Business Day

is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled daytime trading of the New York Stock Exchange on that day.


Cash Surrender Value

is the Policy Value less the Surrender Charge and any outstanding Monthly Deductions due.


Effective Date

is the date the underwriters approve issuance of the Policy. If the Policy is approved without the initial premium, the Effective Date will be the date the Company receives at least the minimum initial premium at our Service Office. In either case, the Company will take the first Monthly Deduction on the Effective Date.


Fixed Account

is that part of the Policy Value which reflects the value the policyowner has in the general account of the Company.


Gross Withdrawal

is the amount of partial Net Cash Surrender Value the policyowner requests plus any Surrender Charge applicable to the withdrawal.


Investment Account

is that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.


Issue Date

is the date the Company issued the Policy. The Issue Date is also the date from which the Suicide and Incontestability provisions of the Policy are measured.


Life Insured

is the person whose life is insured under this Policy.


Loan Account

is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.


Monthly No-Lapse Guarantee Premium

is one-twelfth of the No-Lapse Guarantee Premium.

Net Cash Surrender Value

is the Cash Surrender Value less the Policy Debt.


Net Policy Value

is the Policy Value less the value in the Loan Account.


Net Premium

is the gross premium paid less the Premium Charge. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.


No-Lapse Guarantee

is a provision of the Policy which occurs when the Policy is in the No-Lapse Guarantee Period, and meets the No-Lapse Guarantee Cumulative Premium Test. If such a condition is met the Policy will not lapse, even when the Net Cash Surrender Value falls to or below zero.


No-Lapse Guarantee Period

is the period, set at issue, during which the No-Lapse Guarantee is provided. The No-Lapse Guarantee period is fixed at the lesser of (a) twenty years for Policies issued on or after April 3, 2000 (ten years for Policies issued prior to April 3, 2000) or (b) the number of years remaining until the life insured's age is 95, depending upon applicable state law requirements. Certain states may have a shorter guarantee period. (The No Lapse Guarantee Period for a particular Policy is stated in the Policy.)


No-Lapse Guarantee Premium

is the annual premium used to determine the Monthly No-Lapse Guarantee Premium. It is set at issue and is recalculated, prospectively, whenever any of the following changes occur under the Policy:

-     the face amount of insurance changes.

-     a Supplementary Benefit is added, changed or terminated.

-     the risk classification of the life insured changes.

- a temporary Additional Rating is added (due to a face amount increase), or terminated.

-     the Death Benefit Option changes.


No-Lapse Guarantee Cumulative Premium

is the minimum amount due to satisfy the No-Lapse Guarantee Cumulative Premium Test. This amount equals the sum, from issue to the date of the test, of the Monthly No-Lapse Guarantee Premiums.


No-Lapse Guarantee Cumulative Premium Test

is a test that, if satisfied, during the No Lapse Guarantee Period will keep the policy inforce when the Net Cash Surrender Value is less than zero. The test is satisfied if the sum of all premiums paid, less any gross partial withdrawals and less any Policy Debt, is greater than or equal to the sum of the monthly No-Lapse Guarantee Premiums due since the Policy Date.


Policy Date

is the date coverage takes effect under the Policy, provided the Company receives the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.


Policy Debt

as of any date equals (a) plus (b) plus (c) minus (d), where:

(a)   is the total amount of loans borrowed as of such date;

(b) is the total amount of any unpaid loan interest charges which have been borrowed against the Policy on a Policy Anniversary;

(c) is any interest charges accrued from the last Policy Anniversary to the current date; and

(d)   is the total amount of loan repayments as of such date.

Policy Value

is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.


Service Office Address

is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.


Surrender Charge Period

is the period following the Policy Date or following any increase in Face Amount during which the Company will assess surrender charges. Surrender charges will apply during this period if the policy terminates due to default, if the policyowner surrenders the policy or makes a partial withdrawal.


Written Request

is the policyowner's request to the Company which must be in a form satisfactory to the Company, signed and dated by the policyowner, and received at the Service Office.



POLICY SUMMARY


GENERAL

We have prepared the following summary as a general description of the most important features of the Policy. It is not comprehensive and you should refer to the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the minimum death benefit percentage. The Policy's provisions may vary in some states and the terms of your Policy and any endorsement or rider, supersede the disclosure in this prospectus.


DEATH BENEFITS

There are two death benefit options. Under Option 1 the death benefit is the FACE AMOUNT OF THE POLICY at the date of death or, if greater, the Minimum Death Benefit. Under Option 2 the death benefit is the FACE AMOUNT PLUS THE POLICY VALUE OF THE POLICY at the date of death or, if greater, the Minimum Death Benefit. You may change the death benefit option and increase or decrease the Face Amount.


OPTIONAL TERM RIDER

The Policy may be issued with an optional term insurance rider (the "Term Rider"). The benefit of the term rider is that the cost of insurance rates will always be less than or equal to the cost of insurance rates on the Policy. HOWEVER, UNLIKE THE DEATH BENEFIT UNDER THE POLICY, THE DEATH BENEFIT UNDER THE TERM RIDER IS NOT PROTECTED BY THE NO-LAPSE GUARANTEE AFTER THE SECOND POLICY YEAR AND TERMINATES AT AGE 100.


PREMIUMS

You may pay premiums at any time and in any amount, subject to certain limitations as described under "Premium Payments - Subsequent Premiums." Net Premiums will be allocated, according to your instructions and at the Company's discretion, to one or more of our general account and the sub-accounts of the Separate Account. You may change your allocation instructions at any time. You may also transfer amounts among the accounts.


POLICY VALUE

The Policy has a Policy Value reflecting premiums paid, certain charges for expenses and cost of insurance, and the investment performance of the accounts to which you have allocated premiums.


POLICY LOANS

You may borrow an amount not to exceed 90% of your Policy's Net Cash Surrender Value. Loan interest at a rate of 5.25% during the first ten Policy Years and 4% thereafter is due on each Policy Anniversary. We will deduct all outstanding Policy Debt from proceeds payable at the insured's death, or upon surrender.

SURRENDER AND PARTIAL WITHDRAWALS

You may make a partial withdrawal of your Policy Value. A partial withdrawal may result in a reduction in the Face Amount of the Policy and an assessment of a portion of the surrender charges to which the Policy is subject.

You may surrender your Policy for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less Surrender Charges and outstanding Monthly Deductions due minus the Policy Debt.


LAPSE AND REINSTATEMENT

Unless the No-Lapse Guarantee Cumulative Premium Test has been met, a Policy will lapse (and terminate without value) when its Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without your having made an adequate payment.

The Policies, therefore, differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments will not itself cause a Policy to lapse. Second, a Policy can lapse even if planned premiums have been paid.

A policyowner may reinstate a lapsed Policy at any time within the five year period following lapse provided the Policy was not surrendered for its Net Cash Surrender Value. We will require evidence of insurability along with a certain amount of premium as described under "Reinstatement."


CHARGES AND DEDUCTIONS

We assess certain charges and deductions in connection with the Policy. These include:

      charges assessed monthly for mortality and expense risks, cost of insurance, administration expenses,

      charges deducted from premiums paid, and

      charges assessed on surrender or lapse.

These charges are summarized in the Table of Charges and Deductions. We may allow you to request that the sum of all charges assessed monthly for mortality and expense risks, cost of insurance and administration expenses be deducted from the Fixed Account or one or more of the sub-accounts of the Separate Account.

In addition, there are charges deducted from each Portfolio of the Trust. These charges are summarized in the Table of Investment Management Fees and Expenses.


INVESTMENT OPTIONS AND INVESTMENT ADVISERS

You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the Portfolios of the Trust.

The Trust receives investment advisory services from Manufacturers Securities Services, LLC ("MSS"). MSS is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

The Trust also employs subadvisers. The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services to the indicated Portfolios.

Allocating net premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating net premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your Policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.

INVESTMENT MANAGEMENT FEES AND EXPENSES

Each sub-account of the Separate Account purchases shares of one of the Portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses of the Portfolios. The fees and expenses for each Portfolio for the Trust's last fiscal year are shown in the Table of Investment Management Fees and Expenses below. These fees and expenses are described in detail in the accompanying Trust prospectus to which reference should be made.


TABLE OF CHARGES AND DEDUCTIONS

Premium Charge:         6.6% of each premium paid during the first 10 Policy
                        Years and 3.6% thereafter (on a non-guaranteed basis in
                        the state of New Jersey).

Surrender Charges:      A Surrender Charge is applicable for 10 Policy Years
                        from the Policy Date or an increase in Face Amount. The
                        Surrender Charge is determined by the following formula:

                        Surrender Charge = (Surrender Charge Rate) x (Face
                        Amount Associated with the Surrender Charge/1000) x
                        (Grading Percentage)

                        The Grading Percentage is based on the Policy Year in which the transaction causing the assessment of the charge occurs and is set forth in the table under "Surrender Charges."

                        The Surrender Charge Rate is calculated as follows:

                        Surrender Charge Rate = (Rate per $1000 of Face Amount)
                        + (80%) x (Surrender Charge Premium)

                        The Rate per $1000 of Face Amount is based on the age at which the transaction causing the assessment of the charge occurs and is set forth in a table under "Surrender Charges."

                        The Surrender Charge Premium is the lesser of:

                                -     the premiums paid during the first Policy
                                      Year (or premiums attributable to a Face
                                      Amount increase) per $1000 of Face Amount, and

                                -     the Surrender Charge Premium Limit
                                      specified in the Policy per $1000 of Face
                                      Amount.

                        The premiums attributable to a Face Amount increase will equal a portion of each payment made within one year of the increase plus a portion of the Policy Value at the time of the increase.

                        A portion of this charge will be assessed on a partial withdrawal.

Monthly Deductions:     An administration charge of $30 per Policy Month will be
                        deducted in the first Policy Year. In subsequent years,
                        the administration charge will be $15 per Policy Month.

                        The cost of insurance charge.

                        Any additional charges for supplementary benefits, if applicable.

                        A mortality and expense risks charge. This charge varies by Policy Year as follows:

                  Policy Years   Guaranteed Monthly Mortality   Guaranteed Annual Mortality
                                  and Expense Risks Charge       and Expense Risks Charge
                        1-10                 0.0627%                         0.75%
                        11+                  0.0209%                         0.25%



                  All of the above charges are deducted from the Net
                  Policy Value.

Loan Charges:           A fixed loan interest rate of 5.25% during the first 10
                        Policy Years and 4% thereafter. Interest credited to
                        amounts in the Loan Account is guaranteed not to be less
                        than 4% at all times. The maximum loan amount is 90% of
                        the Net Cash Surrender Value.

Transfer Charge:        A charge of $25 per transfer for each transfer in excess
                        of 12 in a Policy Year.


TABLE OF INVESTMENT MANAGEMENT FEES AND EXPENSES

      TRUST ANNUAL EXPENSES
      (as a percentage of Trust average net assets for the fiscal year ended December 31, 2000)*


                                                                                   TOTAL TRUST
                                                    CLASS A     OTHER EXPENSES   ANNUAL EXPENSES
                                      MANAGEMENT   RULE 12b-1   (AFTER EXPENSE   (AFTER EXPENSE
           TRUST PORTFOLIO               FEES         FEE       REIMBURSEMENT)    REIMBURSEMENT)
      ------------------------------------------------------------------------------------------
      Internet Technologies........    1.000%        0.150%         0.130%          1.280%(E)
      Pacific Rim Emerging Markets.    0.700%        0.150%         0.180%          1.030%
      Telecommunications...........    0.950%        0.150%         0.130%          1.230%(A)
      Science & Technology.........    0.916%(F)     0.150%         0.040%          1.106%
      International Small Cap......    0.914%        0.150%         0.440%          1.504%
      Health Sciences..............    0.950%(F)     0.150%         0.130%          1.230%(A)
      Aggressive Growth............    0.850%        0.150%         0.070%          1.070%
      Emerging Small Company.......    0.896%        0.150%         0.050%          1.096%
      Small Company Blend..........    0.900%        0.150%         0.140%          1.190%
      Dynamic Growth...............    0.850%        0.150%         0.070%          1.070%(E)
      Mid Cap Growth...............    0.850%        0.150%         0.280%          1.280%(A)
      Mid Cap Opportunities........    0.850%        0.150%         0.230%          1.230%(A)
      Mid Cap Stock................    0.775%        0.150%         0.075%          1.000%
      All Cap Growth...............    0.778%        0.150%         0.050%          0.978%
      Financial Services...........    0.800%        0.150%         0.090%          1.040%(A)
      Overseas.....................    0.800%        0.150%         0.200%          1.150%
      International Stock..........    0.850%(F)     0.150%         0.180%          1.180%
      International Value..........    0.850%        0.150%         0.180%          1.180%
      Capital Appreciation.........    0.750%        0.150%         0.500%(H)       1.400%(H)
      Strategic Opportunities .....    0.700%        0.150%         0.050%          0.900%
      Quantitative Mid Cap.........    0.650%        0.150%         0.070%          0.870%(A)
      Global Equity................    0.750%        0.150%         0.120%          1.020%
      Strategic Growth.............    0.750%        0.150%         0.120%          1.020%(A)
      Growth.......................    0.683%        0.150%         0.050%          0.883%
      Large Cap Growth.............    0.750%        0.150%         0.065%          0.965%
      All Cap Value................    0.800%        0.150%         0.140%          1.090%(A)
      Capital Opportunities........    0.750%        0.150%         0.160%          1.060%(A)
      Quantitative Equity..........    0.596%        0.150%         0.050%          0.796%
      Blue Chip Growth.............    0.713%(F)     0.150%         0.035%          0.898%
      Utilities....................    0.750%        0.150%         0.270%          1.170%(A)
      Real Estate Securities.......    0.647%(A)     0.150%         0.060%          0.857%
      Small Company Value..........    0.900%(F)     0.150%         0.190%          1.240%
      Mid Cap Value................    0.800%        0.150%         0.160%          1.110%(A)
      Value........................    0.650%        0.150%         0.060%          0.860%
      Tactical Allocation..........    0.750%        0.150%         0.430%          1.330%(E)
      Equity Index(I)..............    0.250%        0.000%         0.150%          0.400%
      Fundamental Value............    0.800%        0.150%         0.130%          1.080%(A)

      Growth & Income..............    0.524%        0.150%         0.040%          0.714%
      U.S. Large Cap Value.........    0.725%        0.150%         0.055%          0.930%
      Equity-Income................    0.725%(F)     0.150%         0.035%          0.910%
      Income & Value...............    0.650%        0.150%         0.060%          0.860%
      Balanced.....................    0.554%(A)     0.150%         0.060%          0.764%
      High Yield...................    0.625%        0.150%         0.065%          0.840%
      Strategic Bond...............    0.625%        0.150%         0.095%          0.870%
      Global Bond..................    0.600%        0.150%         0.200%          0.950%
      Total Return.................    0.600%        0.150%         0.065%          0.815%
      Investment Quality Bond......    0.500%        0.150%         0.080%          0.730%
      Diversified Bond.............    0.600%        0.150%         0.060%          0.810%
      U.S. Government Securities...    0.550%        0.150%         0.070%          0.770%
      Money Market.................    0.350%        0.150%         0.040%          0.540%
      Small Cap Index..............    0.375%        0.150%         0.075%(G)       0.600%(E)
      International Index..........    0.400%        0.150%         0.050%(G)       0.600%(E)
      Mid Cap Index................    0.375%        0.150%         0.075%(G)       0.600%(E)
      Total Stock Market Index.....    0.375%        0.150%         0.075%(G)       0.600%(E)
      500 Index....................    0.375%        0.150%         0.025%(G)       0.550%(E)
      Lifestyle Aggressive 1000(D).    0.070%        0.000%         1.038%(B)       1.108%(C)
      Lifestyle Growth 820(D)......    0.055%        0.000%         0.966%(B)       1.021%(C)
      Lifestyle Balanced 640(D)....    0.055%        0.000%         0.892%(B)       0.947%(C)
      Lifestyle Moderate 460(D)....    0.064%        0.000%         0.826%(B)       0.890%(C)
      Lifestyle Conservative 280(D)    0.075%        0.000%         0.784%(B)       0.859%(C)

      (A)   Based on estimates to be made during the current fiscal year.

      (B)   Reflects expenses of the Underlying Portfolios.

      (C) The investment adviser to the Trust, Manufacturers Securities Services, LLC ("MSS" or the "Adviser") has voluntarily agreed to pay certain expenses of each Lifestyle Trust as noted below. (For purposes of the expense reimbursement, total expenses of a Lifestyle Trust includes the advisory fee but excludes (a) the expenses of the Underlying Portfolios, (b) taxes, (c) portfolio brokerage, (d) interest, (e) litigation and (f) indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.)

                  If total expenses of a Lifestyle Trust (absent reimbursement)
            exceed 0.075%, the Adviser will reduce the advisory fee or reimburse expenses of that Lifestyle Trust by an amount such that total expenses of the Lifestyle Trust equal 0.075%. If the total expenses of the Lifestyle Trust (absent reimbursement) are equal to or less than 0.075%, then no expenses will be reimbursed by the Adviser.

                  This voluntary expense reimbursement may be terminated at any time. If such expense reimbursement was not in effect, Total Trust Annual Expenses would be higher (based on current advisory fees and the Other Expenses of the Lifestyle Trusts for the fiscal year ended December 31, 2000) as noted in the chart below:

                                         MANAGEMENT   RULE 12b-1    OTHER       TOTAL TRUST
            TRUST PORTFOLIO                 FEES         FEES      EXPENSES   ANNUAL EXPENSES
            ----------------------------------------------------------------------------------
            Lifestyle Aggressive 1000.     0.070%       0.000%      1.063%        1.133%
            Lifestyle Growth 820......     0.055%       0.000%      0.976%        1.031%
            Lifestyle Balanced 640....     0.055%       0.000%      0.902%        0.957%
            Lifestyle Moderate 460....     0.064%       0.000%      0.851%        0.915%
            Lifestyle Conservative 280     0.075%       0.000%      0.816%        0.891%

      (D) Each Lifestyle Trust will invest in shares of the Underlying Portfolios. Therefore, each Lifestyle Trust will bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios in which it invests, and the investment return of each Lifestyle Trust will be net of the Underlying Portfolio expenses. Each Lifestyle Portfolio must bear its own expenses. However, the Adviser is currently paying certain of these expenses as described in footnote (C) above.

      (E) Annualized - For the period May 1, 2000 (commencement of operations) to December 31, 2000.

      (F) Effective June 1, 2000, the Adviser voluntarily agreed to waive a portion of its advisory fee for the Science & Technology Trust, Health Sciences Trust, Small Company Value Trust, Blue Chip Growth Trust, Equity-Income Trust and the International Stock Trust. The fee reduction is based on the combined asset level of all five portfolios and the International Stock Trust. Once the combined assets exceed specified amounts, the fee reduction is increased. The percentage fee reduction for each asset level is as follows:

                                                            FEE REDUCTION
                                                         (AS A PERCENTAGE OF
                 COMBINED ASSET LEVELS                    THE ADVISORY FEE)
                 First $750 million                             0.00%
                 Between $750 million and $1.5 billion          2.50%
                 Between $1.5 billion and $3.0 billion          3.75%
                 Over $3.0 billion                              5.00%

            The fee reductions are applied to the advisory fees of each of the six portfolios. This voluntary fee waiver may be terminated at any time by the adviser. As of September 30, 2001, the combined asset level for all six portfolios was approximately $3.396 billion resulting in a fee reduction of 3.408%. There is no guarantee that the combined asset level will remain at this amount. If the combined asset level were to decrease to a lower breakpoint, the fee reduction would decrease as well.

      (G) MSS has voluntarily agreed to pay expenses of each Index Trust (excluding the advisory fee) that exceed the following amounts:
            0.050% in the case of the International Index Trust and 500 Index Trust and 0.075% in the case of the Small Cap Index Trust, the Mid Cap Index Trust and Total Stock Market Index Trust. If such expense reimbursement were not in effect, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be 0.097% and 0.650%, respectively, for the International Index Trust, 0.125% and 0.650%, respectively, for the Small Cap Index Trust, and 0.164% and 0.690%, respectively, for the Mid Cap Index Trust and 0.090% and 0.620%, respectively, for the Total Stock Market Index Trust. It is estimated that the expense reimbursement will not be effective during the year end December 31, 2001 for the 500 Index Trust. The expense reimbursement may be terminated at any time by MSS.

      (H) Annualized - For period November 1, 2000 (commencement of operations) to December 31, 2000. For all portfolios except the Lifestyle Trusts, the Adviser reduces its advisory fee or reimburses the portfolio if the total of all expenses (excluding advisory fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio's business) exceed certain annual rates. In the case of the Capital Appreciation Trust, the Adviser reimbursed the portfolio for certain expenses for the year ended December 31, 2000. If such expense reimbursement were not in effect, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be 0.700% and 1.600%, respectively. These voluntary expense reimbursements may be terminated at any time.

      (I) The Equity Index Trust is available only for Policies issued for applications dated prior to May 1, 2000. Under the Advisory Agreement, MSS has agreed to reduce its advisory fee or reimburse the Equity Index Trust if the total of all expenses (excluding advisory fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) exceeds an annual rate of 0.15% of the average annual net assets of the Equity Index Trust. The expense limitation may be terminated at any time by MSS. If this expense reimbursement had not been in effect, Total Trust Annual Expenses would have been 0.55%, and Other Expenses would have been 0.30%, of the average annual net assets of the Equity Index Trust.

      (J) Effective January 1, 2002, the Trust implemented a Class A Rule 12b-1 plan while simultaneously reducing its advisory fees and implementing advisory fee breakpoints. The Trust Annual Expense chart reflects these changes.


TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS

The Trust currently has twenty-five subadvisers who manage all of the portfolios, one of which subadvisers is Manufacturers Adviser Corporation ("MAC"). Both MSS and MAC are affiliates of ours.

      SUBADVISER                                             PORTFOLIO
      A I M Capital Management, Inc.                         Aggressive Growth Trust
                                                             All Cap Growth Trust

      Brinson Advisors, Inc.                                 Tactical Allocation Trust
      (formerly, Mitchell Hutchins Asset Management Inc.)

      Capital Guardian Trust Company                         Small Company Blend Trust
                                                             U.S. Large Cap Value Trust
                                                             Income & Value Trust
                                                             Diversified Bond Trust

      Cohen & Steers Capital Management, Inc.                Real Estate Securities Trust

      Davis Select Advisers, L.P.                            Financial Services Trust
                                                             Fundamental Value Trust

      The Dreyfus Corporation                                All Cap Value Trust

      Fidelity Management & Research Company                 Strategic Opportunities Trust(A)
                                                             Large Cap Growth Trust
                                                             Overseas Trust

      Founders Asset Management LLC                          International Small Cap Trust

      Franklin Advisers, Inc.                                Emerging Small Company Trust

      INVESCO Funds Group, Inc.                              Telecommunications Trust
                                                             Mid Cap Growth Trust

      Janus Capital Corporation                              Dynamic Growth Trust

      Jennison Associates LLC                                Capital Appreciation Trust

      Lord, Abbett & Co.                                     Mid Cap Value Trust

      Manufacturers Adviser Corporation                      Pacific Rim Emerging Markets Trust
                                                             Quantitative Mid Cap Trust
                                                             Quantitative Equity Trust
                                                             Equity Index Trust
                                                             Money Market Trust
                                                             Index Trusts
                                                             Lifestyle Trusts(B)
                                                             Balanced Trust

      Massachusetts Financial Services Company               Strategic Growth Trust
                                                             Capital Opportunities Trust
                                                             Utilities Trust

      Miller Anderson & Sherrerd, LLP                        Value Trust
                                                             High Yield Trust

      Munder Capital Management                              Internet Technologies Trust

      Pacific Investment Management Company                  Global Bond Trust
                                                             Total Return Trust

      Putnam Investment Management, L.L.C.                   Mid Cap Opportunities Trust
                                                             Global Equity Trust

      Salomon Brothers Asset Management Inc                  U.S. Government Securities Trust
                                                             Strategic Bond Trust

      SSgA Funds Management, Inc.                            Growth Trust
                                                             Lifestyle Trusts(B)

      T. Rowe Price Associates, Inc.                         Science & Technology Trust
                                                             Small Company Value Trust
                                                             Health Sciences Trust
                                                             Blue Chip Growth Trust
                                                             Equity-Income Trust

      T. Rowe Price International, Inc.                      International Stock Trust

      Templeton Investment Counsel, Inc.                     International Value Trust

      Wellington Management Company, LLP                     Growth & Income Trust
                                                             Investment Quality Bond Trust
                                                             Mid Cap Stock Trust

      -----------------
      (A)   Formerly, the Mid Cap Blend Trust.
      (B) SSgA Funds Management, Inc. provides subadvisory consulting services to Manufacturers Adviser Corporation regarding management of the Lifestyle Trusts.

   GENERAL INFORMATION ABOUT MANULIFE USA, THE SEPARATE ACCOUNT AND THE TRUST


MANULIFE USA

We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Manufacturers Life Insurance Company is one of the largest life insurance companies in North America and ranks among the 60 largest life insurers in the world as measured by assets. However, neither Manufacturers Life nor any of its affiliated companies guarantees the investment performance of the Separate Account.


RATINGS

The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company (U.S.A.) have received the following ratings from independent rating agencies:

      Standard and Poor's Insurance Ratings Service:   AA+ (for financial strength)
      A.M. Best Company:                               A++ (for financial strength)
      Fitch:                                           AAA (for financial strength)
      Moody's Investors Service, Inc.:                 Aa2 (for financial strength)

These ratings, which are current as of the date of this prospectus and are subject to change, are assigned to Manulife USA as a measure of the Company's ability to honor the death benefit and no lapse guarantees but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.

THE SEPARATE ACCOUNT

The Manufacturers Life Insurance Company of America ("ManAmerica") established its Separate Account Three (the "Separate Account") on August 22, 1986 as a separate account under Pennsylvania law. Since December 9, 1992, it has been operated under Michigan law. On January 1, 2002, ManAmerica transferred substantially all of its assets and liabilities to Manulife USA As a result of this transaction, Manulife USA became the owner of all of ManAmerica's assets, including the assets of the Separate Account and assumed all of ManAmerica's obligations including those under the Policies. The ultimate parent of both ManAmerica and Manulife USA is Manulife Financial Corporation ("MFC"). The Separate Account holds assets that are segregated from all of Manulife USA's other assets. The Separate Account is currently used only to support variable life insurance policies.


ASSETS OF THE SEPARATE ACCOUNT

Manulife USA is the legal owner of the assets in the Separate Account. The income, gains, and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Account without regard to the other income, gains, or losses of Manulife USA. Manulife USA will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business Manulife USA conducts. However, all obligations under the variable life insurance policies are general corporate obligations of Manulife USA.


REGISTRATION

The Separate Account is registered with the Commission under the Investment Company Act of 1940, as amended (the "1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the Commission of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of Manulife USA.


THE TRUST

Each sub-account of the Separate Account will purchase shares only of a particular Portfolio. The Trust is registered under the 1940 Act as an open-end management investment company. Each of the Trust Portfolios, except the Lifestyle Trusts and the Equity Index Trust, are subject to a Rule 12b-1 fee of
 .15% of a portfolios Class A net assets. The Separate Account will purchase and redeem shares of the Portfolios at net asset value. Shares will be redeemed to the extent necessary for Manulife USA to provide benefits under the Policies, to transfer assets from one sub-account to another or to the general account as requested by policyowners, and for other purposes not inconsistent with the Policies. Any dividend or capital gain distribution received from a Portfolio with respect to the Policies will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding sub-account.

The Trust shares are issued to fund benefits under both variable annuity contracts and variable life insurance policies issued by the Company or life insurance companies affiliated with the Company. Manulife USA may also purchase shares through its general account for certain limited purposes including initial portfolio seed money. For a description of the procedures for handling potential conflicts of interest arising from the funding of such benefits see the accompanying Trust prospectus.


INVESTMENT OBJECTIVES OF THE PORTFOLIOS

The investment objectives and certain policies of the Portfolios currently available to policyowners through corresponding sub-accounts are set forth below. There is, of course, no assurance that these objectives will be met. A full description of the Trust, its investment objectives, policies and restrictions, the risks associated therewith, its expenses, and other aspects of its operation is contained in the accompanying Trust prospectus, which should be read together with this prospectus.


ELIGIBLE PORTFOLIOS

The Portfolios of the Trust available under the Policies are as follows:

The INTERNET TECHNOLOGIES TRUST seeks long-term capital appreciation by investing the portfolio's assets primarily in companies engaged in Internet-related business (such businesses also include Intranet-related businesses).

The PACIFIC RIM EMERGING MARKETS TRUST seeks long-term growth of capital by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region.

The TELECOMMUNICATIONS TRUST seeks capital appreciation (with earning income as a secondary objective) by investing, under normal market conditions, primarily in equity securities of companies engaged in the telecommunications sector, that is, in the design, development, manufacture, distribution or sale of communications services and equipment and companies that are involved in supplying equipment or services to such companies.

The SCIENCE & TECHNOLOGY TRUST seeks long-term growth of capital by investing at least 65% of the portfolio's total assets in common stocks of companies expected to benefit from the development, advancement, and use of science and technology. Current income is incidental to the portfolio's objective.

The INTERNATIONAL SMALL CAP TRUST seeks capital appreciation by investing primarily in securities issued by foreign companies which have total market capitalization or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world.

The HEALTH SCIENCES TRUST seeks long-term capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences").

The AGGRESSIVE GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's asset principally in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the subadviser are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized category.

The EMERGING SMALL COMPANY TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index ("small cap stocks") at the time of purchase.

The SMALL COMPANY BLEND TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index at the time of purchase.

The DYNAMIC GROWTH TRUST seeks long-term growth of capital by investing the portfolio's assets primarily in equity securities selected for their growth potential. Normally at least 50% of its equity assets are invested in medium-sized companies.

The MID CAP GROWTH TRUST seeks capital appreciation by investing primarily in common stocks of mid-sized companies - those with market capitalizations between $2 billion and $15 billion at the time of purchase.

The MID CAP OPPORTUNITIES TRUST seeks capital appreciation by investing, under normal market conditions, primarily in common stocks and other equity securities of U.S. companies, with a focus on growth stocks of mid size companies.

The MID CAP STOCK TRUST seeks long-term growth of capital by investing primarily in equity securities with significant capital appreciation potential, with emphasis on medium-sized companies.

The ALL CAP GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's assets under normal market conditions, principally in common stocks of companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above average, long-term growth in earnings and have excellent prospects for future growth.

The FINANCIAL SERVICES TRUST seeks growth of capital by investing primarily in common stocks of financial companies. During normal market conditions, at least 65% of the portfolio's assets are invested in companies that are principally engaged in financial services. A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.

The OVERSEAS TRUST seeks growth of capital by investing, under normal market conditions, at least 65% of the portfolio's assets in foreign securities (including American Depositary Receipts (ADRs) and European Depositary Receipts
(EDRs)). The portfolio expects to invest primarily in equity securities.

The INTERNATIONAL STOCK TRUST seeks long-term growth of capital by investing primarily in common stocks of established, non-U.S. companies.

The INTERNATIONAL VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging markets.

The CAPITAL APPRECIATION TRUST seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospectus. These companies are generally medium-to-large capitalization companies.

The STRATEGIC OPPORTUNITIES TRUST (formerly, Mid Cap Blend Trust) seeks growth of capital by investing primarily in common stocks of U.S. issuers and securities convertible into or carrying the right to buy common stocks.

The QUANTITATIVE MID CAP TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's total assets in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants.

The GLOBAL EQUITY TRUST seeks long-term capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in equity securities of companies in at least three different countries, including the U.S. The portfolio may invest in companies of any size but emphasizes mid- and large-capitalization companies that the subadviser believes are undervalued.

The STRATEGIC GROWTH TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks and related securities (such as preferred stocks, bonds, warrants or rights convertible into stock and depositary receipts for these securities) of companies which the subadviser believes offer superior prospects for growth.

The GROWTH TRUST seeks long-term growth of capital by investing primarily in large capitalization growth securities (market capitalizations of approximately $1 billion or greater).

The LARGE CAP GROWTH TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's assets in equity securities of companies with large market capitalizations.

The ALL CAP VALUE TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in the stocks of value companies of any size.

The CAPITAL OPPORTUNITIES TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. The portfolio focuses on companies which the subadviser believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

The QUANTITATIVE EQUITY TRUST seeks to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return.

The BLUE CHIP GROWTH TRUST seeks to achieve long-term growth of capital (current income is a secondary objective) by investing at least 65% of the portfolio's total assets in the common stocks of large and medium-sized blue chip companies. Many of the stocks in the portfolio are expected to pay dividends.

The UTILITIES TRUST seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 65% of the portfolio's total assets in equity and debt securities of domestic and foreign companies in the utilities industry.

The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and current income by investing, under normal market conditions, substantially (at least 65% of total assets) in equity securities of real estate companies, such as real estate investment trusts ("REITs").

The SMALL COMPANY VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in small companies whose common stocks are believed to be undervalued. Normally, the portfolio will invest at least 65% of its total assets in companies with a market capitalization that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase.

The MID CAP VALUE TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolios total assets in equity securities which the subadviser believes to be undervalued in the marketplace. Normally, at least 65% of the portfolio's total assets will consist of investments in mid-sized companies, with market capitalizations of roughly $500 million to $10 billion.

The VALUE TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million.

The TACTICAL ALLOCATION TRUST seeks total return, consisting of long-term capital appreciation and current income, by allocating the portfolio's assets between (i) a stock portion that is designed to track the performance of the S&P 500 Composite Stock Price Index, and (ii) a fixed income portion that consists of either five-year U.S. Treasury notes or U.S. Treasury bills with remaining maturities of 30 days.

The EQUITY INDEX TRUST seeks to achieve investment results which approximate the aggregate total return of publicly traded common stocks which are included in the Standard & Poor's 500 Composite Price Index. (The Equity Index Trust is available only for policies issued for applications dated prior to May 1, 2000).

The FUNDAMENTAL VALUE TRUST seeks growth of capital by investing, under normal market conditions, primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion that the subadviser believes are undervalued. The portfolio may also invest in U.S. companies with smaller capitalizations.

The GROWTH & INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of U.S. issuers which the subadviser believes are of high quality.

The U.S. LARGE CAP VALUE TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $500 million.

The EQUITY-INCOME TRUST seeks to provide substantial dividend income and also long-term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

The INCOME & VALUE TRUST seeks the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income by investing the portfolio's assets in both equity and fixed-income securities. The subadviser has full discretion to determine the allocation between equity and fixed income securities.

The BALANCED TRUST seeks current income and capital appreciation by investing the portfolio's assets in a balanced portfolio of (i) equity securities and (ii) fixed income securities.

The HIGH YIELD TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

The STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.

The GLOBAL BOND TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing the portfolio's asset primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.

The TOTAL RETURN TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the subadviser's forecast for interest rates.

The INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.

The DIVERSIFIED BOND TRUST seeks high total return consistent with the conservation of capital by investing at least 75% of the portfolio's assets in fixed income securities.

The U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by U. S. entities.

The SMALL CAP INDEX TRUST seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index by attempting to track the performance of the Russell 2000 Index.*

The INTERNATIONAL INDEX TRUST seeks to approximate the aggregate total return of a foreign equity market index by attempting to track the performance of the Morgan Stanley European Australian Far East Free Index (the "MSCI EAFE Index").*

The MID CAP INDEX TRUST seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index by attempting to track the performance of the S&P Mid Cap 400 Index.*

The TOTAL STOCK MARKET INDEX seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the Wilshire 5000 Equity Index.*

The 500 INDEX TRUST seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the S&P 500 Composite Stock Price Index.*

The LIFESTYLE AGGRESSIVE 1000 TRUST seeks to provide long-term growth of capital (current income is not a consideration) by investing 100% of the Lifestyle Trust's assets in other portfolios of the Trust ("Underlying Portfolios") which invest primarily in equity securities.

The LIFESTYLE GROWTH 820 TRUST seeks to provide long-term growth of capital with consideration also given to current income by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE BALANCED 640 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE MODERATE 460 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE CONSERVATIVE 280 TRUST seeks to provide a high level of current income with some consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.

*"Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "Standard and Poor's 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)" is a trademark of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "Morgan Stanley European Australian Far East Free" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.



ISSUING A POLICY


REQUIREMENTS

To purchase a Policy, an applicant must submit a completed application. A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction.

Policies may be issued on a basis which does not distinguish between the insured's sex, with prior approval from the Company. A Policy will generally be issued only on the lives of insureds from ages 0 through 90.

Each Policy has a Policy Date, an Effective Date and an Issue Date (See "Definitions" above).

The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Effective Date is the date the Company becomes obligated under the Policy and when the first monthly deductions are deducted from the Policy Value. The Issue Date is the date from which Suicide and Incontestability are measured.

If an application accepted by the Company is not accompanied by a check for the initial premium and no request to backdate the Policy has been made:

(i) the Policy Date and the Effective Date will be the date the Company receives the check at its service office, and

(ii)  the Issue Date will be the date the Company issues the Policy.

The initial premium must be received within 60 days after the Issue Date, and the policyowner must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, the Policy will be canceled and any partial premiums paid will be returned to the applicant.

MINIMUM INITIAL FACE AMOUNT

Manulife USA will generally issue a Policy only if it has a Face Amount of at least $100,000.


BACKDATING A POLICY

Under limited circumstances, the Company may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a Policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the Policy. Monthly deductions will be made for the period the Policy Date is backdated. Regardless of whether or not a policy is backdated, Net Premiums received prior to the Effective Date of a Policy will be credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market portfolio.

As of the Effective Date, the premiums paid plus interest credited, net of the premium charge, will be allocated among the Investment Accounts and/or Fixed Account in accordance with the policy owner's instructions unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period.


TEMPORARY INSURANCE AGREEMENT

In accordance with the Company's underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any benefits under such temporary coverage will only be paid if the life insured meets the Company's usual and customary underwriting standards for the coverage applied for.

The acceptance of an application is subject to the Company's underwriting rules, and the Company reserves the right to request additional information or to reject an application for any reason.

Persons failing to meet standard underwriting classification may be eligible for a Policy with an additional risk rating assigned to it.


RIGHT TO EXAMINE THE POLICY

A Policy may be returned for a refund within 10 days after you received it. Some states provide a longer period of time to exercise this right. The Policy will indicate if a longer time period applies. During the "Right to Examine the Policy Period", premiums will be allocated to the Money Market Trust. After this period has expired, premiums will then be allocated among the Investment Accounts and or Fixed Account in accordance with the policyowner's instructions.

If the policyowner elects to cancel the Policy under this provision, the Policy can be mailed or delivered to the Manulife USA agent who sold it, or to the Service Office. Immediately upon such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after receipt of the returned Policy at its Service Office, the Company will refund to the policyholder an amount equal to either:

(1)   the amount of all premiums paid or

(2)

      (a) the difference between payments made and amounts allocated to the Separate Account and the Fixed Account; plus

      (b) the value of the amount allocated to the Separate Account and the Fixed Account as of the date the returned Policy is received by the Company; minus

      (c)   any partial withdrawals made and policy loans taken.

Whether the amount described in (1) or (2) is refunded depends on the requirements of the applicable state.

If a policyowner requests an increase in face amount which results in new surrender charges, he or she will have the same rights as described above to cancel the increase. If canceled, the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the increase not taken place. A policyowner may request a refund of all or any portion of premiums paid during the right to examine period, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

The Company reserves the right to delay the refund of any premium paid by check until the check has cleared.


LIFE INSURANCE QUALIFICATION

A Policy must satisfy either one of two tests to qualify as a life insurance contract for purposes of Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). At the time of application, the policyowner must choose either the Cash Value Accumulation Test or the Guideline Premium Test. The test cannot be changed once the Policy is issued.


CASH VALUE ACCUMULATION TEST

Under the Cash Value Accumulation Test ("CVAT"), the Policy Value must be less than the Net Single Premium necessary to fund future Policy benefits, assuming guaranteed charges and 4% net interest. To ensure that a Policy meets the CVAT, the Company will generally increase the death benefit, temporarily, to the required minimum amount. However, the Company reserves the right to require evidence of insurability should a premium payment cause the death benefit to increase by more than the premium payment amount. Any excess premiums will be refunded.


GUIDELINE PREMIUM TEST

The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy's death benefit must also be at least equal to the Minimum Death Benefit (described below).

Changes to the Policy may affect the maximum amount of premiums, such as:

-     a change in the policy's Face Amount.
-     a change in the death benefit option.
-     partial Withdrawals.
-     addition or deletion of supplementary benefits.

Any of the above changes could cause the total premiums paid to exceed the new maximum limit. In this situation, the Company may refund any excess premiums paid. In addition, these changes could reduce the future premium limitations.

The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit. The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable Minimum Death Benefit Percentage for the Attained Age of the life insured. The Minimum Death Benefit Percentages for this test appear in the Policy.


DEATH BENEFITS

If the Policy is in force at the time of the death of the life insured, the Company will pay an insurance benefit. The amount payable will be the death benefit under the selected death benefit option, plus any amounts payable under any supplementary benefits added to the Policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and the Company. If the insurance benefit is paid in one sum, the Company will pay interest from the date of death to the date of payment. If the life insured should die after the Company's receipt of a request for surrender, no insurance benefit will be payable, and the Company will pay only the Net Cash Surrender Value.


DEATH BENEFIT OPTIONS

There are two death benefit options, described below.


DEATH BENEFIT OPTION 1

Under Option 1 the death benefit is the Face Amount of the Policy at the date of death or, if greater, the Minimum Death Benefit.

DEATH BENEFIT OPTION 2

Under Option 2 the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death or, if greater, the Minimum Death Benefit.


CHANGING THE DEATH BENEFIT OPTION

The death benefit option may be changed once each Policy Year after the first Policy Year. The change will occur on the first day of the next Policy Month after a written request for a change is received at the Service Office. The Company reserves the right to limit a request for a change if the change would cause the Policy to fail to qualify as life insurance for tax purposes. The Company will not allow a change in death benefit option if it would cause the Face Amount to decrease below $100,000.

A change in the death benefit option will result in a change in the Policy's Face Amount, in order to avoid any change in the amount of the death benefit, as follows:


CHANGE FROM OPTION 1 TO OPTION 2

The new Face Amount will be equal to the Face Amount prior to the change minus the Policy Value as of the date of the change.


CHANGE FROM OPTION 2 TO OPTION 1

The new Face Amount will be equal to the Face Amount prior to the change plus the Policy Value as of the date of the change.

No new Surrender Charges will apply to an increase in Face Amount solely due to a change in the death benefit option.


CHANGING THE FACE AMOUNT

Subject to the limitations stated in this prospectus, a policyowner may, upon written request, increase or decrease the Face Amount of the Policy. The Company reserves the right to limit a change in Face Amount so as to prevent the Policy from failing to qualify as life insurance for tax purposes.


INCREASE IN FACE AMOUNT

Increases in Face Amount may be made once each Policy Year after the first Policy Year. Any increase in Face Amount must be at least $50,000. An increase will become effective at the beginning of the policy month following the date Manulife USA approves the requested increase. Increases in Face Amount are subject to satisfactory evidence of insurability. The Company reserves the right to refuse a requested increase if the life insured's Attained Age at the effective date of the increase would be greater than the maximum issue age for new Policies at that time.


NEW SURRENDER CHARGES FOR AN INCREASE

An increase in face amount will usually result in the Policy being subject to new surrender charges. The new surrender charges will be computed as if a new Policy were being purchased for the increase in Face Amount. The premiums attributable to the new Face Amount will not exceed the surrender charge premium limit associated with that increase. There will be no new surrender charges associated with restoration of a prior decrease in Face Amount. As with the purchase of a Policy, a policyowner will have a free look right with respect to any increase resulting in new surrender charges.

An additional premium may be required for a face amount increase, and a new No-Lapse Guarantee Premium will be determined, if the No-Lapse Guarantee is in effect at the time of the face amount increase.


INCREASE WITH PRIOR DECREASES

If, at the time of the increase, there have been prior decreases in Face Amount, these prior decreases will be restored first. The insurance coverage eliminated by the decrease of the oldest Face Amount will be deemed to be restored first.


CHANGING BOTH THE FACE AMOUNT AND THE DEATH BENEFIT OPTION

If a policyowner requests to change both the Face Amount and the Death Benefit Option in the same month, the Death Benefit Option change shall be deemed to occur first.

DECREASE IN FACE AMOUNT

Decreases in Face Amount may be made once each Policy Year after the first Policy Year. Any decrease in Face Amount must be at least $50,000. A written request from a policyowner for a decrease in the Face Amount will be effective at the beginning of the Policy Month following the date Manulife USA approves the requested decrease. If there have been previous increases in Face Amount, the decrease will be applied to the most recent increase first and thereafter to the next most recent increases successively. Under no circumstances should the sum of all decreases cause the policy to fall below the minimum Face Amount of $100,000.



PREMIUM PAYMENTS


INITIAL PREMIUMS

No premiums will be accepted prior to receipt of a completed application by the Company. All premiums received prior to the Effective Date of the Policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.

The minimum initial premium is one-twelfth of the No-Lapse Guarantee Premium. (For policies issued in the state of Florida, the minimum initial premium is one-twelfth of the No-Lapse Guarantee Value Deduction (which is set forth in the Table of Values in your policy).

On the later of the Effective Date or the date a premium is received, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with the policyowner's instructions; unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period.


SUBSEQUENT PREMIUMS

After the payment of the initial premium, premiums may be paid at any time and in any amount until the life insured's Attained Age 100, subject to the limitations on premium amount described below.

A Policy will be issued with a planned premium, which is based on the amount of premium the policyowner wishes to pay. Manulife USA will send notices to the policyowner setting forth the planned premium at the payment interval selected by the policyowner. However, the policyowner is under no obligation to make the indicated payment.

The Company may refuse any premium payment that would cause the Policy to fail to qualify as life insurance under the Code. The Company also reserves the right to request evidence of insurability if a premium payment would result in an increase in the Death Benefit that is greater than the increase in Policy Value.

Payment of premiums will not guarantee that the Policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the Policy to lapse.

All Net Premiums received on or after the Effective Date will be allocated among Investment Accounts or the Fixed Account as of the Business Day the premiums were received at the Service Office; unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period. Monthly deductions are due on the Policy Date and at the beginning of each Policy Month thereafter. However, if due prior to the Effective Date, they will be taken on the Effective Date instead of the dates they were due.


MAXIMUM PREMIUM LIMITATION

If the Policy is issued under the Guideline Premium Test, in no event may the total of all premiums paid exceed the then current maximum premium limitations established by federal income tax law for a Policy to qualify as life insurance.

If, at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, the Company will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then current maximum premium limitation.

PREMIUM ALLOCATION

Premiums may be allocated to the Fixed Account for accumulation at a rate of interest equal to at least 4% or to one or more of the Investment Accounts for investment in the Portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any number between zero and 100, provided the total allocation equals 100. A policyowner may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to the Company is received at the Service Office.



CHARGES AND DEDUCTIONS


PREMIUM CHARGE

During the first 10 Policy Years, Manulife USA deducts a premium charge from each premium payment, equal to 6.6% of the premium. Thereafter the premium charge is equal to 3.6% of the premium (on a non-guaranteed basis in the state of New Jersey) . The premium charge is designed to cover a portion of the Company's acquisition and sales expenses and premium taxes. Premium taxes vary from state to state, ranging from 0% to 3.5%.


SURRENDER CHARGES

The Company will deduct a Surrender Charge if during the first 10 years following the Policy Date, or the effective date of a Face Amount increase:

-     the Policy is surrendered for its Net Cash Surrender Value,
-     a partial withdrawal is made,
-     there is a decrease in Face Amount, or
-     the Policy lapses.

The surrender charge, together with a portion of the premium charge, is designed to compensate the Company for some of the expenses it incurs in selling and distributing the Policies, including agents' commissions, advertising, agent training and the printing of prospectuses and sales literature.


SURRENDER CHARGE CALCULATION

The Surrender Charge is determined by the following formula (the calculation is also described in words below):

Surrender Charge = (Surrender Charge Rate) x (Face Amount associated with the Surrender Charge / 1000) x (Grading Percentage)


DEFINITIONS OF THE FORMULA FACTORS ABOVE

Face Amount of the Policy Associated with the Surrender Charge

The Face Amount associated with the Surrender Charge equals the Face Amount for which the Surrender Charge is being applied. The Face Amount may be increased or decreased as described under "Changing the Face Amount" above.

Surrender Charge Rate  (the calculation is also described in words below)

Surrender Charge Rate  = (X) + (80%) x (Surrender Charge Premium)

Where "X" is equal to:

TABLE FOR RATE PER $1,000 OF FACE:

         Age at Issue     Rate per $1,000     Age at Issue     Rate per $1,000
          or Increase    of Face Value ($)    or Increase     of Face Value ($)
               0               2.00                18               4.25
               1               2.13                19               4.38
               2               2.25                20               4.50
               3               2.38                21               5.00
               4               2.50                22               5.50
               5               2.63                23               6.00
               6               2.75                24               6.50
               7               2.88                25               7.00
               8               3.00                26               7.20
               9               3.13                27               7.40

         Age at Issue     Rate per $1,000     Age at Issue     Rate per $1,000
          or Increase    of Face Value ($)    or Increase     of Face Value ($)
              11               3.38                29               7.80
              12               3.50                30               8.00
              13               3.63                31               8.04
              14               3.75                32               8.08
              15               3.88                33               8.12
              16               4.00                34               8.16
              17               4.13           35 and over           8.20


      The Surrender Charge Premium is the lesser of:

      a. the premiums paid during the first Policy Year per $1,000 of Face Amount at issue or following A Face Amount increase, and

      b. the Surrender Charge Premium Limit specified in the Policy per $1,000 of Face Amount.

Grading Percentage

The grading percentages during the Surrender Charge Period and set forth in the table below apply to the initial Face Amount and to all subsequent Face Amount increases.

The grading percentage is based on the Policy Year in which the transaction causing the assessment of the charge occurs as set forth in the table below:

                   Surrender               Surrender Charge
                   Charge Period           Grading Percentage
                   1                       100%
                   2                       90%
                   3                       80%
                   4                       70%
                   5                       60%
                   6                       50%
                   7                       40%
                   8                       30%
                   9                       20%
                   10                      10%
                   11                      0%

Within a Policy Year, grading percentages will be interpolated on a monthly basis. For example, if the policyowner surrenders the Policy during the fourth month of Policy Year 4, the grading percentage will be 67.5%.

FORMULAS DESCRIBED IN WORDS

Surrender Charge

The Surrender Charge is determined by multiplying the Surrender Charge Rate by the Face Amount associated with the Surrender Charge divided by 1000. The amount obtained is then multiplied by the Grading Percentage, a percent which starts at 100% and grades down each policy year to zero over a period not to exceed 10 years.

Surrender Charge Rate

The Surrender Charge Rate is equal to the sum of (a) plus (b) where (a) equals "X" (see Table above) and (b) equals 80% times the Surrender Charge Premium.


ILLUSTRATION OF MAXIMUM SURRENDER CHARGE CALCULATION

Assumptions

-     45 year old male (standard risks and nonsmoker status)
-     Policy issued 7 years ago
- $7,785 in premiums has been paid on the Policy in equal annual installments over the 7 year period
-     Surrender Charge Premium for the Policy is $15.26
- Face Amount of the Policy at issue is $500,000 and no increases have occurred
-     Policy is surrendered during the first month of the seventh policy year.

Maximum Surrender Charge

The maximum Surrender Charge to be assessed would be $4,082 determined as follows:

First, the Surrender Charge Rate is determined by applying the Surrender Charge Rate formula as set forth below.

      Surrender Charge Rate = (8.20) + (80%) x (Surrender Charge Premium)

      $20.41 = (8.20) + (80%) x (15.26)

      The Surrender Charge Rate is equal to $20.41

Second, the Surrender Charge Rate is entered into the Surrender Charge formula and the Surrender Charge is determined as set forth below.

      Surrender Charge = (Surrender Charge Rate) x (Face Amount of the Policy associated with the Surrender Charge / 1000) x (Grading Percentage)

      $4,082 = (20.41) x ($500,000 / 1000) x (40%)

      The maximum Surrender Charge is equal to $4,082.

Depending upon the Face Amount of the Policy, the age of the insured at issue, premiums paid under the Policy and the performance of the underlying investment options, the Policy may have no Cash Surrender Value and therefore, the policyowner may receive no surrender proceeds upon surrendering the Policy.


SURRENDER CHARGES ON A PARTIAL WITHDRAWAL

A partial withdrawal will result in the assessment of a portion of the Surrender Charges to which the Policy is subject. The portion of the Surrender Charges assessed will be based on the ratio of the amount of the withdrawal to the Net Cash Surrender Value of the Policy as at the date of the withdrawal. The Surrender Charges will be deducted from the Policy Value at the time of the partial withdrawal on a pro-rata basis from each of the Investment Accounts and the Fixed Account. If the amount in the accounts is not sufficient to pay the Surrender Charges assessed, then the amount of the withdrawal will be reduced.

Whenever a portion of the surrender charges is deducted as a result of a partial withdrawal, the Policy's remaining surrender charges will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the partial withdrawal.


MONTHLY CHARGES

On the Policy Date and at the beginning of each Policy Month, a deduction is due from the Net Policy Value to cover certain charges in connection with the Policy until the Policy Anniversary when the life insured reaches Attained Age 100, unless certain riders are in effect in which case such charges may continue. If there is a Policy Debt under the Policy, loan interest and principal will continue to be payable at the beginning of each Policy Month. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. These charges consist of:

-     an administration charge;
-     a charge for the cost of insurance;
-     a mortality and expense risks charge;
- if applicable, a charge for any supplementary benefits added to the Policy.

Unless otherwise allowed by the Company and specified by the policyowner, the Monthly Deductions will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy value in each bears to the Net Policy Value.


ADMINISTRATION CHARGE

This charge will be equal to $30 per Policy Month in the first Policy Year. For all subsequent Policy Years, the administration charge will be $15 per Policy Month. The charge is designed to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the Policy.


COST OF INSURANCE CHARGE

The monthly charge for the cost of insurance is determined by multiplying the applicable cost of insurance rate times the net amount at risk at the beginning of each Policy Month. The cost of insurance rate and the net amount at risk are determined separately for the initial Face Amount and for each increase in Face Amount. In determining the net amount at risk, if there have been increases in the Face Amount, the Policy Value shall first be considered a part of the initial Face Amount. If the Policy Value exceeds the initial Face Amount, it shall then be considered a part of the additional increases in Face Amount resulting from the increases, in the order the increases occurred.

For Death Benefit Option 1, the net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:

(a) is the death benefit as of the first day of the Policy Month, divided by 1.0032737; and

(b) is the Policy Value as of the first day of the Policy Month after the deduction of monthly cost of insurance.

For Death Benefit Option 2, the net amount at risk is equal to the Face Amount of insurance.

The rates for the cost of insurance are based upon the issue age, duration of coverage, sex, and Risk Classification of the life insured.

Cost of insurance rates will generally increase with the age of the life insured. The first year cost of insurance rate is guaranteed.

The cost of insurance rates reflect the Company's expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within the class of life insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the Policy except to the extent that an extra charge is imposed because of an additional rating applicable to the Life Insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on the 1980 Commissioners Smoker Distinct Mortality tables.

CHARGES FOR SUPPLEMENTARY BENEFITS

If the Policy includes Supplementary Benefits, a charge may apply to such Supplementary Benefits.

MORTALITY AND EXPENSE RISKS CHARGE

A monthly charge is assessed against the Policy Value equal to a percentage of the Policy Value. This charge is to compensate the Company for the mortality and expense risks it assumes under the Policy. The mortality risk assumed is that the Life Insured may live for a shorter period of time than the Company estimated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will be greater than the Company estimated. The Company will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policy.

The charge varies by Policy Year as follows:

                    Guaranteed Monthly Mortality and       Equivalent Annual
Policy Year         Expense Risks Charge                   Mortality and Expense
                                                           Risks Charge
1-10                0.0627%                                0.75%
11+                 0.0209%                                0.25%



CHARGES FOR TRANSFERS

A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year. The charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.

Transfers under the Dollar Cost Averaging and Asset Allocation Balancer programs do not count against the number of free transfers permitted per Policy Year.

REDUCTION IN CHARGES

The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. Manulife USA reserves the right to reduce any of the Policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which Manulife USA believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. Manulife USA may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

SPECIAL PROVISIONS FOR EXCHANGES

The Company will permit owners of certain fixed life insurance contracts issued by the Company to exchange their contracts for the Policies described in this prospectus (and likewise, owners of Policies described in this prospectus may also exchange their Policies for certain fixed life insurance contracts issued by the Company). Policyowners considering an exchange should consult their tax advisor as to the tax consequences of an exchange.

COMPANY TAX CONSIDERATIONS

At the present time, the Company makes no special charge to the Separate Account for any federal, state, or local taxes that the Company incurs that may be attributable to the Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

POLICY VALUE

DETERMINATION OF THE POLICY VALUE

A Policy has a Policy Value, a portion of which is available to the policyowner by making a policy loan or partial withdrawal, or upon surrender of the Policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

INVESTMENT ACCOUNTS

An Investment Account is established under each Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

FIXED ACCOUNT

Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by Manulife USA. For a detailed description of the Fixed Account, see "The General Account - Fixed Account".

LOAN ACCOUNT

Amounts borrowed from the Policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate which is equal to the amount charged on the outstanding Policy Debt less the Loan Spread. For a detailed description of the Loan Account, see "Policy Loans - Loan Account".

UNITS AND UNIT VALUES

CREDITING AND CANCELING UNITS

Units of a particular sub-account are credited to a Policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

A Business Day is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on that day.

Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.

UNIT VALUES

The value of a unit of each sub-account was initially fixed at $10.00 and $12.50 depending on the sub-account. For each subsequent Business Day the unit value for that sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the sub-account on such subsequent Business Day.

The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:

(a) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and

(b) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day.

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

TRANSFERS OF POLICY VALUE

At any time, a policyowner may transfer Policy Value from one sub-account to another or to the Fixed Account. Transfers involving the Fixed Account are subject to certain limitations noted below under "Transfers Involving Fixed Accounts." Transfer requests must be in writing in a format satisfactory to the Company, or by telephone if a currently valid telephone transfer authorization form is on file.

The Company reserves the right to impose limitations on transfers, including the maximum amount that may be transferred. The Company also reserves the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfers may also be delayed when any of the events described under items (i) through (iii) in "Payment of Proceeds" occur. Transfer privileges are also subject to any restrictions that may be imposed by the Trust. In addition, we reserve the right to defer the transfer privilege at any time when we are unable to purchase or redeem shares of the Trust.

While the Policy is in force, the policyowner may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:

(a)      within eighteen months after the Issue Date; or

(b) within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts or within 60 days of the date of notification of such change, whichever is later.

Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.

TRANSFERS INVOLVING FIXED ACCOUNT

The maximum amount that may be transferred from the Fixed Account in any one Policy Year is the greater of $500 or 15% of the Fixed Account Value at the previous Policy Anniversary. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust.

TELEPHONE TRANSFERS

Although failure to follow reasonable procedures may result in the Company being liable for any losses resulting from unauthorized or fraudulent telephone transfers, Manulife USA will not be liable for following instructions communicated by telephone that the Company reasonably believes to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.

DOLLAR COST AVERAGING

The Company will offer policyowners a Dollar Cost Averaging ("DCA") program. Under the DCA program, the policyowner will designate an amount which will be transferred monthly from one Investment Account into any other Investment

Account(s) or the Fixed Account. Currently, no charge will be made for this program, although the Company reserves the right to institute a charge on 90 days' written notice to the policyholder. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and the policyowner will be so notified.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

ASSET ALLOCATION BALANCER TRANSFERS

Under the Asset Allocation Balancer program the policyowner will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date, the Company will move amounts among the Investment Accounts as necessary to maintain the policyowner's chosen allocation. A change to the policyowner premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless the policyowner either instructs Manulife
USA otherwise or has elected the Dollar Cost Averaging program. Currently, there is no charge for this program; however, the Company reserves the right to institute a charge on 90 days written notice to the policyowner.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

POLICY LOANS

While this Policy is in force and has an available loan value, a policyowner may borrow against the Policy Value of the Policy. The Policy serves as the only security for the loan. Policy loans may have tax consequences, see "Tax Treatment of Policy Benefits - Interest on Policy Loans After Year 10" and "Tax Treatment of Policy Benefits - Policy Loan Interest."

MAXIMUM LOANABLE AMOUNT

The Maximum Loanable Amount is 90% of the Policy's Net Cash Surrender Value.

EFFECT OF POLICY LOAN

A policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A policy loan may cause a Policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See "Lapse and Reinstatement." In addition, a policy loan may result in a Policy's failing to satisfy the No-Lapse Guarantee Cumulative Premium Test since the Policy Debt is subtracted from the sum of the premiums paid in determining whether this test is satisfied. Finally, a policy loan will affect the amount payable on the death of the life insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.

INTEREST CHARGED ON POLICY LOANS

Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. During the first 10 Policy Years, the rate of interest charged will be an effective annual rate of 5.25%. Thereafter, the rate of interest charged will be an effective annual rate of 4%, subject to the Company's reservation of the right to increase the rate as described under the heading "Tax Treatment of Policy Benefits - Interest on Policy Loans After Year 10." If the interest due on a Policy Anniversary is not paid by the policyowner, the interest will be borrowed against the Policy.

Interest on the Policy Debt will continue to accrue daily if there is an outstanding loan when monthly deductions and premium payments cease when the life insured reaches age 100. The Policy will go into default at any time the Policy Debt exceeds the Cash Surrender Value. At least 61 days prior to termination, the Company will send the policyowner a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the policy out of default.

LOAN ACCOUNT

When a loan is made, an amount equal to the loan principal, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. The policyowner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

INTEREST CREDITED TO THE LOAN ACCOUNT

Interest will be credited to amounts in the Loan Account at an effective annual rate of at least 4.00%. The actual rate credited is equal to the rate of interest charged on the policy loan less the Loan Interest Credited Differential, which is currently 1.25% during the first ten policy years and 0% thereafter, and is guaranteed not to exceed 1.25%. (The Loan Interest Credited Differential is the difference between the rate of interest charged on a policy loan and the rate of interest credited to amounts in the Loan Account.) The Company may change the Current Loan Interest Credited Differential as of 90 days after sending you written notice of such change.

For a Policy that is not a Modified Endowment Contract ("MEC"), the tax consequences associated with a loan interest credited differential of 0% are unclear. A tax advisor should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under federal tax law as a result of the differential between the credited interest rate and the loan interest rate, we retain the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under federal tax law.

LOAN ACCOUNT ADJUSTMENTS

On the first day of each Policy Anniversary the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the Investment Accounts and the Fixed Account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value.

LOAN REPAYMENTS

Policy Debt may be repaid in whole or in part at any time prior to the death of the life insured, provided that the Policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. Loan repayments will be allocated first to the Fixed Account until the associated Loan Sub-Account is reduced to zero and then to each Investment Account in the same proportion as the value in the corresponding Loan Sub-Account bears to the value of the Loan Account.

Amounts paid to the Company not specifically designated in writing as loan repayments will be treated as premiums. Where permitted by applicable state law, when a portion of the Loan Account amount is allocated to the Fixed Account, the Company may require that any amounts paid to it be applied to outstanding loan balances.

POLICY SURRENDER AND PARTIAL WITHDRAWALS

POLICY SURRENDER

A Policy may be surrendered for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the Policy Debt. If there have been any prior Face Amount increases, the Surrender Charge will be the sum of the Surrender Charge for the Initial Face Amount plus the Surrender Charge for each increase. The Net Cash Surrender Value will be determined as of the end of the Business Day on which Manulife USA receives the Policy and a written request for surrender at its Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate.

PARTIAL WITHDRAWALS

A policyowner may make a partial withdrawal of the Net Cash Surrender Value once each Policy Month after the first Policy Anniversary. The policyowner may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on Surrender Charges on a Partial Withdrawal see "Charges and Deductions - Surrender Charges."

Withdrawals will be limited if they would otherwise cause the Face Amount to fall below $100,000.

REDUCTION IN FACE AMOUNT DUE TO A PARTIAL WITHDRAWAL

If Death Benefit Option 1 is in effect when a partial withdrawal is made, the Face Amount of the Policy will be reduced by the amount of the withdrawal plus any applicable Surrender Charges.

If the death benefit is based upon the Policy Value times the minimum death benefit percentage set forth under "Death Benefit - Minimum Death Benefit," the Face Amount will be reduced only to the extent that the amount of the withdrawal plus the portion of the Surrender Charge assessed exceeds the difference between the death benefit and the Face Amount. When the Face Amount of a Policy is based on one or more increases subsequent to issuance of the Policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in Face Amount, i.e., against the Face Amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial Face Amount.

Partial withdrawals do not affect the Face Amount of a Policy if Death Benefit Option 2 is in effect.

LAPSE AND REINSTATEMENT

LAPSE

Unless the No-Lapse Guarantee is in effect, a Policy will go into default if at the beginning of any Policy Month the Policy's Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A lapse could have adverse tax consequences as described under "Tax Treatment of the Policy - Tax Treatment of Policy Benefits - Surrender or Lapse." The Company will notify the policyowner of the default and will allow a 61 day grace period in which the policyowner may make a premium payment sufficient to bring the Policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium charge. If the required payment is not received by the end of the grace period, the Policy will terminate with no value.

NO-LAPSE GUARANTEE

(See below for provisions applicable for policies issued in Florida)

In those states where it is permitted, as long as the No-Lapse Guarantee Cumulative Premium Test is satisfied during the No-Lapse Guarantee Period, as described below, the Company will guarantee that the Policy will not go into default, even if adverse investment experience or other factors should cause the Policy's Net Cash Surrender Value to fall to zero or below during such period.

The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium.

The No-Lapse Guarantee Premium is set at issue and reflects any Additional Rating and Supplementary Benefits, if applicable. It is subject to change if (i) the face amount of the Policy is changed, (ii) there is a Death Benefit Option change, (iii) there is a decrease in the Face Amount of insurance due to a partial withdrawal, or (iv) there is any change in the supplementary benefits added to the Policy or in the risk classification of the life insured.

The No-Lapse Guarantee Period is described under "Definitions"

While the No-Lapse Guarantee is in effect, the Company will determine at the beginning of the Policy Month that your policy would otherwise be in default, whether the No-Lapse Guarantee Cumulative Premium Test, described below, has been met. If the test has not been satisfied, the Company will notify the policyowner of that fact and allow a 61-day grace period in which the policyowner may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification to the policyowner, will be equal to the lesser of:

(a) the outstanding premium requirement to satisfy the No-Lapse Guarantee Cumulative Premium Test at the date of default, plus the Monthly No-Lapse Guarantee Premium due for the next two Policy Months, or

(b) the amount necessary to bring the Net Cash Surrender Value to zero plus the monthly deductions due, plus the next two monthly deductions plus the applicable premium charge.

If the required payment is not received by the end of the grace period, the No-Lapse Guarantee and the Policy will terminate.

Policies Issued in Florida. The following changes are applicable for Policies issued in Florida:

A No-Lapse Guarantee Value Test (as opposed to a No-Lapse Guarantee Cumulative Premium Test) is used to determine whether the No-Lapse Guarantee is in effect.

The No-Lapse Guarantee Value Test is satisfied if, as of the beginning of the Policy Month that your Policy would otherwise be in default, the sum of all premiums paid less:

         (a)      the sum of the No-Lapse Guarantee Value Deductions,

         (b)      any gross withdrawals, and

         (c)      any Policy Debt

is equal to or greater  than zero.

The No-Lapse Guarantee Value Deduction is set forth in the Table of Values in your Policy. It is set at issue and is recalculated, prospectively, whenever any of the following changes occur under the Policy:

-        the face amount of insurance changes.

-        a supplementary benefit is added, changed or terminated.

-        the risk classification of the life insured changes.

- a temporary Additional Rating is added (due to a face amount increase), or terminated.

-        The Death Benefit Option changes.

If, during the No-Lapse Guarantee Period, the No-Lapse Guarantee Value Test has not been met, the No-Lapse Guarantee Value Test (as opposed to the No-Lapse Guarantee Cumulative Premium Test) will be used to determine the amount necessary to keep your Policy from going into default. This required payment will be equal to the lesser of:

         (a) the amount necessary to satisfy the No-Lapse Guarantee Value Test at the date of default, plus the sum of two monthly No-Lapse Guarantee Value Deductions, or

         (b) the amount necessary to bring the Net Cash Surrender Value to zero plus:

                  1.       the monthly deductions due,

                  2.       the next two monthly deductions, and

                  3.       the applicable premium charge.

NO-LAPSE GUARANTEE CUMULATIVE PREMIUM TEST

The No-Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the Policy Month that your Policy would otherwise be in default, the sum of all premiums paid to date less any gross withdrawals taken on or before the date of the test and less any Policy Debt is equal to or exceeds the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.

OPTIONAL EXTENDED NO-LAPSE GUARANTEE

In states where approved, an optional rider may be added to the Policy that extends the No-Lapse Guarantee Period to the earlier of: (a) termination of the Policy or the rider, (b) subject to any applicable state limitations, the number of years selected by the Policyowner and (c) age 100 of the life insured's. (The rider may be terminated at any time but cannot be reinstated once terminated.) In order for the Extended No-Lapse Guarantee to be applicable a Cumulative Premium Test must be satisfied. This test is described in the rider. The cost of the rider varies by issue age and Face Amount and a change in the Face Amount of the Policy may affect the cost of the rider. Neither the No-Lapse Guarantee nor the Extended No-Lapse Guarantee apply to the Term Rider.

DEATH DURING GRACE PERIOD

If the life insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding Monthly Deductions due at the time of death.

REINSTATEMENT

A policyowner can reinstate a Policy which has terminated after going into default at any time within 21 days following the date of termination without furnishing evidence of insurability, subject to the following conditions:

(a)      The life insured's risk classification is standard or preferred, and

(b)      The life insured's Attained Age is less than 46.

A policyowner can, by making a written request, reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

(a) Evidence of the life insured's insurability, satisfactory to the Company is provided to the Company;

(b) A premium equal to the amount that was required to bring the Policy out of default immediately prior to termination, plus the amount needed to keep the Policy in force to the next scheduled date for payment of the Planned Premium must be paid to the Company.

If the reinstatement is approved, the date of reinstatement will be the later of the date the Company approves the policyowner's request or the date the required payment is received at the Company's Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the Policy terminated.

THE GENERAL ACCOUNT

The general account of Manulife USA consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, Manulife USA has sole discretion over the investment of the assets of the general account.

By virtue of exclusionary provisions, interests in the general account of Manulife USA have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

FIXED ACCOUNT

A policyowner may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. Manulife USA will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in its general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

POLICY VALUE IN THE FIXED ACCOUNT

The Policy Value in the Fixed Account is equal to:

         (a)      the portion of the net premiums allocated to it; plus

         (b)      any amounts transferred to it; plus

         (c)      interest credited to it; less

         (d)      any charges deducted from it; less

         (e)      any partial withdrawals from it; less

         (f)      any amounts transferred from it.

INTEREST ON THE FIXED ACCOUNT

An allocation of Policy Value to the Fixed Account does not entitle the policyowner to share in the investment experience of the general account. Instead, Manulife USA guarantees that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the general account. Consequently, if a policyowner pays the planned premiums, allocates all net premiums only to the general account and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the Policy will be determinable and guaranteed.

OTHER PROVISIONS OF THE POLICY

POLICYOWNER RIGHTS

Unless otherwise restricted by a separate agreement, the policyowner may, until the life insured's death:

-        Vary the premiums paid under the Policy.

-        Change the death benefit option.

-        Change the premium allocation for future premiums.

-        Transfer amounts between sub-accounts.

-        Take loans and/or partial withdrawals.

-        Surrender the contract.

-        Transfer ownership to a new owner.

- Name a contingent owner that will automatically become owner if the policyowner dies before the insured.

-        Change or revoke a contingent owner.

-        Change or revoke a beneficiary.

ASSIGNMENT OF RIGHTS

Manulife USA will not be bound by an assignment until it receives a copy of the assignment at its Service Office. Manulife USA assumes no responsibility for the validity or effects of any assignment.

BENEFICIARY

One or more beneficiaries of the Policy may be appointed by the policyowner by naming them in the application. Beneficiaries may be appointed in three classes
- primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, the beneficiary may be changed by the policyowner during the life insured's lifetime by giving written notice to Manulife USA in a form satisfactory to the Company. The change will take effect as of the date such notice is signed. If the life insured dies and there is no surviving beneficiary, the policyowner, or the policyowner's estate if the policyowner is the life insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the life insured, the Company will pay the insurance benefit as if the beneficiary had died before the life insured.

INCONTESTABILITY

Manulife USA will not contest the validity of a Policy after it has been in force during the life insured's lifetime for two years from the Issue Date. It will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the lifetime of the life insured for two years. If a Policy has been reinstated and been in force during the lifetime of the life insured for less than two years from the reinstatement date, the Company can contest any misrepresentation of a fact material to the reinstatement.

MISSTATEMENT OF AGE OR SEX

If the stated age or sex, or both, of the life insured in the Policy are incorrect, Manulife USA will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

SUICIDE EXCLUSION

If the life insured dies by suicide within two years after the Issue Date (or within the maximum period permitted by the state in which the Policy was delivered, if less than two years), the Policy will terminate and the Company will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.

If the life insured dies by suicide within two years after the effective date of an increase in Face Amount, the Company will credit the amount of any Monthly Deductions taken for the increase and reduce the Face Amount to what it was prior to the increase. If the insured's death is by suicide, the Death Benefit for that increase will be limited to the Monthly Deductions taken for the increase.

The Company reserves the right to obtain evidence of the manner and cause of death of the life insured.

SUPPLEMENTARY BENEFITS

Subject to certain requirements, one or more supplementary benefits may be added to a Policy, including those providing, term insurance for an additional insured, providing accidental death coverage, waiving monthly deductions upon disability, accelerating benefits in the event of a terminal illness, and, in the case of corporate-owned policies, permitting a change of the life insured (a taxable event). More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost, if any, for supplementary benefits will be deducted as part of the monthly deduction.

TAX TREATMENT OF THE POLICY

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "Service"). No representation is made as to the likelihood of continuation of the present federal income tax laws nor of the current interpretations by the Service. Manulife USA DOES NOT MAKE ANY
GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY OR ANY TRANSACTION REGARDING THE POLICY.

The Policies may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of such Policies in any such arrangement, the value of which depends in part on the tax consequences, is contemplated, a qualified tax advisor should be consulted for advice on the tax attributes of the particular arrangement.

The Company is taxed as a life insurance company. Because the operations of the Separate Account are a part of, and are taxed with, the Company's operations, the Separate Account is not separately taxed as a "regulated investment company" under the Code. Under existing Federal income tax laws, the Company is not taxed on the investment income and capital gains of the Separate Account, but the Company may be eligible for certain tax credits or deductions relating to foreign taxes paid and dividends received by Trust portfolios. The Company's use of these tax credits and deductions will not adversely affect or benefit the Separate Account. The Company does not anticipate that it will be taxed on the income and gains of the Separate Account in the future, but if the Company is, it may impose a corresponding charge against the Separate Account.

LIFE INSURANCE QUALIFICATION

There are several requirements that must be met for a Policy to be considered a Life Insurance Contract under the Code, and thereby to enjoy the tax benefits of such a contract:

- The Policy must satisfy the definition of life insurance under Section 7702 of the Code.

- The investments of the Separate Account must be "adequately diversified" in accordance with Section 817(h) of the Code and Treasury Regulations.

- The Policy must be a valid life insurance contract under applicable state law.

- The Policyowner must not possess "incidents of ownership" in the assets of the Separate Account.

These four items are discussed in detail below.

DEFINITION OF LIFE INSURANCE

Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. For a Policy to be a life insurance contract, it must satisfy either the Cash Value Accumulation Test or the Guideline Premium and the Cash Value Corridor Tests. By limiting cash value at any time to the net single premium that would be required in order to fund future benefits under the Policy, the Cash Value Accumulation Test in effect requires a minimum death benefit for a given Policy Value. The Guideline Premium Test also requires a minimum death benefit, but in addition limits the total premiums that can be paid into a Policy for a given amount of death benefit.

With respect to a Policy that is issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

With respect to a Policy that is issued on a substandard basis (i.e., a rate class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyowner pays the full amount of premiums permitted under the Policy.

The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such a Policy would not provide the tax advantages normally provided by a life insurance policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, the Company may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, the Company reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

DIVERSIFICATION

Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the Trust, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec. 1.817-5, which affect how the Trust's assets are to be invested. The Company believes that the Separate Account will thus meet the diversification requirement, and the Company will monitor continued compliance with the requirement.

STATE LAW

A policy must qualify as a valid life insurance contract under applicable state laws. State regulations require that the policyowner have appropriate insurable interest in the life insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for federal tax purposes.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance policies may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their Policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyowner's gross income. The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury

Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Policy has additional flexibility in allocating premium payments and Policy Values. These differences could result in an owner being treated as the owner of a pro-rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.

TAX TREATMENT OF POLICY BENEFITS

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, partial withdrawal, surrender, change in ownership, the addition of an accelerated death benefit rider, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each policyowner or beneficiary.

DEATH BENEFIT

The death benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

CASH VALUES

Generally, the policyowner will not be deemed to be in constructive receipt of the Policy Value, including increments thereof, until there is a distribution. This includes additions attributable to interest, dividends, appreciation or gains realized on transfers among sub-accounts.

INVESTMENT IN THE POLICY

Investment in the Policy means:

- the aggregate amount of any premiums or other consideration paid for a Policy; minus

- the aggregate amount, other than loan amounts, received under the Policy which has been excluded from the gross income of the policyowner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract ("MEC"), to the extent such amount has been excluded from gross income, will be disregarded); plus

- the amount of any loan from, or secured by a Policy that is a MEC to the extent that such amount has been included in the gross income of the policyowner.

The repayment of a policy loan, or the payment of interest on a loan, does not affect the Investment in the Policy.

SURRENDER OR LAPSE

Upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of Policy Debt exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

If, at the time of lapse or surrender, a Policy has a loan, the loan is extinguished and the amount of the loan is a deemed payment to the policyholder. If the amount of this deemed payment exceeds the investment in the contract, the excess is taxable income and is subject to Internal Revenue Service reporting requirements.

DISTRIBUTIONS

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a MEC.

DISTRIBUTIONS FROM NON-MEC'S

A distribution from a non-MEC is generally treated as a tax-free recovery by the policyowner of the Investment in the Policy to the extent of such Investment in the Policy, and as a distribution of taxable income only to the extent the distribution exceeds the Investment in the Policy. Loans from, or secured by, a non-MEC are not treated as distributions. Instead, such loans are treated as indebtedness of the policyowner.

FORCE OUTS

An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the policyowner in order for the Policy to continue to comply with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702. Changes include partial withdrawals and death benefit option changes.

DISTRIBUTIONS FROM MEC'S

Policies classified as MEC's will be subject to the following tax rules:

- First, all partial withdrawals from such a Policy and assignments or pledges of any part of its value are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Value immediately before the distribution over the Investment in the Policy at such time.

- Second, loans taken from or secured by such a Policy are treated as partial withdrawals from the Policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as a loan.

- Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

         -        is made on or after the policyowner attains age 59 1/2;

         -        is attributable to the policyowner becoming disabled; or

         - is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner's beneficiary.

         These exceptions are not likely to apply in situations where the Policy is not owned by an individual.

Definition of Modified Endowment Contracts

Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts" or "MECs," which applies to Policies entered into or materially changed after June 20, 1988.

In general, a Policy will be a MEC if the accumulated premiums paid at any time during the first seven Policy Years exceed the "seven-pay premium limit". The seven-pay premium limit on any date is equal to the sum of the net level premiums that would have been paid on or before such date if the policy provided for paid-up future benefits after the payment of seven level annual premiums (the "seven-pay premium").

The rules relating to whether a Policy will be treated as a MEC are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, a current or prospective policyowner should consult with a competent adviser to determine whether a transaction will cause the Policy to be treated as a MEC.

Material Changes

A Policy that is not a MEC may become a MEC if it is "materially changed." If there is a material change to the Policy, the seven year testing period for MEC status is restarted. The material change rules for determining whether a Policy is a MEC are complex. In general, however, the determination of whether a Policy will be a MEC after a material change generally depends upon the relationship among the death benefit of the Policy at the time of such change, the Policy Value at the time of the change, and the additional premiums paid into the Policy during the seven years starting with the date on which the material change occurs.

Reductions in Face Amount

If there is a reduction in benefits during the first seven Policy Years, the seven-pay premium limit is recalculated as if the policy had been originally issued at the reduced benefit level. Failure to comply would result in classification as a MEC regardless of any efforts by the Company to provide a payment schedule that will not violate the seven pay test.

Exchanges

A life insurance contract received in exchange for a MEC will also be treated as a MEC.

Processing of Premiums

If a premium is received which would cause the Policy to become a MEC within 23 days of the next Policy Anniversary, the Company will not apply the portion of the premium which would cause MEC status ("excess premium") to the Policy when received. The excess premium will be placed in a suspense account until the next anniversary date, at which point the excess premium, along with interest, earned on the excess premium at a rate of 3.5% from the date the premium was received, will be applied to the Policy. (Any amount that would still be excess premium on the next anniversary will be refunded to the policyowners.) The policyowner will be advised of this action and will be offered the opportunity to have the premium credited as of the original date received or to have the premium returned. If the policyowner does not respond, the premium and interest will be applied to the Policy as of the first day of the next anniversary.

If a premium is received which would cause the Policy to become a MEC more than 23 days prior to the next Policy Anniversary, the Company will refund any excess premium to the policyowner. The portion of the premium which is not excess will be applied as of the date received. The policyowner will be advised of this action and will be offered the opportunity to return the premium and have it credited to the account as of the original date received.

If in connection with the application or issue of the Policy, the policyowner acknowledges that the policy is or will become a MEC, excess premiums that would cause MEC status, will be credited to the account as of the original date received.

Multiple Policies

All MEC's that are issued by a Company (or its affiliates) to the same policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in gross income under Section 72(e) of the Code.

POLICY LOAN INTEREST

Generally, personal interest paid on any loan under a Policy which is owned by an individual is not deductible. For policies purchased on or after January 1, 1996, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or is financially interested in the business carried on by the taxpayer will not be tax deductible unless the employee is a key person within the meaning of Section 264 of the Code. A deduction will not be permitted for interest on a loan under a Policy held on the life of a key person to the extent the aggregate of such loans with respect to contracts covering the key person exceed $50,000. The number of employees who can qualify as key persons depends in part on the size of the employer but cannot exceed 20 individuals.

Furthermore, if a non-natural person owns a Policy, or is the direct or indirect beneficiary under a Policy, section 264(f) of the Code disallows a pro-rata portion of the taxpayer's interest expense allocable to unborrowed Policy cash values attributable to insurance held on the lives of individuals who are not 20% (or more) owners of the taxpayer-entity, officers, employees, or former employees of the taxpayer.

The portion of the interest expense that is allocable to unborrowed Policy cash values is an amount that bears the same ratio to that interest expense as the taxpayer's average unborrowed Policy cash values under such life insurance policies bear to the average adjusted bases for all assets of the taxpayer.

If the policyowner is an individual and if the taxpayer is a business and is not the policyowner, but is the direct or indirect beneficiary under the Policy, then the amount of unborrowed cash value of the Policy taken into account in computing the portion of the taxpayer's interest expense allocable to unborrowed Policy cash values cannot exceed the benefit to which the taxpayer is directly or indirectly entitled under the Policy.

INTEREST ON POLICY LOANS AFTER YEAR 10

Interest credited to amounts in the Loan Account at an effective annual rate of at least 4.00%. The actual rate credited is equal to the rate of interest charged on the policy loan less than the Loan Interest Credited Differential, which is currently 1.25% during the first ten policy years and 0% thereafter, and is guaranteed not to exceed 1.25%. The tax consequences associated with a loan interest credited differential of 0% are unclear. A tax adviser should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under Federal tax law as a result of the differential between the credited interest rate and the loan interest rate, the Company retains the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under Federal tax law. If this amount is not prescribed by any IRS ruling or regulation or any court decision, the amount of increase will be that which the Company considers to be most likely to result in the transaction being treated as a loan under Federal tax law.

POLICY EXCHANGES

A policyowner generally will not recognize gain upon the exchange of a Policy for another life insurance policy covering the same life insured issued by the Company or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of Policy indebtedness as a result of the exchange. The receipt of cash or forgiveness of indebtedness is treated as "boot" which is taxable up to the amount of the gain in the policy. In no event will the gain recognized exceed the amount by which the Policy Value (including any unpaid loans) exceeds the policyowner's Investment in the Policy.

OTHER TRANSACTIONS

A transfer of the Policy, a change in the owner, a change in the life insured, a change in the beneficiary, and certain other changes to the Policy, as well as particular uses of the Policy (including use in a so called "split-dollar" arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser. For instance, if the owner transfers the Policy or designates a new owner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Life Insured may in certain circumstances be includible in taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums or other amounts subsequently paid by the transferee. Further, in such a case, if the consideration received exceeds the transferor's Investment in the Policy, the difference will be taxed to the transferor as ordinary income.

Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the individual circumstances of each policyowner and beneficiary.

ALTERNATE MINIMUM TAX

Corporate owners may be subject to Alternate Minimum Tax on the annual increases in Cash Surrender Values and on the Death Benefit proceeds.

INCOME TAX REPORTING

In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following:

-        the value each year of the life insurance protection provided;

-        an amount equal to any employer-paid premiums; or

- some or all of the amount by which the current value exceeds the employer's interest in the Policy.

Participants should consult with their tax adviser to determine the tax consequences of these arrangements.

OTHER INFORMATION

PAYMENT OF PROCEEDS

As long as the Policy is in force, Manulife USA will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. The Company may delay for up to six months the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account the Company may delay payment during any period during which (i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings),
(ii) trading on the New York Stock Exchange is restricted, and (iii) an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions described in (ii) and (iii) exist.

REPORTS TO POLICYOWNERS

Within 30 days after each Policy Anniversary, Manulife USA will send the policyowner a statement showing, among other things:

-        the amount of death benefit;

- the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

- the value of the units in each Investment Account to which the Policy Value is allocated;

-        the Policy Debt and any loan interest charged since the last report;

- the premiums paid and other Policy transactions made during the period since the last report; and

-        any other information required by law.

Each policyowner will also be sent an annual and a semi-annual report for the Trust which will include a list of the securities held in each Portfolio as required by the 1940 Act.

DISTRIBUTION OF THE POLICIES

Manulife Financial Securities LLC ("Manulife Securities"), an indirect wholly-owned subsidiary of MFC, will act as the principal underwriter of, and continuously offer, the Policies pursuant to a Distribution Agreement with Manulife USA. Manulife Securities is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. Manulife Securities is located at 73 Tremont Street, Boston, MA 02108 and is organized as a Delaware limited liability company. The managing member of Manulife Securities is Manulife USA. The Policies will be sold by registered representatives of either Manulife Securities or other broker-dealers having distribution agreements with Manulife Services who are also authorized by state insurance departments to do so. The Policies will be sold in all states of the United States except New York.

A registered representative will receive commissions not to exceed 105% of premiums in the first year, 2% of all premiums paid in the second year and after, and after the second anniversary 0.15% of the Net Policy Value per year. Representatives who meet certain productivity standards with regard to the sale of the Policies and certain other policies issued by Manulife USA or Manufacturers Life will be eligible for additional compensation.

RESPONSIBILITIES OF MANUFACTURERS LIFE

The Manufacturers Life Insurance Company, "Manufacturers Life," and Manulife USA, have entered into an agreement with Manulife Securities pursuant to which Manufacturers Life or Manulife USA, on behalf of Manulife Securities will pay the sales commissions in respect of the Policies and certain other policies issued by Manulife USA, prepare and maintain all books and records required to be prepared and maintained by Manulife Securities with respect to the Policies and such other policies, and send all confirmations required to be sent by Manulife Securities with respect to the Policies and such other policies. Manulife Securities will promptly reimburse Manufacturers Life or Manulife USA for all sales commissions paid by Manufacturers Life or Manulife U.S.A and will pay Manufacturers Life or Manulife USA for its other services under the agreement in such amounts and at such times as agreed to by the parties.

MFC has also entered into a Service Agreement with Manulife USA pursuant to which MFC will provide to Manulife USA with issue, administrative, general services and recordkeeping functions on behalf of Manulife USA with respect to all of its insurance policies including the Policies.

Finally, Manulife USA may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of the insured.

VOTING RIGHTS

As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular Portfolio of the Trust. Manulife USA is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, Manulife USA will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to the Policies, will be voted by Manulife
USA in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit Manulife USA to vote shares held in the Separate Account in its own right, it may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio. The number will be determined as of a date chosen by Manulife USA, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

Manulife USA may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management contract. In addition, the Company itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that Manulife USA reasonably disapproves such changes in accordance with applicable federal regulations. If Manulife USA does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next communication to policyowners.

SUBSTITUTION OF PORTFOLIO SHARES

Although we believe it to be unlikely, it is possible that in the judgment of the management of Manulife U.S.A., one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, Manulife USA may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the Commission and one or more state insurance departments may be required.

Manulife USA also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. The Company also reserves the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

RECORDS AND ACCOUNTS

The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.

All records and accounts relating to the Separate Account and the Portfolios will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by the Company.

STATE REGULATIONS

Manulife USA is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The Policies have been filed with insurance officials, and meet all standards set by law, in each jurisdiction where they are sold.

Manulife USA is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

LITIGATION

No litigation is pending that would have a material effect upon the Separate Account or the Trust.

INDEPENDENT AUDITORS

The consolidated financial statements of The Manufacturers Life Insurance Company (U.S.A.) at December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 and the financial statements of Separate Account Three of The Manufacturers Life Insurance Company America at
December 31, 2000 and 1999, and for each of the two years in the period ended December 31, 2000, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

FURTHER INFORMATION

A registration statement under the Securities Act of 1933 has been filed with the Commission. relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the Commission's principal office in Washington D.C. upon payment of the prescribed fee. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission which is located at http://www.sec.gov.

For further information you may also contact Manulife USA's Home Office, the address and telephone number of which are on the first page of the prospectus.

OFFICERS AND DIRECTORS

                     POSITION WITH
                     MANULIFE USA
NAME                                           PRINCIPAL OCCUPATION

James Boyle (42)**   Director                  President of U.S. Annuities, Manulife Financial, July 1999 to present; Vice
                                               President, Institutional Markets, Manulife Financial, May 1998 to June 1999;
                                               Vice President, Administration of U.S. Annuities, Manulife Financial, September
                                               1996 to May 1998; Vice President, Treasurer and Chief Administrative Officer,
                                               North American Funds, June 1994 to September 1996.

Robert A. Cook       Senior Vice President,    Senior Vice President, U.S. Individual Insurance, The Manufacturers Life
(45)**               U.S. Insurance; Director  Insurance Company, January 1999 to present; Vice President, Product Management,
                                               The Manufacturers Life Insurance Company, January 1996 to December 1998; Sales
                                               and Marketing Director, The Manufacturers Life Insurance Company, 1994 to 1995.

                     POSITION WITH
                     MANULIFE USA
NAME                                           PRINCIPAL OCCUPATION
Peter Copestake      Vice President, Finance   Vice President & Treasurer, The Manufacturers Life Insurance Company, November
(45)***                                        1999 to present; Vice President, Asset Liability Management, Canadian Imperial
                                               Bank of Commerce (CIBC), 1991 to 1999; Director, Capital Management, Bank of
                                               Montreal, 1986-1990; Inspector General of Banks, Department of Finance,
                                               1980-1985.

John D. DesPrez      Chairman and President    Executive Vice President, U.S. Operation, The Manufacturers Life Insurance
III (44)**                                     Company, January 1999 to date; Senior Vice President, U.S. Annuities, The
                                               Manufacturers Life Insurance Company, September 1996 to December 1998; President
                                               of The Manufacturers Life Insurance Company of North America, September 1996 to
                                               December, 1998; Vice President, Mutual Funds, North American Security Life
                                               Insurance Company, January 1995 to September 1996.

James D. Gallagher   Vice President,           Vice President, US Law and Government Relations, U.S. Operations, The
(45)**               Secretary and General     Manufacturers Life Insurance Company, January 1996 to present; President, The
                     Counsel                   Manufacturers Life Insurance Company of New York, August 1999 to present, Vice
                                               President, Secretary and General Counsel, The Manufacturers Life Insurance
                                               Company of America, January 1997 to present; Secretary and General Counsel,
                                               Manufacturers Adviser Corporation, January 1997 to present; Vice President,
                                               Secretary and General Counsel, The Manufacturers Life Insurance Company of North
                                               America, 1994 to present.

Donald Guloien       Executive Vice            Executive Vice President & Chief Investment Officer, The Manufacturers Life
(44)***              President and Chief       Insurance Company, March 2001 to Present; Executive Vice President, Business
                     Investment Officer        Development, The Manufacturers Life Insurance Company, January 1999 to
                                               March 2001; Senior Vice President, Business Development, The Manufacturers Life
                                               Insurance Company, 1994 to December 1998.

Geoffrey Guy         Director                  Executive Vice President and Chief Actuary, The Manufacturers Life Insurance
(53)***                                        Company, February 2000 to present; Senior Vice President and Chief Actuary, The
                                               Manufacturers Life Insurance Company, 1996 to 2000; Vice President and Chief
                                               Actuary, The Manufacturers Life Insurance Company, 1993 to 1996; Vice President
                                               and Chief Financial Officer, U.S. Operations, The Manufacturers Life Insurance
                                               Company, 1987 to 1993.

John Lyon            Vice President and        Vice President & Chief Financial Officer, Investments, The Manufacturers Life
(48) ***             Chief Financial           Insurance Company; April 2001 to Present;   Vice President, Business
                     Officer, Investments;     Development, The Manufacturers Life Insurance Company, 1995-2001; Assistant
                     Director                  Vice President, Business Development, The Manufacturers Life Insurance Company,
                                               1994-1995; Director/Manager, Corporate Finance, The Manufacturers Life
                                               Insurance Company, 1992-1994.

James O'Malley       Senior Vice President,    Senior Vice President, U.S. Pensions, The Manufacturers Life Insurance Company,
(54)***              U.S. Group Pension;       January 1999 to present; Vice President, Systems New Business Pensions, The
                     Director                  Manufacturers Life Insurance Company,  1984 to December 1998.

Rex                  Director                  Member, Dykema Gossett, PLLC, 1982 to present
Schlaybaugh,
Jr.  (51)****


                     POSITION WITH
                     MANULIFE USA
NAME                                           PRINCIPAL OCCUPATION

John Ostler          Vice President and        Vice President and Chief Financial Officer, U.S. Operations, The Manufacturers
(47)**               Chief Financial Officer   Life Insurance Company, October 1, 2000 to present; Vice President and
                                               Corporate Actuary, The Manufacturers Life Insurance Company, March 1998 to
                                               September 2000; Vice President & CFO U.S. Individual Insurance, The
                                               Manufacturers Life Insurance Company, 1992 to March 1998; Vice President, U.S.
                                               Insurance Products, The Manufacturers Life Insurance Company, 1990 - 1992;
                                               Assistant Vice President & Pricing Actuary, US Insurance, The Manufacturers Life
                                               Insurance Company, 1988-1990.

Warren Thomson       Senior Vice President,    Senior Vice President, Investments, The Manufacturers Life Insurance Company,
(46)***              Investments               May 2001 to Present; President, Norfolk Capital Partners Inc. 2000 - May 2001;
                                               Managing Director, Public Sector Finance, New Capital Group Inc. 1995-2000; Tax
                                               Partner, Coopers & Lybrand Chartered Accounts, 1994-1995; Taxation Vice
                                               President, The Manufacturers Life Insurance Company, 1987-1994.

Denis Turner         Vice President and        Vice President and Chief Accountant, U.S. Division, The Manufacturers Life
(44)***              Treasurer                 Insurance Company, May 1999 to present; Vice President and Treasurer, The
                                               Manufacturers Life Insurance Company of America, May 1999 to present; Assistant
                                               Vice President, Financial Operations, Reinsurance Division, The Manufacturers
                                               Life Insurance Company, February 1998 to April 1999; Assistant Vice President &
                                               Controller, Reinsurance Division, The Manufacturers Life Insurance Company,
                                               November 1995, to January 1998, Assistant Vice President, Corporate Controllers,
                                               The Manufacturers Life Insurance Company, January 1989 to October 1995.

**Principal business address is Manulife Financial, 73 Tremont Street, Boston, MA 02108.

***Principal business address is Manulife Financial, 200 Bloor Street, Toronto, Ontario Canada M4W 1E5.

****Principal business address is Dykema Gossett, 800 Michigan National Tower, Lansing, Michigan 48933.

OPTIONAL TERM RIDER

The Policy may be issued with an optional term insurance rider (the "Term Rider"). The benefit of the term rider is that the cost of insurance rates will always be less than or equal to the cost of insurance rates on the Policy. HOWEVER, UNLIKE THE DEATH BENEFIT UNDER THE POLICY, THE DEATH BENEFIT UNDER THE TERM RIDER IS NOT PROTECTED BY THE NO LAPSE GUARANTEE AFTER THE SECOND POLICY YEAR AND TERMINATES AT AGE 100.

ILLUSTRATIONS

The tables set forth in Appendix A illustrate the way in which a Policy's Death Benefit, Policy Value, and Cash Surrender Value could vary over an extended period of time.

APPENDIX A - SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS

The following tables have been prepared to help show how values under the Policy change with investment performance. The tables include both Policy Values and Cash Surrender Values as well as Death Benefits. The Policy Value is the sum of the values in the Investment Accounts, as the tables assume no values in the Fixed Account or Loan Account. The Cash Surrender Value is the Policy Value less any applicable surrender charges. The tables illustrate how Policy Values and Cash Surrender Values, which reflect all applicable charges and deductions, and Death Benefits of the Policy on an insured of given age would vary over time if the return on the assets of the Portfolios was a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The Policy Values, Death Benefits and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years. The charges reflected in the tables include those for deductions from premiums, surrender charges, and monthly deductions.

The amounts shown for the Policy Value, Death Benefit and Cash Surrender Value as of each Policy Year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because the expenses and fees borne by Manufacturers Investment Trust are deducted from the gross return. The illustrations reflect an average of those Portfolios' current expenses (excluding those of the Equity Index Trust), which is approximately 0.977% per annum. The gross annual rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of - 0.972%, 4.970% and 10.911%. The illustrations reflect the current expense reimbursements in effect for the Lifestyle Trusts and the Index Trusts. In the absence of such expense reimbursements, the average of the Portfolio's current expenses would have been 0.988% per annum and the gross annual rates of return of 0%, 6% and 12% would have corresponded to approximate net annual rates of return of - 0.983%, 4.958% and 10.899%. The expense reimbursements for certain of the Trusts (as described in the "Trust Annual Expenses" table) are expected to remain in effect during the fiscal year ended December 31, 2001. Were the expense reimbursements to terminate, the average of the Portfolios' current expenses would be higher and the approximate net annual rates of return would be lower.

The tables assume that no premiums have been allocated to the Fixed Account, that planned premiums are paid on the Policy Anniversary and that no transfers, partial withdrawals, Policy loans, changes in death benefit options or changes in face amount have been made. The tables reflect the fact that no charges for federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

There are four tables shown for each combination of age and death benefit option for a Policy issued to a male non-smoker:

20 Year No Lapse Guarantee

- one based on current cost of insurance charges assessed by the Company and reflecting a 20 year no lapse guarantee

- one based on the maximum cost of insurance charges based on the 1980 Commissioners Smoker Distinct Mortality Tables and reflecting a 20 year no lapse guarantee.

Current cost of insurance charges are not guaranteed and may be changed. Upon request, Manulife USA will furnish a comparable illustration based on the proposed life insured's issue age, sex (unless unisex rates are required by law, or are requested) and risk classes, any additional ratings and the death benefit option, face amount and planned premium requested. Illustrations for smokers would show less favorable results than the illustrations shown below.

From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, the Company may include Cash Surrender Values and Death Benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Portfolio for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables and examples.

 The Policies have been offered to the public only since approximately May 1, 1999. However, total return data may be advertised for as long a period of time as the underlying Portfolio has been in existence. The results for any period prior to the Policies' being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies.

      Illustrations reflecting the extended No Lapse Guarantee (Protector)

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $2,260 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES

                                 0% Hypothetical                  6% Hypothetical                   12% Hypothetical
                             Gross Investment Return          Gross Investment Return           Gross Investment Return
                             -----------------------          -----------------------           -----------------------

  End Of   Accumulated    Policy        Cash      Death    Policy        Cash      Death     Policy        Cash      Death
  Policy      Premiums     Value   Surrender    Benefit     Value   Surrender    Benefit      Value   Surrender    Benefit
Year (1)           (2)             Value (3)                        Value (3)                         Value (3)
       1         2,373     1,015           0    500,000     1,105           0    500,000      1,197           0    500,000

       2         4,865     2,187           0    500,000     2,437           0    500,000      2,700           0    500,000

       3         7,481     3,308           0    500,000     3,793           0    500,000      4,322         137    500,000

       4        10,228     4,343         749    500,000     5,138       1,544    500,000      6,038       2,444    500,000

       5        13,112     5,311       2,308    500,000     6,489       3,486    500,000      7,877       4,874    500,000

       6        16,141     6,241       3,829    500,000     7,874       5,462    500,000      9,879       7,467    500,000

       7        19,321     7,107       5,286    500,000     9,270       7,448    500,000     12,036      10,214    500,000

       8        22,660     7,915       6,684    500,000    10,679       9,448    500,000     14,365      13,135    500,000

       9        26,166     8,664       8,024    500,000    12,104      11,464    500,000     16,888      16,248    500,000

      10        29,847     9,376       9,327    500,000    13,565      13,515    500,000     19,643      19,594    500,000

      15        51,206    11,548      11,548    500,000    20,772      20,772    500,000     37,510      37,510    500,000

      20        78,466     9,742       9,742    500,000    25,606      25,606    500,000     62,780      62,780    500,000

      25       113,256     3,703       3,703    500,000    27,030      27,030    500,000    100,675     100,675    500,000

      30       157,659      0 (4)       0 (4)      0 (4)   23,378      23,378    500,000    160,487     160,487    500,000

      35       214,330                                     10,874      10,874    500,000    258,439     258,439    500,000

      40       286,658                                       0 (4)       0 (4)      0 (4)   425,878     425,878    500,000

      45       378,968                                                                      715,112     715,112    750,867

      50       496,783                                                                    1,190,214   1,190,214  1,249,725

      55       647,147                                                                    1,965,291   1,965,291  2,063,556

      60       839,054                                                                    3,242,303   3,242,303  3,274,726

      65     1,083,982                                                                    5,387,608   5,387,608  5,387,608

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the basic No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the basic No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policy owner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $2,260 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES

                                 0% Hypothetical                  6% Hypothetical                 12% Hypothetical
                             Gross Investment Return          Gross Investment Return          Gross Investment Return
                             -----------------------          -----------------------          -----------------------

End Of     Accumulated    Policy        Cash      Death    Policy        Cash      Death     Policy        Cash      Death
Policy        Premiums     Value   Surrender    Benefit     Value   Surrender    Benefit      Value   Surrender    Benefit
Year (1)           (2)             Value (3)                        Value (3)                         Value (3)
       1         2,373     1,015           0    500,000     1,105           0    500,000      1,197           0    500,000

       2         4,865     2,024           0    500,000     2,269           0    500,000      2,526           0    500,000

       3         7,481     2,963           0    500,000     3,428           0    500,000      3,936           0    500,000

       4        10,228     3,830         236    500,000     4,577         983    500,000      5,427       1,833    500,000

       5        13,112     4,614       1,611    500,000     5,706       2,703    500,000      7,000       3,997    500,000

       6        16,141     5,314       2,901    500,000     6,809       4,397    500,000      8,657       6,245    500,000

       7        19,321     5,915       4,093    500,000     7,871       6,049    500,000     10,393       8,572    500,000

       8        22,660     6,420       5,189    500,000     8,889       7,659    500,000     12,217      10,986    500,000

       9        26,166     6,814       6,174    500,000     9,848       9,208    500,000     14,122      13,482    500,000

      10        29,847     7,101       7,052    500,000    10,745      10,696    500,000     16,118      16,068    500,000

      15        51,206     7,016       7,016    500,000    14,463      14,463    500,000     28,501      28,501    500,000

      20        78,466     2,039       2,039    500,000    13,733      13,733    500,000     43,404      43,404    500,000

      25       113,256      0 (4)       0 (4)      0 (4)    2,715       2,715    500,000     58,274      58,274    500,000

      30       157,659                                       0 (4)       0 (4)      0 (4)    66,872      66,872    500,000

      35       214,330                                                                       51,866      51,866    500,000

      40       286,658                                                                         0 (4)       0 (4)      0 (4)

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the basic No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the basic No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policy owner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                          $3,070 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES

                                 0% Hypothetical                  6% Hypothetical                  12% Hypothetical
                             Gross Investment Return          Gross Investment Return           Gross Investment Return
                             -----------------------          -----------------------           -----------------------

End Of     Accumulated    Policy        Cash      Death    Policy        Cash      Death     Policy        Cash      Death
Policy        Premiums     Value   Surrender    Benefit     Value   Surrender    Benefit      Value   Surrender    Benefit
Year (1)           (2)             Value (3)                        Value (3)                         Value (3)
       1         3,224     1,756           0    501,756     1,891           0    501,891      2,027           0    502,027

       2         6,608     3,656           0    503,656     4,040           0    504,040      4,442           0    504,442

       3        10,162     5,489         845    505,489     6,245       1,601    506,245      7,066       2,422    507,066

       4        13,894     7,222       3,234    507,222     8,471       4,483    508,471      9,880       5,892    509,880

       5        17,812     8,875       5,542    508,875    10,737       7,405    510,737     12,925       9,592    512,925

       6        21,926    10,475       7,798    510,475    13,074      10,397    513,074     16,250      13,573    516,250

       7        26,246    11,998       9,977    511,998    15,456      13,435    515,456     19,857      17,836    519,857

       8        30,782    13,448      12,082    513,448    17,890      16,524    517,890     23,779      22,413    523,779

       9        35,544    14,827      14,117    514,827    20,378      19,668    520,378     28,047      27,337    528,047

      10        40,545    16,156      16,101    516,156    22,943      22,888    522,943     32,716      32,662    532,716

      15        69,558    21,519      21,519    521,519    36,766      36,766    536,766     63,977      63,977    563,977

      20       106,588    22,620      22,620    522,620    49,605      49,605    549,605    110,529     110,529    610,529

      25       153,848    19,336      19,336    519,336    60,747      60,747    560,747    181,871     181,871    681,871

      30       214,166    11,315      11,315    511,315    69,057      69,057    569,057    293,507     293,507    793,507

      35       291,148      0 (4)       0 (4)      0 (4)   71,671      71,671    571,671    469,536     469,536    969,536

      40       389,398                                     64,590      64,590    564,590    749,279     749,279  1,249,279

      45       514,793                                     39,758      39,758    539,758  1,194,746   1,194,746  1,694,746

      50       674,833                                       0 (4)       0 (4)      0 (4) 1,904,690   1,904,690  2,404,690

      55       879,089                                                                    3,038,562   3,038,562  3,538,562

      60     1,139,777                                                                    4,857,095   4,857,095  5,357,095

      65     1,472,488                                                                    7,606,785   7,606,785  8,106,785

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the basic No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the basic No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policy owner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                          $3,070 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES

                                 0% Hypothetical                  6% Hypothetical                  12% Hypothetical
                             Gross Investment Return          Gross Investment Return           Gross Investment Return
                             -----------------------          -----------------------           -----------------------

End Of     Accumulated    Policy        Cash      Death    Policy        Cash      Death     Policy        Cash      Death
Policy        Premiums     Value   Surrender    Benefit     Value   Surrender    Benefit      Value   Surrender    Benefit
Year (1)           (2)             Value (3)                        Value (3)                         Value (3)
       1         3,224     1,756           0    501,756     1,891           0    501,891      2,027           0    502,027

       2         6,608     3,492           0    503,492     3,871           0    503,871      4,268           0    504,268

       3        10,162     5,143         499    505,143     5,878       1,234    505,878      6,677       2,033    506,677

       4        13,894     6,707       2,719    506,707     7,908       3,919    507,908      9,266       5,278    509,266

       5        17,812     8,175       4,842    508,175     9,950       6,618    509,950     12,042       8,710    512,042

       6        21,926     9,543       6,866    509,543    12,002       9,325    512,002     15,019      12,342    515,019

       7        26,246    10,799       8,778    510,799    14,048      12,027    514,048     18,202      16,181    518,202

       8        30,782    11,945      10,579    511,945    16,088      14,722    516,088     21,611      20,245    521,611

       9        35,544    12,967      12,257    512,967    18,106      17,395    518,106     25,253      24,543    525,253

      10        40,545    13,868      13,813    513,868    20,101      20,046    520,101     29,152      29,098    529,152

      15        69,558    16,985      16,985    516,985    30,426      30,426    530,426     54,872      54,872    554,872

      20       106,588    15,011      15,011    515,011    37,799      37,799    537,799     91,064      91,064    591,064

      25       153,848     4,343       4,343    504,343    36,959      36,959    536,959    139,441     139,441    639,441

      30       214,166      0 (4)       0 (4)      0 (4)   19,063      19,063    519,063    200,333     200,333    700,333

      35       291,148                                       0 (4)       0 (4)      0 (4)   267,929     267,929    767,929

      40       389,398                                                                      325,100     325,100    825,100

      45       514,793                                                                      328,024     328,024    828,024

      50       674,833                                                                      199,324     199,324    699,324

      55       879,089                                                                         0 (4)       0 (4)      0 (4)

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the basic No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the basic No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policy owner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                           0% Hypothetical                  6% Hypothetical                   12% Hypothetical
                         Gross Investment Return         Gross Investment Return           Gross Investment Return
                         ----------------------          -----------------------           -----------------------

End Of      Accumulated               Cash                        Cash                                  Cash
Policy      Premiums     Policy     Surrender   Death    Policy   Surrender    Death       Policy       Surrender      Death
Year (1)        (2)       Value     Value (3)   Benefit  Value    Value (3)   Benefit       Value       Value (3)      Benefit

  1           8,337       4,172          0     500,000    4,510         0     500,000       4,850            0         500,000
  2          17,091       8,161          0     500,000    9,097       649     500,000      10,078        1,629         500,000
  3          26,282      12,153      4,749     500,000   13,954     6,550     500,000      15,917        8,513         500,000
  4          35,934      15,840      9,482     500,000   18,778    12,419     500,000      22,110       15,752         500,000
  5          46,067      19,384     14,071     500,000   23,730    18,417     500,000      28,865       23,551         500,000
  6          56,708      22,602     18,334     500,000   28,630    24,362     500,000      36,051       31,783         500,000
  7          67,880      25,496     22,273     500,000   33,476    30,253     500,000      43,722       40,499         500,000
  8          79,611      28,123     25,945     500,000   38,322    36,145     500,000      51,990       49,812         500,000
  9          91,928      30,521     29,388     500,000   43,208    42,076     500,000      60,964       59,832         500,000
 10         104,862      32,673     32,586     500,000   48,118    48,031     500,000      70,711       70,624         500,000
 15         179,900      37,001     37,001     500,000   71,144    71,144     500,000     134,468      134,468         500,000
 20         275,671      24,807     24,807     500,000   85,021    85,021     500,000     232,458      232,458         500,000
 25         397,901       0 (4)      0 (4)       0 (4)   82,576    82,576     500,000     400,301      400,301         500,000
 30         553,901                                      53,277    53,277     500,000     704,695      704,695         739,929
 35         753,000                                       0 (4)     0 (4)       0 (4)   1,203,299    1,203,299       1,263,464
 40       1,007,108                                                                     2,025,012    2,025,012       2,045,262
 45       1,331,420                                                                     3,407,488    3,407,488       3,407,488

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)         Assumes net interest of 5% compounded annually.

(3) Provided the basic No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the basic No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

(4) In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policy owner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 55 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $7,940 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES

                           0% Hypothetical                  6% Hypothetical                   12% Hypothetical
                         Gross Investment Return         Gross Investment Return           Gross Investment Return
                         ----------------------          -----------------------           -----------------------

End Of    Accumulated               Cash                          Cash                                    Cash
Policy    Premiums     Policy     Surrender   Death     Policy    Surrender    Death        Policy       Surrender     Death
Year (1)      (2)       Value     Value (3)   Benefit   Value     Value (3)    Benefit       Value       Value (3)     Benefit


 1          8,337        4,172           0      500,000    4,510         0     500,000        4,850             0      500,000
 2         17,091        7,025           0      500,000    7,926         0     500,000        8,872           424      500,000
 3         26,282        9,437       2,034      500,000   11,087     3,684     500,000       12,897         5,494      500,000
 4         35,934       11,382       5,023      500,000   13,951     7,593     500,000       16,897        10,539      500,000
 5         46,067       12,807       7,494      500,000   16,447    11,134     500,000       20,816        15,503      500,000
 6         56,708       13,662       9,394      500,000   18,502    14,234     500,000       24,594        20,326      500,000
 7         67,880       13,889      10,667      500,000   20,034    16,811     500,000       28,158        24,935      500,000
 8         79,611       13,404      11,226      500,000   20,928    18,750     500,000       31,405        29,227      500,000
 9         91,928       12,105      10,972      500,000   21,047    19,914     500,000       34,204        33,071      500,000
10        104,862        9,880       9,793      500,000   20,237    20,150     500,000       36,403        36,316      500,000
15        179,900            0           0      500,000        0         0     500,000       35,268        35,268      500,000
20        275,671            0           0      500,000        0         0     500,000            0             0      500,000
25        397,901        0 (4)       0 (4)        0 (4)    0 (4)     0 (4)       0 (4)        0 (4)         0 (4)        0 (4)

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)         Assumes net interest of 5% compounded annually.

(3) Provided the basic No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the basic No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

(4) In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policy owner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 55 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                         $11,575 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES

                           0% Hypothetical                  6% Hypothetical                   12% Hypothetical
                         Gross Investment Return         Gross Investment Return           Gross Investment Return
                         ----------------------          -----------------------           -----------------------

End Of    Accumulated               Cash                          Cash                                    Cash
Policy    Premiums     Policy     Surrender   Death     Policy    Surrender    Death      Policy       Surrender     Death
Year (1)      (2)       Value     Value (3)   Benefit   Value     Value (3)    Benefit     Value       Value (3)     Benefit


  1          12,154      7,477         0      507,477      8,013        0      508,013        8,551            0       508,551
  2          24,915     14,686     3,887      514,686     16,218    5,418      516,218       17,816        7,017       517,816
  3          38,315     21,818    12,355      521,818     24,813   15,350      524,813       28,064       18,601       528,064
  4          52,384     28,559    20,432      528,559     33,491   25,363      533,491       39,060       30,933       539,060
  5          67,157     35,075    28,284      535,075     42,419   35,628      542,419       51,048       44,256       551,048
  6          82,669     41,177    35,721      541,177     51,407   45,952      551,407       63,921       58,466       563,921
  7          98,956     46,865    42,745      546,865     60,453   56,334      560,453       77,764       73,645       577,764
  8         116,057     52,200    49,417      552,200     69,614   66,831      569,614       92,730       89,947       592,730
  9         134,014     57,224    55,776      557,224     78,931   77,484      578,931      108,972      107,524       608,972
 10         152,869     61,919    61,808      561,919     88,388   88,276      588,388      126,593      126,481       626,593
 15         262,260     78,831    78,831      578,831    137,217  137,217      637,217      242,211      242,211       742,211
 20         401,875     77,503    77,503      577,503    178,870  178,870      678,870      411,115      411,115       911,115
 25         580,063     54,688    54,688      554,688    206,265  206,265      706,265      662,067      662,067     1,162,067
 30         807,481      9,172     9,172      509,172    212,843  212,843      712,843    1,045,704    1,045,704     1,545,704
 35       1,097,730      0 (4)     0 (4)        0 (4)    182,756  182,756      682,756    1,637,533    1,637,533     2,137,533
 40       1,468,170                                       96,501   96,501      596,501    2,562,314    2,562,314     3,062,314
 45       1,940,956                                        0 (4)    0 (4)        0 (4)    3,839,640    3,839,640     4,339,640

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)         Assumes net interest of 5% compounded annually.

(3) Provided the basic No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the basic No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

(4) In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policy owner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 55 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                         $11,575 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES

                           0% Hypothetical                  6% Hypothetical                   12% Hypothetical
                         Gross Investment Return         Gross Investment Return           Gross Investment Return
                         ----------------------          -----------------------           -----------------------

End Of    Accumulated               Cash                          Cash                                   Cash
Policy    Premiums     Policy     Surrender   Death     Policy    Surrender    Death      Policy       Surrender     Death
Year (1)      (2)       Value     Value (3)   Benefit   Value     Value (3)    Benefit     Value       Value (3)     Benefit

  1        12,154       7,477          0      507,477    8,013         0       508,013      8,551            0       508,551
  2        24,915      13,533      2,733      513,533   15,027     4,228       515,027     16,589        5,790       516,589
  3        38,315      19,060      9,596      519,060   21,896    12,433       521,896     24,986       15,522       524,986
  4        52,384      24,032     15,905      524,032   28,578    20,450       528,578     33,740       25,612       533,740
  5        67,157      28,401     21,610      528,401   35,004    28,212       535,004     42,824       36,033       542,824
  6        82,669      32,117     26,661      532,117   41,102    35,646       541,102     52,209       46,754       552,209
  7        98,956      35,127     31,008      535,127   46,792    42,673       546,792     61,858       57,739       561,858
  8       116,057      37,354     34,570      537,354   51,966    49,182       551,966     71,701       68,917       571,701
  9       134,014      38,708     37,260      538,708   56,494    55,047       556,494     81,648       80,200       581,648
 10       152,869      39,095     38,983      539,095   60,237    60,126       560,237     91,594       91,482       591,594
 15       262,260      26,574     26,574      526,574   66,490    66,490       566,490    143,782      143,782       643,782
 20       401,875           0          0      500,000   26,464    26,464       526,464    175,414      175,414       675,414
 25       580,063       0 (4)      0 (4)        0 (4)    0 (4)     0 (4)         0 (4)    136,010      136,010       636,010
 30       807,481                                                                           0 (4)        0 (4)         0 (4)

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)         Assumes net interest of 5% compounded annually.

(3) Provided the basic No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the basic No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

(4) In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policy owner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

APPENDIX B:

Financial Statements

     THE MANUFACTURERS LIFE INSURANCE
     COMPANY OF AMERICA SEPARATE ACCOUNT THREE

     Financial Statements

     Nine months ended September 30, 2001 (unaudited) with December 31, 2000 comparative (audited)

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                              Financial Statements

                Nine months ended September 30, 2001 (unaudited)
                  with December 31, 2000 comparative (audited)



                                    CONTENTS


Financial Statements

Statement of Assets and Contract Owners' Equity................................1
Statements of Operations and Changes in Contract Owners' Equity................3
Notes to Financial Statements.................................................25

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                 Statement of Assets and Contract Owners' Equity

                         September 30, 2001 (Unaudited)

ASSETS
Investments at market value:
  Sub-Accounts:
    Aggressive Growth Trust - 508,805 shares (cost $9,677,637)                  $  5,897,048
    All Cap Growth Trust - 1,080,522 shares (cost $23,979,270)                    13,484,917
    All Cap Value Trust - 10,683 shares (cost $131,525)                              114,092
    Balanced Trust - 2,270,419 shares (cost $40,120,924)                          28,811,614
    Blue Chip Growth Trust - 2,175,555 shares (cost $41,922,870)                  30,327,232
    Capital Appreciation Trust - 10,310 shares (cost $103,352)                        79,282
    Capital Opportunities Trust - 18,475 shares (cost $199,028)                      168,673
    Diversified Bond Trust - 522,738 shares (cost $5,416,251)                      5,525,336
    Dynamic Growth Trust - 361,612 shares (cost $2,845,505)                        1,507,921
    Emerging Small Company Trust - 2,693,625 shares (cost $70,005,360)            56,108,198
    Equity Growth Trust - 1,206 shares (cost $11,989)                                 12,785
    Equity Income Trust - 1,982,680 shares (cost $31,788,582)                     27,856,659
    Equity Index Trust - 4,652,921 shares (cost $75,249,952)                      58,952,512
    Equity Value Trust - 2,237 shares (cost $23,978)                                  25,253
    Financial Services Trust - 14,888 shares (cost $171,064)                         157,669
    Fundamental Value Trust - 111,039 shares (cost $1,336,102)                     1,174,790
    Global Bond Trust - 76,605 shares (cost $873,706)                                903,172
    Global Equity Trust - 764,648 shares (cost $12,038,170)                        9,099,307
    Global Value Trust - 1,102 shares (cost $11,989)                                  12,749
    Growth Trust - 1,020,903 shares (cost $22,564,639)                            12,455,020
    Growth and Income Trust - 2,126,922 shares (cost $57,352,008)                 46,260,544
    Health Sciences Trust - 35,646 shares (cost $460,082)                            428,104
    High Yield Trust - 516,875 shares (cost $5,726,082)                            4,936,161
    Income and Value Trust - 751,654 shares (cost $8,532,980)                      6,794,948
    International Index Trust - 68,940 shares (cost $688,785)                        560,482
    International Small Cap Trust - 418,408 shares (cost $5,117,244)               4,184,079
    International Stock Trust - 2,305,227 shares (cost $28,967,621)               20,285,996
    International Value Trust - 258,725 shares (cost $2,872,105)                   2,413,908
    Internet Technologies Trust - 127,271 shares (cost $1,063,234)                   352,541
    Investment Quality Bond Trust - 2,487,349 shares (cost $28,897,893)           29,499,957
    Large Cap Growth Trust - 1,417,185 shares (cost $19,532,020)                  12,612,943
    Lifestyle Aggressive 1000 Trust - 505,549 shares (cost $6,387,244)             4,610,606
    Lifestyle Balanced 640 Trust - 1,053,623 shares (cost $13,659,044)            11,621,467
    Lifestyle Conservative 280 Trust - 26,860 shares (cost $344,070)                 340,855
    Lifestyle Growth 820 Trust - 2,201,229 shares (cost $28,907,381)              22,342,471
    Lifestyle Moderate 460 Trust - 181,191 shares (cost $2,336,702)                2,103,628

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                 Statement of Assets and Contract Owners' Equity

                         September 30, 2001 (Unaudited)

ASSETS (CONTINUED)
Investments at market value:
  Sub-Accounts:
    Managed Bond Trust - 4,647 shares (cost $59,945)                            $     60,595
    Mid Cap Growth Trust - 30,733 shares (cost $347,487)                             250,169
    Mid Cap Index Trust - 102,009 shares (cost $1,328,985)                         1,118,021
    Mid Cap Opportunities Trust - 8,060 shares (cost $80,493)                         68,187
    Mid Cap Stock Trust - 240,094 shares (cost $2,670,368)                         2,141,641
    Mid Cap Value Trust - 67,628 shares (cost $842,973)                              781,779
    Money Market Trust - 7,661,984 shares (cost $76,619,838)                      76,619,838
    Overseas Trust - 731,368 shares (cost $6,585,016)                              5,799,745
    Pacific Rim Emerging Markets Trust - 1,165,693 shares (cost $9,192,377)        6,842,619
    Quantitative Equity Trust - 3,032,794 shares (cost $68,110,324)               46,826,333
    Quantitative Mid Cap Trust - 3,607 shares (cost $32,866)                          33,115
    Real Estate Securities Trust - 1,520,358 shares (cost $23,857,598)            22,866,188
    Science and Technology Trust - 1,530,902 shares (cost $39,281,373)            14,528,264
    Small Cap Index Trust - 122,472 shares (cost $1,432,739)                       1,162,263
    Small Company Blend Trust - 240,768 shares (cost $2,630,501)                   2,082,643
    Small Company Value Trust - 362,726 shares (cost $4,691,959)                   4,341,826
    Small Mid Cap Trust - 1,143 shares (cost $11,989)                                 12,286
    Strategic Bond Trust - 536,472 shares (cost $5,831,701)                        5,702,692
    Strategic Growth Trust - 44,314 shares (cost $498,408)                           409,016
    Strategic Opportunities Trust - 2,454,580 shares (cost $44,162,528)           26,362,184
    Tactical Allocation Trust - 38,747 shares (cost $469,491)                        354,919
    Telecommunications Trust - 2,074 shares (cost $20,045)                            13,727
    Total Return Trust - 407,190 shares (cost $5,327,828)                          5,659,935
    Total Stock Market Index Trust - 183,763 shares (cost $1,911,602)              1,617,111
    U.S. Government Securities Trust - 561,956 shares (cost $7,480,605)            7,738,134
    U.S. Large Cap Value Trust - 809,326 shares (cost $10,420,317)                 8,708,343
    Utilities Trust - 7,442 shares (cost $84,183)                                     69,061
    Value Trust - 886,044 shares (cost $13,441,872)                               13,184,335
    500 Index Trust - 955,933 shares (cost $10,378,673)                            8,546,044
                                                                                ------------
Total assets                                                                    $685,923,932
                                                                                ============
CONTRACT OWNERS' EQUITY
Variable life contracts                                                         $685,923,932
                                                                                ============

See accompanying notes.

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (Unaudited)

                                                                          SUB-ACCOUNT
                                             ---------------------------------------------------------------------
                                                    AGGRESSIVE GROWTH                      ALL CAP GROWTH
                                             ---------------------------------------------------------------------
                                             PERIOD ENDED        YEAR ENDED        PERIOD ENDED        YEAR ENDED
                                             SEPT. 30/01         DEC. 31/00        SEPT. 30/01         DEC. 31/00
                                             ---------------------------------------------------------------------
Income:
Net investment income during the period      $         --       $         --       $    998,403       $  1,203,584
Realized gain (loss) during the period           (128,782)           781,308           (338,894)         1,755,854
Unrealized appreciation (depreciation)
 during the period                             (2,866,983)        (1,388,722)        (8,011,949)        (5,835,143)
                                             ---------------------------------------------------------------------
Net increase (decrease) in assets from
 operations                                    (2,995,765)          (607,414)        (7,352,440)        (2,875,705)
                                             ---------------------------------------------------------------------
Changes from principal transactions:
  Transfer of net premiums                      1,762,397          2,881,144          2,889,377          5,299,576
  Transfer on termination                        (398,211)          (306,391)        (1,212,195)        (1,097,397)
  Transfer on policy loans                        (10,610)           (53,389)           (27,510)          (261,519)
  Net interfund transfers                         135,049          3,030,368            234,784          3,919,834
                                             ---------------------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                        1,488,625          5,551,732          1,884,456          7,860,494
                                             ---------------------------------------------------------------------

Total increase (decrease) in assets            (1,507,140)         4,944,318         (5,467,984)         4,984,789

Assets beginning of year                        7,404,188          2,459,870         18,952,901         13,968,112
                                             ---------------------------------------------------------------------
Assets end of period                         $  5,897,048       $  7,404,188       $ 13,484,917       $ 18,952,901
                                             =====================================================================

* Reflects the period from commencement of operations May 1, 2001 through September 30, 2001.

See  accompanying notes.

                                               SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
  ALL CAP                                                                                         CAPITAL
   VALUE                      BALANCED                          BLUE CHIP GROWTH               APPRECIATION
-----------------------------------------------------------------------------------------------------------
PERIOD ENDED       PERIOD ENDED        YEAR ENDED        PERIOD ENDED        YEAR ENDED        PERIOD ENDED
SEPT. 30/01*       SEPT. 30/01         DEC. 31/00        SEPT. 30/01         DEC. 31/00        SEPT. 30/01*
-----------------------------------------------------------------------------------------------------------

$         --       $    713,899       $  1,922,658       $  2,422,196       $  1,256,181       $         --
        (650)          (495,778)           720,883            (29,049)         1,099,991               (141)

     (17,432)        (5,727,394)        (6,253,446)       (11,868,759)        (3,834,145)           (24,071)
-----------------------------------------------------------------------------------------------------------

     (18,082)        (5,509,273)        (3,609,905)        (9,475,612)        (1,477,973)           (24,212)
-----------------------------------------------------------------------------------------------------------


      14,025          2,783,750          4,618,303          6,926,559         10,092,471             27,404
      (2,471)        (3,032,354)        (5,579,871)        (2,439,704)        (2,477,865)            (1,231)
          --           (250,398)          (296,021)          (138,570)          (326,876)                --
     120,620           (754,941)        (4,910,092)           427,170          3,417,891             77,321
-----------------------------------------------------------------------------------------------------------

     132,174         (1,253,943)        (6,167,681)         4,775,455         10,705,621            103,494
-----------------------------------------------------------------------------------------------------------

     114,092         (6,763,216)        (9,777,586)        (4,700,157)         9,227,648             79,282

          --         35,574,830         45,352,416         35,027,389         25,799,741                 --
-----------------------------------------------------------------------------------------------------------
$    114,092       $ 28,811,614       $ 35,574,830       $ 30,327,232       $ 35,027,389       $     79,282
===========================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

  Statements of Operations and Changes in Contract Owners' Equity (Unaudited)
                                   (continued)


                                                                SUB-ACCOUNT
                                             --------------------------------------------------
                                                CAPITAL
                                             OPPORTUNITIES              DIVERSIFIED BOND
                                             --------------------------------------------------
                                             PERIOD ENDED       PERIOD ENDED        YEAR ENDED
                                             SEPT. 30/01*       SEPT. 30/01         DEC. 31/00
                                             --------------------------------------------------
Income:
Net investment income during the period      $         --       $    228,405       $    236,515
Realized gain (loss) during the period             (1,981)           (48,456)           (34,002)
Unrealized appreciation (depreciation)
 during the period                                (30,355)           110,239             45,990
                                             --------------------------------------------------
Net increase (decrease) in assets from
 operations                                       (32,336)           290,188            248,503
                                             --------------------------------------------------

Changes from principal transactions:
  Transfer of net premiums                         57,362          1,003,050            815,715
  Transfer on termination                          (1,978)          (242,099)          (127,254)
  Transfer on policy loans                             --             (4,714)           (39,836)
  Net interfund transfers                         145,625          1,214,786            623,649
                                             --------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                          201,009          1,971,023          1,272,274
                                             --------------------------------------------------

Total increase (decrease) in assets               168,673          2,261,211          1,520,777

Assets beginning of year                               --          3,264,125          1,743,348
                                             --------------------------------------------------
Assets end of period                         $    168,673       $  5,525,336       $  3,264,125
                                             ==================================================

* Reflects the period from commencement of operations May 1, 2001 through September 30, 2001.
** Reflects the period from commencement of operations May 2, 2000 through December 31, 2000.

See accompanying notes.

                                                         SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
                                                 EMERGING                      EQUITY
        DYNAMIC GROWTH                         SMALL COMPANY                   GROWTH                  EQUITY INCOME
-----------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED       PERIOD ENDED       PERIOD ENDED        YEAR ENDED        PERIOD ENDED      PERIOD ENDED        YEAR ENDED
SEPT. 30/01        DEC. 31/00**       SEPT. 30/01         DEC. 31/00        SEPT. 30/01*      SEPT. 30/01         DEC. 31/00
-----------------------------------------------------------------------------------------------------------------------------

$      2,669       $         --       $  2,989,181       $ 10,861,111       $         --      $  3,013,469       $  2,760,281
    (216,158)           (34,245)           647,374          6,301,844                 --           161,920            (80,630)

    (807,364)          (530,220)       (38,807,515)       (20,697,016)               796        (4,961,007)           150,879
-----------------------------------------------------------------------------------------------------------------------------

  (1,020,853)          (564,465)       (35,170,960)        (3,534,061)               796        (1,785,618)         2,830,530
-----------------------------------------------------------------------------------------------------------------------------


     536,661          1,038,582          6,183,144         10,324,298                 --         3,363,680          3,349,523
     (57,551)          (116,055)        (6,220,607)       (11,469,437)                --        (1,720,914)        (1,273,761)
     (27,834)           (44,428)          (400,789)        (1,229,828)                --           (56,332)           (53,101)
     595,836          1,168,028         (1,992,373)        (2,950,927)            11,989         2,107,845           (900,697)
-----------------------------------------------------------------------------------------------------------------------------

   1,047,112          2,046,127         (2,430,625)        (5,325,894)            11,989         3,694,279          1,121,964
-----------------------------------------------------------------------------------------------------------------------------

      26,259          1,481,662        (37,601,585)        (8,859,955)            12,785         1,908,661          3,952,494

   1,481,662                 --         93,709,783        102,569,738                 --        25,947,998         21,995,504
-----------------------------------------------------------------------------------------------------------------------------
$  1,507,921       $  1,481,662       $ 56,108,198       $ 93,709,783       $     12,785      $ 27,856,659       $ 25,947,998
=============================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

Statements of Operations and Changes in Contract Owners' Equity (Unaudited)
                                   (continued)


                                                                          SUB-ACCOUNT
                                             --------------------------------------------------------------------
                                                                                                      FINANCIAL
                                                      EQUITY INDEX                 EQUITY VALUE        SERVICES
                                             --------------------------------------------------------------------
                                             PERIOD ENDED        YEAR ENDED        PERIOD ENDED      PERIOD ENDED
                                             SEPT. 30/01         DEC. 31/00        SEPT. 30/01*      SEPT. 30/01*
                                             --------------------------------------------------------------------
Income:
Net investment income during the period      $  1,793,940       $    221,869       $         --      $         --
Realized gain (loss) during the period            407,681          2,696,756                 --            (2,997)
Unrealized appreciation (depreciation)
 during the period                            (17,872,721)       (10,555,450)             1,275           (13,395)
                                             --------------------------------------------------------------------
Net increase (decrease) in assets from
 operations                                   (15,671,100)        (7,636,825)             1,275           (16,392)
                                             --------------------------------------------------------------------

Changes from principal transactions:
  Transfer of net premiums                      7,873,939         15,766,592                 --            25,656
  Transfer on termination                      (4,663,843)        (6,954,587)                --            (2,816)
  Transfer on policy loans                       (142,095)          (248,765)                --              (753)
  Net interfund transfers                      (2,810,842)        (1,523,237)            23,978           151,974
                                             --------------------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                          257,159          7,040,003             23,978           174,061
                                             --------------------------------------------------------------------

Total increase (decrease) in assets           (15,413,941)          (596,822)            25,253           157,669

Assets beginning of year                       74,366,453         74,963,275                 --                --
                                             --------------------------------------------------------------------
Assets end of period                         $ 58,952,512       $ 74,366,453       $     25,253      $    157,669
                                             ====================================================================

* Reflects the period from commencement of operations May 1, 2001 through September 30, 2001.

See accompanying notes.

                                                SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
FUNDAMENTAL                                                                                      GLOBAL
   VALUE                     GLOBAL  BOND                         GLOBAL EQUITY                   VALUE
-----------------------------------------------------------------------------------------------------------
PERIOD ENDED       PERIOD ENDED        YEAR ENDED        PERIOD ENDED        YEAR ENDED        PERIOD ENDED
SEPT. 30/01*       SEPT. 30/01         DEC. 31/00        SEPT. 30/01         DEC. 31/00        SEPT. 30/01*
-----------------------------------------------------------------------------------------------------------

$         --       $         --       $     18,358       $  1,777,032       $  1,026,287       $         --
      (2,754)            (3,902)            (7,326)          (710,683)          (631,106)                --

    (161,312)            33,352              4,720         (3,804,475)           740,951                760
-----------------------------------------------------------------------------------------------------------

    (164,066)            29,450             15,752         (2,738,126)         1,136,132                760
-----------------------------------------------------------------------------------------------------------


     183,046            148,356            220,199          1,599,684          2,106,572                 --
     (13,336)           (54,099)           (33,905)        (1,180,641)          (515,552)                --
      (2,258)                --             (2,085)           (21,659)           (14,792)                --
   1,171,404             45,853            (39,466)           262,565          1,068,265             11,989
-----------------------------------------------------------------------------------------------------------

   1,338,856            140,110            144,743            659,949          2,644,493             11,989
-----------------------------------------------------------------------------------------------------------

   1,174,790            169,560            160,495         (2,078,177)         3,780,625             12,749

          --            733,612            573,117         11,177,484          7,396,859                 --
-----------------------------------------------------------------------------------------------------------
$  1,174,790       $    903,172       $    733,612       $  9,099,307       $ 11,177,484       $     12,749
===========================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (Unaudited)
                                   (continued)

                                                                          SUB-ACCOUNT
                                             ---------------------------------------------------------------------
                                                          GROWTH                          GROWTH AND INCOME
                                             ---------------------------------------------------------------------
                                             PERIOD ENDED        YEAR ENDED        PERIOD ENDED        YEAR ENDED
                                             SEPT. 30/01         DEC. 31/00        SEPT. 30/01         DEC. 31/00
                                             ---------------------------------------------------------------------
Income:
Net investment income during the period      $         --       $  1,603,161       $  2,743,694       $  3,025,404
Realized gain (loss) during the period           (740,395)           695,686            432,698            985,560
Unrealized appreciation (depreciation)
 during the period                             (4,822,549)        (8,128,839)       (13,985,734)        (7,885,806)
                                             ---------------------------------------------------------------------
Net increase (decrease) in assets from
 operations                                    (5,562,944)        (5,829,992)       (10,809,342)        (3,874,842)
                                             ---------------------------------------------------------------------

Changes from principal transactions:
  Transfer of net premiums                      3,286,828          6,069,409          7,540,733         11,665,612
  Transfer on termination                      (1,408,322)        (1,297,222)        (3,049,830)        (3,632,508)
  Transfer on policy loans                        (15,863)          (120,470)          (149,454)          (666,144)
  Net interfund transfers                        (327,422)         3,009,403            231,652          1,931,597
                                             ---------------------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                        1,535,221          7,661,120          4,573,101          9,298,557
                                             ---------------------------------------------------------------------

Total increase (decrease) in assets            (4,027,723)         1,831,128         (6,236,241)         5,423,715

Assets beginning of year                       16,482,743         14,651,615         52,496,785         47,073,070
                                             ---------------------------------------------------------------------
Assets end of period                         $ 12,455,020       $ 16,482,743       $ 46,260,544       $ 52,496,785
                                             =====================================================================

* Reflects the period from commencement of operations May 1, 2001 through September 30, 2001.
** Reflects the period from commencement of operations May 2, 2000 through December 31, 2000.

See accompanying notes.

                                                         SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
   HEALTH
  SCIENCES                    HIGH YIELD                         INCOME AND VALUE                    INTERNATIONAL INDEX
------------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED       PERIOD ENDED        YEAR ENDED        PERIOD ENDED        YEAR ENDED        PERIOD ENDED       PERIOD ENDED
SEPT. 30/01*       SEPT. 30/01         DEC. 31/00        SEPT. 30/01         DEC. 31/00        SEPT. 30/01        DEC. 31/00**
------------------------------------------------------------------------------------------------------------------------------

$         --       $    499,808       $     14,646       $    315,493       $  1,092,315       $         30       $      2,220
        (113)          (727,064)           (62,640)           (65,021)           (16,392)           (11,629)              (982)

     (31,978)          (264,478)          (346,754)          (993,117)          (833,733)          (121,693)            (6,610)
------------------------------------------------------------------------------------------------------------------------------

     (32,091)          (491,734)          (394,748)          (742,645)           242,190           (133,292)            (5,372)
------------------------------------------------------------------------------------------------------------------------------


      26,849            906,119          1,336,937          1,227,448          1,131,379            418,018            125,117
      (1,454)          (253,629)          (275,933)          (428,546)          (459,846)           (27,848)            (5,611)
        (753)           (20,607)           (56,383)             6,336            (15,719)               270             (6,792)
     435,553            180,244            182,737            750,093            329,751            144,396             51,596
------------------------------------------------------------------------------------------------------------------------------

     460,195            812,127          1,187,358          1,555,331            985,565            534,836            164,310
------------------------------------------------------------------------------------------------------------------------------

     428,104            320,393            792,610            812,686          1,227,755            401,544            158,938

          --          4,615,768          3,823,158          5,982,262          4,754,507            158,938                 --
------------------------------------------------------------------------------------------------------------------------------
$    428,104       $  4,936,161       $  4,615,768       $  6,794,948       $  5,982,262       $    560,482       $    158,938
==============================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

  Statements of Operations and Changes in Contract Owners' Equity (Unaudited)
                                   (continued)


                                                                          SUB-ACCOUNT
                                             ---------------------------------------------------------------------
                                                 INTERNATIONAL SMALL CAP                INTERNATIONAL STOCK
                                             ---------------------------------------------------------------------
                                             PERIOD ENDED        YEAR ENDED        PERIOD ENDED        YEAR ENDED
                                             SEPT. 30/01         DEC. 31/00        SEPT. 30/01         DEC. 31/00
                                             ---------------------------------------------------------------------
Income:
Net investment income during the period      $         --       $  1,275,987       $  1,090,518       $    141,854
Realized gain (loss) during the period         (3,010,638)          (941,463)        (2,755,243)         1,979,909
Unrealized appreciation (depreciation)
 during the period                                370,402         (2,864,772)        (6,031,276)        (7,021,945)
                                             ---------------------------------------------------------------------
Net increase (decrease) in assets from
 operations                                    (2,640,236)        (2,530,248)        (7,696,001)        (4,900,182)
                                             ---------------------------------------------------------------------

Changes from principal transactions:
  Transfer of net premiums                        869,562          2,151,313          3,045,438          4,769,383
  Transfer on termination                        (327,151)          (399,289)        (1,778,133)        (2,042,903)
  Transfer on policy loans                        (13,762)          (227,364)            (5,732)          (319,996)
  Net interfund transfers                        (329,158)         2,099,442             57,481            306,879
                                             ---------------------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                          199,491          3,624,102          1,319,054          2,713,363
                                             ---------------------------------------------------------------------

Total increase (decrease) in assets            (2,440,745)         1,093,854         (6,376,947)        (2,186,819)

Assets beginning of year                        6,624,824          5,530,970         26,662,943         28,849,762
                                             ---------------------------------------------------------------------
Assets end of period                         $  4,184,079       $  6,624,824       $ 20,285,996       $ 26,662,943
                                             =====================================================================

** Reflects the period from commencement of operations May 2, 2000 through December 31, 2000.

See accompanying notes.

                                                SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
      INTERNATIONAL VALUE                  INTERNET TECHNOLOGIES                INVESTMENT QUALITY BOND
-----------------------------------------------------------------------------------------------------------
PERIOD ENDED        YEAR ENDED        PERIOD ENDED       PERIOD ENDED       PERIOD ENDED        YEAR ENDED
SEPT. 30/01         DEC. 31/00        SEPT. 30/01        DEC. 31/00**       SEPT. 30/01         DEC. 31/00
-----------------------------------------------------------------------------------------------------------

$     54,398       $      4,865       $         --       $         --       $  1,683,400       $  1,764,230
     (76,351)           (24,646)          (177,447)              (156)           (45,220)           (65,106)

    (491,622)              (339)          (294,119)          (416,574)           355,948            543,010
-----------------------------------------------------------------------------------------------------------

    (513,575)           (20,120)          (471,566)          (416,730)         1,994,128          2,242,134
-----------------------------------------------------------------------------------------------------------


     707,770            970,793            251,896            613,893          2,658,645          3,717,837
    (117,650)           (57,439)           (61,740)           (49,773)        (2,238,883)        (2,138,923)
        (994)            (6,340)           (24,556)            (4,746)           (50,915)          (183,365)
     725,405            268,631             14,390            501,473            570,008           (247,524)
-----------------------------------------------------------------------------------------------------------

   1,314,531          1,175,645            179,990          1,060,847            938,855          1,148,025
-----------------------------------------------------------------------------------------------------------

     800,956          1,155,525           (291,576)           644,117          2,932,983          3,390,159

   1,612,952            457,427            644,117                 --         26,566,974         23,176,815
-----------------------------------------------------------------------------------------------------------
$  2,413,908       $  1,612,952       $    352,541       $    644,117       $ 29,499,957       $ 26,566,974
===========================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

  Statements of Operations and Changes in Contract Owners' Equity (Unaudited)
                                   (continued)

                                                                          SUB-ACCOUNT
                                             ---------------------------------------------------------------------
                                                    LARGE CAP GROWTH                  LIFESTYLE AGGRESSIVE 1000
                                             ---------------------------------------------------------------------
                                             PERIOD ENDED        YEAR ENDED        PERIOD ENDED        YEAR ENDED
                                             SEPT. 30/01         DEC. 31/00        SEPT. 30/01         DEC. 31/00
                                             ---------------------------------------------------------------------
Income:
Net investment income during the period      $    543,947       $  1,441,638       $    388,350       $    216,326
Realized gain (loss) during the period           (270,309)            21,675            (71,102)            (9,437)
Unrealized appreciation (depreciation)
 during the period                             (4,347,095)        (3,593,685)        (1,638,367)          (443,010)
                                             ---------------------------------------------------------------------
Net increase (decrease) in assets from
 operations                                    (4,073,457)        (2,130,372)        (1,321,119)          (236,121)
                                             ---------------------------------------------------------------------

Changes from principal transactions:
  Transfer of net premiums                      3,678,621          4,930,460          1,425,836          1,402,412
  Transfer on termination                      (1,042,647)          (935,574)          (339,574)          (465,958)
  Transfer on policy loans                        (32,806)          (149,564)             2,456             (1,220)
  Net interfund transfers                         987,210          4,710,968            191,857             (2,198)
                                             ---------------------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                        3,590,378          8,556,290          1,280,575            933,036
                                             ---------------------------------------------------------------------

Total increase (decrease) in assets              (483,079)         6,425,918            (40,544)           696,915

Assets beginning of year                       13,096,022          6,670,104          4,651,150          3,954,235
                                             ---------------------------------------------------------------------
Assets end of period                         $ 12,612,943       $ 13,096,022       $  4,610,606       $  4,651,150
                                             =====================================================================

See accompanying notes.

                                                 SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
    LIFESTYLE BALANCED 640              LIFESTYLE CONSERVATIVE 280               LIFESTYLE GROWTH 820
-----------------------------------------------------------------------------------------------------------
PERIOD ENDED        YEAR ENDED        PERIOD ENDED        YEAR ENDED        PERIOD ENDED        YEAR ENDED
SEPT. 30/01         DEC. 31/00        SEPT. 30/01         DEC. 31/00        SEPT. 30/01         DEC. 31/00
-----------------------------------------------------------------------------------------------------------

$    840,004       $    569,650       $      7,122       $     13,788       $  2,133,146       $  1,673,771
      (6,333)            86,155             (2,190)              (844)          (629,529)            79,771

  (2,156,317)          (472,949)            (3,963)             2,739         (6,139,057)        (2,474,203)
-----------------------------------------------------------------------------------------------------------

  (1,322,646)           182,856                969             15,683         (4,635,440)          (720,661)
-----------------------------------------------------------------------------------------------------------


   3,120,529          3,308,556            296,991             30,443          5,905,512          5,916,596
    (830,259)          (883,442)           (17,713)            (9,144)        (3,352,952)        (2,038,161)
     (32,609)          (122,975)                --                 --            278,937           (134,239)
     771,059           (805,706)          (162,001)            70,433            324,984            127,472
-----------------------------------------------------------------------------------------------------------

   3,028,720          1,496,433            117,277             91,732          3,156,481          3,871,668
-----------------------------------------------------------------------------------------------------------

   1,706,074          1,679,289            118,246            107,415         (1,478,959)         3,151,007

   9,915,393          8,236,104            222,609            115,194         23,821,430         20,670,423
-----------------------------------------------------------------------------------------------------------
$ 11,621,467       $  9,915,393       $    340,855       $    222,609       $ 22,342,471       $ 23,821,430
===========================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

  Statements of Operations and Changes in Contract Owners' Equity (Unaudited)
                                   (continued)

                                                                          SUB-ACCOUNT
                                             --------------------------------------------------------------------
                                                                                     MANAGED           MID CAP
                                                 LIFESTYLE MODERATE 460                BOND            GROWTH
                                             --------------------------------------------------------------------
                                             PERIOD ENDED        YEAR ENDED        PERIOD ENDED      PERIOD ENDED
                                             SEPT. 30/01         DEC. 31/00        SEPT. 30/01*      SEPT. 30/01*
                                             --------------------------------------------------------------------
Income:
Net investment income during the period      $    108,993       $    164,841       $         --      $         --
Realized gain (loss) during the period            (27,676)            (8,201)                --              (746)
Unrealized appreciation (depreciation)
 during the period                               (190,812)           (93,118)               650           (97,318)
                                             --------------------------------------------------------------------
Net increase (decrease) in assets from
 operations                                      (109,495)            63,522                650           (98,064)
                                             --------------------------------------------------------------------
Changes from principal transactions:
  Transfer of net premiums                        636,407            499,839                 --            45,031
  Transfer on termination                        (100,387)          (278,844)                --            (4,579)
  Transfer on policy loans                         68,632             (4,505)                --            (1,506)
  Net interfund transfers                          17,734             34,843             59,945           309,287
                                             --------------------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                          622,386            251,333             59,945           348,233
                                             --------------------------------------------------------------------

Total increase (decrease) in assets               512,891            314,855             60,595           250,169

Assets beginning of year                        1,590,737          1,275,882                 --                --
                                             --------------------------------------------------------------------
Assets end of period                         $  2,103,628       $  1,590,737       $     60,595      $    250,169
                                             ====================================================================

* Reflects the period from commencement of operations May 1, 2001 through September 30, 2001.
** Reflects the period from commencement of operations May 2, 2000 through December 31, 2000.

See accompanying notes.

                                                SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
                                         MID CAP
         MID CAP INDEX                OPPORTUNITIES               MID CAP STOCK               MID CAP VALUE
-----------------------------------------------------------------------------------------------------------
PERIOD ENDED       PERIOD ENDED       PERIOD ENDED       PERIOD ENDED        YEAR ENDED        PERIOD ENDED
SEPT. 30/01        DEC. 31/00**       SEPT. 30/01*       SEPT. 30/01         DEC. 31/00        SEPT. 30/01*
-----------------------------------------------------------------------------------------------------------

$         28       $      9,975       $         --       $         --       $         --       $         --
     (81,228)             2,568               (154)          (149,398)             4,809               (256)

    (205,210)            (5,753)           (12,306)          (453,133)           (82,824)           (61,194)
-----------------------------------------------------------------------------------------------------------

    (286,410)             6,790            (12,460)          (602,531)           (78,015)           (61,450)
-----------------------------------------------------------------------------------------------------------


     503,846             62,405             10,414            788,755          1,209,637             58,450
     (46,258)           (18,904)            (1,764)          (124,466)           (70,213)            (5,638)
          --                 --                 --             (4,924)            (1,970)                --
     396,137            500,415             71,997            341,383            497,797            790,417
-----------------------------------------------------------------------------------------------------------

     853,725            543,916             80,647          1,000,748          1,635,251            843,229
-----------------------------------------------------------------------------------------------------------

     567,315            550,706             68,187            398,217          1,557,236            781,779

     550,706                 --                 --          1,743,424            186,188                 --
-----------------------------------------------------------------------------------------------------------
$  1,118,021       $    550,706       $     68,187       $  2,141,641       $  1,743,424       $    781,779
===========================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

  Statements of Operations and Changes in Contract Owners' Equity (Unaudited)
                                   (continued)

                                                                         SUB-ACCOUNT
                                             ---------------------------------------------------------------------
                                                       MONEY MARKET                           OVERSEAS
                                             ---------------------------------------------------------------------
                                             PERIOD ENDED        YEAR ENDED        PERIOD ENDED        YEAR ENDED
                                             SEPT. 30/01         DEC. 31/00        SEPT. 30/01         DEC. 31/00
                                             ---------------------------------------------------------------------
Income:
Net investment income during the period      $  2,049,964       $  2,837,122       $    592,006       $    410,096
Realized gain (loss) during the period                 --                 --         (2,107,858)          (743,314)
Unrealized appreciation (depreciation)
 during the period                                     --                 --           (511,184)          (806,861)
                                             ---------------------------------------------------------------------
Net increase (decrease) in assets from
 operations                                     2,049,964          2,837,122         (2,027,036)        (1,140,079)
                                             ---------------------------------------------------------------------

Changes from principal transactions:
  Transfer of net premiums                     41,978,772         60,929,701            997,473          2,507,305
  Transfer on termination                      (7,656,194)        (7,374,966)          (332,616)          (284,281)
  Transfer on policy loans                     (1,317,464)          (602,642)           (35,163)          (199,359)
  Net interfund transfers                     (22,334,226)       (37,492,208)           270,948          1,670,197
                                             ---------------------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                       10,670,888         15,459,885            900,642          3,693,862
                                             ---------------------------------------------------------------------

Total increase (decrease) in assets            12,720,852         18,297,007         (1,126,394)         2,553,783

Assets beginning of year                       63,898,986         45,601,979          6,926,139          4,372,356
                                             ---------------------------------------------------------------------
Assets end of period                         $ 76,619,838       $ 63,898,986       $  5,799,745       $  6,926,139
                                             =====================================================================

* Reflects the period from commencement of operations May 1, 2001 through September 30, 2001.

See accompanying notes.

                                                         SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
          PACIFIC RIM                                                       QUANTITATIVE
        EMERGING MARKETS                   QUANTITATIVE  EQUITY               MID CAP              REAL ESTATE SECURITIES
------------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED        YEAR ENDED        PERIOD ENDED        YEAR ENDED        PERIOD ENDED       PERIOD ENDED        YEAR ENDED
SEPT. 30/01         DEC. 31/00        SEPT. 30/01         DEC. 31/00        SEPT. 30/01*       SEPT. 30/01         DEC. 31/00
------------------------------------------------------------------------------------------------------------------------------

$     32,951       $     37,735       $  8,592,412       $  8,207,833       $         --       $    746,285       $    725,501
  (2,060,080)         1,142,246            372,568          3,373,479                (26)          (289,756)          (368,039)

    (623,141)        (3,893,747)       (29,852,273)        (7,729,114)               250           (531,815)         4,345,939
------------------------------------------------------------------------------------------------------------------------------

  (2,650,270)        (2,713,766)       (20,887,293)         3,852,198                224            (75,286)         4,703,401
------------------------------------------------------------------------------------------------------------------------------


     984,535          1,890,887          6,284,436          8,153,108             32,560          2,043,802          2,709,003
    (558,320)          (692,836)        (4,518,694)        (8,068,279)               331         (2,519,756)        (1,866,577)
         763            (93,909)          (443,259)          (437,721)                --           (181,503)          (245,678)
    (183,615)           349,025           (145,392)         1,180,710                 --            102,896           (847,081)
------------------------------------------------------------------------------------------------------------------------------

     243,363          1,453,167          1,177,091            827,818             32,891           (554,561)          (250,333)
------------------------------------------------------------------------------------------------------------------------------

  (2,406,907)        (1,260,599)       (19,710,202)         4,680,016             33,115           (629,847)         4,453,068

   9,249,526         10,510,125         66,536,535         61,856,519                 --         23,496,035         19,042,967
------------------------------------------------------------------------------------------------------------------------------
$  6,842,619       $  9,249,526       $ 46,826,333       $ 66,536,535       $     33,115       $ 22,866,188       $ 23,496,035
==============================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

  Statements of Operations and Changes in Contract Owners' Equity (Unaudited)
                                   (continued)

                                                                          SUB-ACCOUNT
                                             ---------------------------------------------------------------------
                                                       SCIENCE AND
                                                       TECHNOLOGY                          SMALL CAP INDEX
                                             ---------------------------------------------------------------------
                                             PERIOD ENDED        YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                             SEPT. 30/01         DEC. 31/00        SEPT. 30/01        DEC. 31/00**
                                             ---------------------------------------------------------------------
Income:
Net investment income during the period      $  1,203,870       $    875,644       $         --       $      5,143
Realized gain (loss) during the period         (7,927,109)         4,226,679            (68,825)            (1,758)
Unrealized appreciation (depreciation)
 during the period                            (11,653,196)       (19,928,665)          (260,305)           (10,171)
                                             ---------------------------------------------------------------------
Net increase (decrease) in assets from
 operations                                   (18,376,435)       (14,826,342)          (329,130)            (6,786)
                                             ---------------------------------------------------------------------

Changes from principal transactions:
  Transfer of net premiums                      5,414,221         11,215,089            494,545             94,350
  Transfer on termination                      (1,554,395)        (2,826,592)           (51,835)            (6,716)
  Transfer on policy loans                        (67,141)          (405,481)               141             (3,396)
  Net interfund transfers                        (184,146)         9,680,246            892,998             78,092
                                             ---------------------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                        3,608,539         17,663,262          1,335,849            162,330
                                             ---------------------------------------------------------------------

Total increase (decrease) in assets           (14,767,896)         2,836,920          1,006,719            155,544

Assets beginning of year                       29,296,160         26,459,240            155,544                 --
                                             ---------------------------------------------------------------------
Assets end of period                         $ 14,528,264       $ 29,296,160       $  1,162,263       $    155,544
                                             =====================================================================

* Reflects the period from commencement of operations May 1, 2001 through September 30, 2001.

** Reflects the period from commencement of operations May 2, 2000 through December 31, 2000.

See accompanying notes.

                                                          SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
                                                                               SMALL
      SMALL COMPANY BLEND                   SMALL COMPANY VALUE               MID CAP                  STRATEGIC BOND
-----------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED        YEAR ENDED        PERIOD ENDED        YEAR ENDED        PERIOD ENDED      PERIOD ENDED        YEAR ENDED
SEPT. 30/01         DEC. 31/00        SEPT. 30/01         DEC. 31/00        SEPT. 30/01*      SEPT. 30/01         DEC. 31/00
-----------------------------------------------------------------------------------------------------------------------------

$     11,383       $    166,689       $      7,567       $      2,245       $         --      $    394,888       $    286,876
    (600,023)          (184,160)            19,835             93,029                 --           (56,948)           (66,380)

      14,684           (603,705)          (497,785)            48,360                297           (67,521)            61,320
-----------------------------------------------------------------------------------------------------------------------------

    (573,956)          (621,176)          (470,383)           143,634                297           270,419            281,816
-----------------------------------------------------------------------------------------------------------------------------


     603,264          1,152,722          1,027,189            747,241                 --           720,136          1,165,949
    (153,624)           (46,909)          (366,799)          (104,932)                --          (453,601)          (235,557)
      (3,918)           (27,509)           (84,747)            (9,018)                --           (15,692)           (45,301)
     417,143            954,977          1,117,166          1,241,872             11,989           228,800            304,387
-----------------------------------------------------------------------------------------------------------------------------

     862,865          2,033,281          1,692,809          1,875,163             11,989           479,643          1,189,478
-----------------------------------------------------------------------------------------------------------------------------

     288,909          1,412,105          1,222,426          2,018,797             12,286           750,062          1,471,294

   1,793,734            381,629          3,119,400          1,100,603                 --         4,952,630          3,481,336
-----------------------------------------------------------------------------------------------------------------------------
$  2,082,643       $  1,793,734       $  4,341,826       $  3,119,400       $     12,286      $  5,702,692       $  4,952,630
=============================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

  Statements of Operations and Changes in Contract Owners' Equity (Unaudited)
                                   (continued)

                                                                SUB-ACCOUNT
                                             --------------------------------------------------
                                              STRATEGIC
                                                GROWTH             STRATEGIC OPPORTUNITIES
                                             --------------------------------------------------
                                             PERIOD ENDED       PERIOD ENDED        YEAR ENDED
                                             SEPT. 30/01*       SEPT. 30/01         DEC. 31/00
                                             --------------------------------------------------
Income:
Net investment income during the period      $         --       $  4,829,644       $  4,905,140
Realized gain (loss) during the period             (2,951)          (537,147)          (440,187)
Unrealized appreciation (depreciation)
 during the period                                (89,392)       (14,379,220)        (6,852,403)
                                             --------------------------------------------------
Net increase (decrease) in assets from
 operations                                       (92,343)       (10,086,723)        (2,387,450)
                                             --------------------------------------------------

Changes from principal transactions:
  Transfer of net premiums                         88,813          5,016,270          5,698,436
  Transfer on termination                          (5,156)        (2,330,146)        (2,255,941)
  Transfer on policy loans                             --           (106,772)          (210,773)
  Net interfund transfers                         417,702             11,284            333,630
                                             --------------------------------------------------

Net increase (decrease) in assets from
  principal transactions                          501,359          2,590,636          3,565,352
                                             --------------------------------------------------

Total increase (decrease) in assets               409,016         (7,496,087)         1,177,902

Assets beginning of year                               --         33,858,271         32,680,369
                                             --------------------------------------------------
Assets end of period                         $    409,016       $ 26,362,184       $ 33,858,271
                                             ==================================================

* Reflects the period from commencement of operations May 1, 2001 through September 30, 2001.

** Reflects the period from commencement of operations May 2, 2000 through December 31, 2000.

See accompanying notes.

                                                         SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
                                          TELE-                                                             TOTAL
      TACTICAL ALLOCATION            COMMUNICATIONS                TOTAL RETURN                      STOCK MARKET INDEX
------------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED       PERIOD ENDED       PERIOD ENDED       PERIOD ENDED        YEAR ENDED        PERIOD ENDED       PERIOD ENDED
SEPT. 30/01        DEC. 31/00**       SEPT. 30/01*       SEPT. 30/01         DEC. 31/00        SEPT. 30/01        DEC. 31/00**
------------------------------------------------------------------------------------------------------------------------------

$        187       $     11,333       $         --       $    151,288       $     29,836       $         --       $      2,748
      (4,742)               (20)              (155)            26,067              6,187            (50,121)              (239)

     (89,776)           (24,796)            (6,317)           186,216            145,527           (271,537)           (22,955)
------------------------------------------------------------------------------------------------------------------------------

     (94,331)           (13,483)            (6,472)           363,571            181,550           (321,658)           (20,446)
------------------------------------------------------------------------------------------------------------------------------


     102,322            270,846              7,053          1,402,464            800,492            729,903            199,595
     (33,053)            (7,090)              (641)          (215,518)           (68,577)           (67,056)            (9,092)
      (5,527)            (3,393)                --                273            (48,429)            (6,453)                --
      68,340             70,288             13,787          1,748,315          1,016,257            988,542            123,776
------------------------------------------------------------------------------------------------------------------------------

     132,082            330,651             20,199          2,935,534          1,699,743          1,644,936            314,279
------------------------------------------------------------------------------------------------------------------------------

      37,751            317,168             13,727          3,299,105          1,881,293          1,323,278            293,833

     317,168                 --                 --          2,360,830            479,537            293,833                 --
------------------------------------------------------------------------------------------------------------------------------
$    354,919       $    317,168       $     13,727       $  5,659,935       $  2,360,830       $  1,617,111       $    293,833
==============================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

  Statements of Operations and Changes in Contract Owners' Equity (Unaudited)
                                   (continued)

                                                                         SUB-ACCOUNT
                                             ---------------------------------------------------------------------
                                                     U.S. GOVERNMENT
                                                        SECURITIES                      U.S. LARGE CAP VALUE
                                             ---------------------------------------------------------------------
                                             PERIOD ENDED        YEAR ENDED        PERIOD ENDED        YEAR ENDED
                                             SEPT. 30/01         DEC. 31/00        SEPT. 30/01         DEC. 31/00
                                             ---------------------------------------------------------------------
Income:
Net investment income during the period      $    358,458       $    319,991       $     93,316       $     30,478
Realized gain (loss) during the period            (19,278)           (33,921)            23,952              2,018
Unrealized appreciation (depreciation)
 during the period                                134,033            189,826         (1,843,346)            35,510
                                             ---------------------------------------------------------------------
Net increase (decrease) in assets from
 operations                                       473,213            475,896         (1,726,078)            68,006
                                             ---------------------------------------------------------------------

Changes from principal transactions:
  Transfer of net premiums                      1,147,603          1,442,818          2,273,866          3,097,133
  Transfer on termination                        (308,768)          (420,953)          (510,296)          (306,562)
  Transfer on policy loans                        (14,414)             1,677             (1,781)            (6,546)
  Net interfund transfers                       1,093,089           (710,743)         1,126,682          2,799,989
                                             ---------------------------------------------------------------------

Net increase (decrease) in assets from
  principal transactions                        1,917,510            312,799          2,888,471          5,584,014
                                             ---------------------------------------------------------------------

Total increase (decrease) in assets             2,390,723            788,695          1,162,393          5,652,020

Assets beginning of year                        5,347,411          4,558,716          7,545,950          1,893,930
                                             ---------------------------------------------------------------------
Assets end of period                         $  7,738,134       $  5,347,411       $  8,708,343       $  7,545,950
                                             =====================================================================

* Reflects the period from commencement of operations May 1, 2001 through September 30, 2001.
** Reflects the period from commencement of operations May 2, 2000 through December 31, 2000.

See accompanying notes.

                                      SUB-ACCOUNT
----------------------------------------------------------------------------------------
 UTILITIES                      VALUE                               500 INDEX                               TOTAL
------------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED       PERIOD ENDED        YEAR ENDED        PERIOD ENDED       PERIOD ENDED       PERIOD ENDED        YEAR ENDED
SEPT. 30/01*       SEPT. 30/01         DEC. 31/00        SEPT. 30/01        DEC. 31/00**       SEPT. 30/01         DEC. 31/00
------------------------------------------------------------------------------------------------------------------------------

$         --       $    393,971       $         --       $        165       $     11,246       $ 43,806,480       $ 51,387,171
        (950)           187,525           (204,029)          (209,591)           (16,940)       (22,484,207)        22,080,244

     (15,122)        (1,644,780)         1,955,231         (1,558,734)          (273,894)      (200,002,612)      (115,641,365)
------------------------------------------------------------------------------------------------------------------------------

     (16,072)        (1,063,284)         1,751,202         (1,768,160)          (279,588)      (178,680,339)       (42,173,950)
------------------------------------------------------------------------------------------------------------------------------


      18,596          2,363,187          1,668,925          3,795,009          3,899,444        150,313,807        214,068,040
      (1,826)          (826,947)          (372,336)          (389,150)          (203,952)       (59,657,533)       (70,163,910)
          --            (93,395)          (118,965)             1,448            (18,727)        (3,455,976)        (7,067,602)
      68,363          3,695,369          1,097,532          1,556,339          1,953,381         (1,284,344)           275,952
------------------------------------------------------------------------------------------------------------------------------

      85,133          5,138,214          2,275,156          4,963,646          5,630,146         85,915,954        137,112,480
------------------------------------------------------------------------------------------------------------------------------

      69,061          4,074,930          4,026,358          3,195,486          5,350,558        (92,764,385)        94,938,530

          --          9,109,405          5,083,047          5,350,558                 --        778,688,317        683,749,787
------------------------------------------------------------------------------------------------------------------------------
$     69,061       $ 13,184,335       $  9,109,405       $  8,546,044       $  5,350,558       $685,923,932       $778,688,317
==============================================================================================================================

              The Manufacturers Life Insurance Company of America
                             Separate Account Three

                          Notes to Financial Statements

                         September 30, 2001 (Unaudited)

1. ORGANIZATION

The Manufacturers Life Insurance Company of America Separate Account Three (the Account) is a separate account established by The Manufacturers Life Insurance Company of America (the Company). The account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended and invests in sixty sub-accounts of Manufacturers Investment Trust (the Trust). The account is a funding vehicle for allocation of net premiums under single premium variable life and variable universal life insurance contracts (the Contracts) issued by the Company. The Account was established by the Company, a life insurance company organized in 1983 under Michigan law. The Company is an indirect, wholly owned subsidiary of the Manufacturers Life Insurance Company (Manulife Financial), a Canadian life insurance company. Each investment sub-account invests solely in shares of a particular portfolio of the Trust. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company.

The Company is required to maintain assets in the Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the variable contracts are general corporate obligations of the Company.

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As the result of portfolio changes, the following sub-accounts of the Account have been replaced with new sub-accounts as follows:

    PREVIOUS FUND                     NEW FUND                 EFFECTIVE DATE
    -------------                     --------                 --------------
 Mid Cap Blend Trust        Strategic Opportunities Trust        May 1, 2001
 Mid Cap Growth Trust           All Cap Growth Trust             May 2, 2000

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)



1. ORGANIZATION (CONTINUED)

The following sub-accounts of the Account were added as investment options for variable life insurance contract holders of the Company:

                                                     Commencement of
                                                      Operations of
                                                     the Sub-accounts
                                                     ----------------
All Cap Value Trust                                     May 1, 2001
Capital Appreciation Trust                              May 1, 2001
Capital Opportunities Trust                             May 1, 2001
Dynamic Growth Trust                                    May 2, 2000
Equity Growth Trust                                     May 1, 2001
Equity Value Trust                                      May 1, 2001
Financial Services Trust                                May 1, 2001
Fundamental Value Trust                                 May 1, 2001
Global Value Trust                                      May 1, 2001
Health Sciences Trust                                   May 1, 2001
International Index Trust                               May 2, 2000
Internet Technologies Trust                             May 2, 2000
Managed Bond Trust                                      May 1, 2001
Mid Cap Growth Trust                                    May 1, 2001
Mid Cap Index Trust                                     May 2, 2000
Mid Cap Opportunities Trust                             May 1, 2001
Mid Cap Value Trust                                     May 1, 2001
Quantitative Mid Cap Trust                              May 1, 2001
Small Cap Index Trust                                   May 2, 2000
Small Mid Cap Trust                                     May 1, 2001
Strategic Growth Trust                                  May 1, 2001
Tactical Allocation Trust                               May 2, 2000
Telecommunications Trust                                May 1, 2001
Total Stock Market Index Trust                          May 2, 2000
Utilities Trust                                         May 1, 2001
500 Index Trust                                         May 2, 2000

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)




2. SIGNIFICANT ACCOUNTING POLICIES

Investments are made in the portfolios of the Trust and are valued at the reported net asset value of such portfolios. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the Fixed Account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of such decision based on changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the contract.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

3. PREMIUM DEDUCTIONS

Manufacturers Life of America deducts certain charges for state, local, and federal taxes from the gross premium before placing the remaining net premiums in the sub-accounts.

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)




4. PURCHASES AND SALES

The following table shows aggregate cost of shares purchased and proceeds from shares sold of each Trust portfolio for the period ended September 30, 2001:

                                                   PURCHASES            SALES
                                                 -------------------------------
Aggressive Growth Trust                          $  2,054,859       $    566,234
All Cap Growth Trust                                5,783,223          2,900,364
All Cap Value Trust                                   142,523             10,349
Balanced Trust                                      2,254,696          2,794,739
Blue Chip Growth Trust                              9,427,349          2,229,697
Capital Appreciation Trust                            104,338                844
Capital Opportunities Trust                           212,450             11,441
Diversified Bond Trust                              2,538,733            339,305
Dynamic Growth Trust                                1,240,633            190,853
Emerging Small Company Trust                        6,718,136          6,159,580
Equity Growth Trust                                    11,989                  -
Equity Income Trust                                 9,040,478          2,332,730
Equity Index Trust                                  7,485,491          5,434,392
Equity Value Trust                                     23,978                  -
Financial Services Trust                              225,683             51,623
Fundamental Value Trust                             1,350,449             11,593
Global Bond Trust                                     215,881             75,770
Global Equity Trust                                 9,322,814          6,885,833
Global Value Trust                                     11,989                  -
Growth Trust                                        3,257,972          1,722,751
Growth & Income Trust                               9,084,781          1,767,986
Health Sciences Trust                                 465,427              5,233
High Yield Trust                                    4,268,927          2,956,993
Income and Value Trust                              2,146,652            275,827
International Index Trust                             574,933             40,067
International Small Cap Trust                       9,277,917          9,078,427
International Stock Trust                          11,924,058          9,514,485
International Value Trust                           2,990,356          1,621,428
Internet Technologies Trust                           305,875            125,885
Investment Quality Bond Trust                       5,671,632          3,049,377
Large Cap Growth Trust                              4,895,488            761,163
Lifestyle Aggressive 1000 Trust                     1,887,588            218,664
Lifestyle Balanced 640 Trust                        4,474,690            605,966
Lifestyle Conservative 280 Trust                      418,596            294,198
Lifestyle Growth 820 Trust                          7,898,232          2,608,605
Lifestyle Moderate 460 Trust                          965,332            233,954
Managed Bond Trust                                     59,945                  -
Mid Cap Growth Trust                                  352,710              4,478
Mid Cap Index Trust                                 2,256,921          1,403,166
Mid Cap Opportunities Trust                            81,532                884
Mid Cap Stock Trust                                 1,357,981            357,232
Mid Cap Value Trust                                   860,430             17,200
Money Market Trust                                 80,068,510         67,347,658
Overseas Trust                                     15,932,237         14,439,588
Pacific Rim Emerging Markets Trust                  6,511,137          6,234,823
Quantitative Equity Trust                          14,558,114          4,788,612

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)




4. PURCHASES AND SALES (CONTINUED)

                                                   PURCHASES            SALES
                                                 -------------------------------
Quantitative Mid Cap Trust                             33,091                199
Real Estate Securities Trust                        3,347,906          3,156,182
Science & Technology Trust                         11,891,536          7,079,128
Small Cap Index Trust                               2,997,334          1,661,485
Small Company Blend Trust                           2,094,643          1,220,396
Small Company Value Trust                           3,090,364          1,389,987
Small Mid Cap Trust                                    11,989                  -
Strategic Bond Trust                                1,499,343            624,811
Strategic Growth Trust                                520,196             18,837
Strategic Opportunities Trust                       9,755,866          2,335,586
Tactical Allocation Trust                             158,628             26,359
Telecommunications Trust                               20,619                420
Total Return Trust                                  3,494,106            407,284
Total Stock Market Index Trust                      2,637,202            992,266
U.S. Government Securities Trust                    3,609,457          1,333,490
U.S. Large Cap Value Trust                          3,453,798            472,011
Utilities Trust                                        91,479              6,346
Value Trust                                         6,774,769          1,242,583
500 Index Trust                                     5,974,761          1,010,949
                                                 -------------------------------
Total                                            $312,170,752       $182,448,316
                                                 ===============================

5. UNIT VALUES

A summary of the accumulation unit values at September 30, 2001 and December 31, 2000 and the accumulation units and dollar value outstanding at September 30, 2001 for the variable life contracts are as follows:

                                              2000                                    2001
                                          ------------------------------------------------------------------------
                                           UNIT VALUE          UNIT VALUE             UNITS              DOLLARS
                                          ------------------------------------------------------------------------
Aggressive Growth Trust                   $      20.77        $      13.48             437,599        $  5,897,048
All Cap Growth Trust                             25.28               16.30             827,136          13,484,917
All Cap Value Trust                                 --               10.68              10,683             114,092
Balanced Trust                                   26.74               22.44           1,283,867          28,811,614
Blue Chip Growth Trust                           23.95               18.01           1,684,196          30,327,232
Capital Appreciation Trust                          --                9.54               8,314              79,282
Capital Opportunities Trust                         --                9.13              18,475             168,673
Diversified Bond Trust                           14.42               15.41             358,520           5,525,336
Dynamic Growth Trust                              7.98                4.18             360,959           1,507,921
Emerging Small Company Trust                     71.65               44.53           1,260,011          56,108,198
Equity Growth Trust                                 --               10.60               1,206              12,785
Equity Income Trust                              18.80               17.69           1,575,167          27,856,659
Equity Index Trust                               21.57               17.13           3,442,167          58,952,512
Equity Value Trust                                  --               11.29               2,237              25,253
Financial Services Trust                            --               10.59              14,888             157,669
Fundamental Value Trust                             --               10.58             111,039           1,174,790
Global Bond Trust                                13.49               13.93              64,830             903,172
Global Equity Trust                              19.04               14.63             622,162           9,099,307
Global Value Trust                                  --               11.57               1,102              12,749

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)




5. UNIT VALUES (CONTINUED)

                                              2000                                    2001
                                          ------------------------------------------------------------------------
                                           UNIT VALUE          UNIT VALUE             UNITS              DOLLARS
                                          ------------------------------------------------------------------------
Growth Trust                                     18.51               12.73             978,277          12,455,020
Growth and Income Trust                          21.79               17.59           2,630,227          46,260,544
Health Sciences Trust                               --               12.01              35,646             428,104
High Yield Trust                                 14.00               12.79             386,002           4,936,161
Income and Value Trust                           16.28               14.67             463,213           6,794,948
International Index Trust                        11.27                8.25              67,957             560,482
International Small Cap Trust                    18.53               11.30             370,322           4,184,079
International Stock Trust                        15.12               10.88           1,864,008          20,285,996
International Value Trust                        12.14                9.68             249,471           2,413,908
Internet Technologies Trust                       7.03                2.77             127,271             352,541
Investment Quality Bond Trust                    15.87               17.05           1,730,216          29,499,957
Large Cap Growth Trust                           19.42               12.32           1,024,074          12,612,943
Lifestyle Aggressive 1000 Trust                  16.33               12.44             370,731           4,610,606
Lifestyle Balanced 640 Trust                     17.18               15.27             761,113          11,621,467
Lifestyle Conservative 280 Trust                 16.95               17.15              19,881             340,855
Lifestyle Growth 820 Trust                       17.09               14.03           1,592,778          22,342,471
Lifestyle Moderate 460 Trust                     17.10               16.21             129,781           2,103,628
Managed Bond Trust                                  --               13.04               4,647              60,595
Mid Cap Growth Trust                                --                8.14              30,733             250,169
Mid Cap Index Trust                              13.39               11.18              99,989           1,118,021
Mid Cap Opportunities Trust                         --                8.46               8,060              68,187
Mid Cap Stock Trust                              12.10                8.92             240,094           2,141,641
Mid Cap Value Trust                                 --               11.56              67,628             781,779
Money Market Trust                               20.28               20.90           3,665,791          76,619,838
Overseas Trust                                   15.41               11.26             514,910           5,799,745
Pacific Rim Emerging Markets Trust                8.97                6.44           1,061,853           6,842,619
Quantitative Equity Trust                        56.45               39.04           1,199,410          46,826,333
Quantitative Mid Cap Trust                          --                9.18               3,607              33,115
Real Estate Securities Trust                     38.08               38.07             600,645          22,866,188
Science & Technology Trust                       26.51               11.52           1,260,906          14,528,264
Small Cap Index Trust                            11.70                9.84             118,156           1,162,263
Small Company Blend Trust                        12.90                9.93             209,799           2,082,643
Small Company Value Trust                         9.76                9.02             481,504           4,341,826
Small Mid Cap Trust                                 --               10.75               1,143              12,286
Strategic Bond Trust                             15.15               15.93             357,999           5,702,692
Strategic Growth Trust                              --                9.23              44,314             409,016
Strategic Opportunities Trust                    17.74               12.77           2,063,786          26,362,184
Tactical Allocation Trust                        12.10                9.50              37,350             354,919
Telecommunications Trust                            --                6.62               2,074              13,727
Total Return Trust                               13.72               14.88             380,451           5,659,935
Total Stock Market Index Trust                   11.24                8.88             182,053           1,617,111
U.S. Government Securities Trust                 13.21               14.19             545,379           7,738,134
U.S. Large Cap Value Trust                       13.20               10.97             793,494           8,708,343
Utilities Trust                                     --                9.28               7,442              69,061
Value Trust                                      17.20               16.07             820,183          13,184,335
500 Index Trust                                  11.30                8.96             953,916           8,546,044
                                                                                                      ------------
Total                                                                                                 $685,923,932
                                                                                                      ============

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)




6. RELATED PARTY TRANSACTIONS

ManEquity, Inc., a registered broker-dealer and indirect wholly owned subsidiary of Manulife Financial, acts as the principal underwriter of the Contracts pursuant to a Distribution Agreement with the Company. Registered representatives of either ManEquity, Inc. or other broker-dealers having distribution agreements with ManEquity, Inc. who are also authorized as variable life insurance agents under applicable state insurance laws, sell the Contracts. Registered representatives are compensated on a commission basis.

The Company has a formal service agreement with its affiliates, Manulife Financial and The Manufacturers Life Insurance Company (U.S.A.) ("Manulife U.S.A."), which can be terminated by either party upon two months notice. Under this Agreement, the Company pays for legal, actuarial, investment and certain other administrative services.

7. SUBSEQUENT EVENT

Subject to the approval of state and federal regulators and effective for January 1, 2002, it is the intention to transfer all of the Company's Variable business to Manulife U.S.A. via an assumption reinsurance agreement. As a result, products currently sold and administered under the name of the Company will be offered and administered under the name of Manulife U.S.A.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
SEPARATE ACCOUNT THREE

Audited Financial Statements

Years ended December 31, 2000 and 1999 with Report of Independent Auditors

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                          Audited Financial Statements


                     Years ended December 31, 2000 and 1999


                                    CONTENTS

Report of Independent Auditors.............................................   1

Audited Financial Statements

Statement of Assets and Contract Owners' Equity............................   2
Statements of Operations and Changes in Contract Owners' Equity............   3
Notes to Financial Statements.............................................   21

                         Report of Independent Auditors

To the Contract Owners of
The Manufacturers Life Insurance Company of America Separate Account Three

We have audited the accompanying statement of assets and contract owners' equity of The Manufacturers Life Insurance Company of America Separate Account Three as of December 31, 2000 and the related statements of operations and changes in contract owners' equity for each of the periods presented therein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Manufacturers Life Insurance Company of America Separate Account Three at December 31, 2000, and the results of its operations and the changes in its contract owners' equity for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.


                                        /s/ Ernst & Young LLP


February 2, 2001

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                 Statement of Assets and Contract Owners' Equity

                                December 31, 2000

ASSETS
Investments at market value:
   Sub-Accounts:
     Aggressive Growth Trust - 414,568 shares (cost $8,317,795)                           $    7,404,188
     All Cap Growth Trust - 917,816 shares (cost $21,435,305)                                 18,952,901
     Balanced Trust - 2,301,089 shares (cost $41,156,745)                                     35,574,830
     Blue Chip Growth Trust - 1,740,059 shares (cost $34,754,268)                             35,027,389
     Diversified Bond Trust - 311,760 shares (cost $3,265,279)                                 3,264,125
     Dynamic Growth Trust - 185,672 shares (cost $2,011,883)                                   1,481,662
     Emerging Small Company Trust - 2,675,893 shares (cost $68,799,429)                       93,709,783
     Equity Income Trust - 1,541,771 shares (cost $24,918,914)                                25,947,998
     Equity Index Trust - 4,534,540 shares (cost $72,791,172)                                 74,366,453
     Global Bond Trust 64,239 shares (cost $737,497)                                             733,612
     Global Equity Trust - 604,842 shares (cost $10,311,871)                                  11,177,484
     Growth Trust - 929,129 shares (cost $21,769,812)                                         16,482,743
     Growth and Income Trust - 1,839,411 shares (cost $49,602,514)                            52,496,785
     High Yield Trust - 396,203 shares (cost $5,141,212)                                       4,615,768
     Income and Value Trust - 566,502 shares (cost $6,727,177)                                 5,982,262
     International Index Trust - 14,306 shares (cost $165,548)                                   158,938
     International Small Cap Trust - 403,953 shares (cost $7,928,391)                          6,624,824
     International Stock Trust - 2,081,416 shares (cost $29,313,291)                          26,662,943
     International Value Trust - 133,744 shares (cost $1,579,527)                              1,612,952
     Internet Technologies Trust - 91,624 shares (cost $1,060,691)                               644,117
     Investment Quality Bond Trust - 2,262,945 shares (cost $26,320,858)                      26,566,974
     Large Cap Growth Trust - 1,041,019 shares (cost $15,668,005)                             13,096,022
     Lifestyle Aggressive 1000 Trust - 355,321 shares (cost $4,789,421)                        4,651,150
     Lifestyle Balanced 640 Trust - 732,304 shares (cost $9,796,654)                           9,915,393
     Lifestyle Conservative 280 Trust - 16,890 shares (cost $221,862)                            222,609
     Lifestyle Growth 820 Trust - 1,751,576 shares (cost $24,247,282)                         23,821,430
     Lifestyle Moderate 460 Trust - 122,270 shares (cost $1,633,000)                           1,590,737
     Mid Cap Blend Trust - 1,932,550 shares (cost $37,279,394)                                33,858,271
     Mid Cap Index Trust - 41,943 shares (cost $556,459)                                         550,706
     Mid Cap Stock Trust - 144,085 shares (cost $1,819,018)                                    1,743,424
     Money Market Trust - 6,389,899 shares (cost $63,898,986)                                 63,898,986
     Overseas Trust - 581,540 shares (cost $7,200,225)                                         6,926,139
     Pacific Rim Emerging Markets Trust - 1,127,991 shares (cost $10,976,143)                  9,249,526
     Quantitative Equity Trust - 2,533,760 shares (cost $57,968,253)                          66,536,535
     Real Estate Securities Trust - 1,509,058 shares (cost $23,955,631)                       23,496,035
     Science and Technology Trust - 1,260,592 shares (cost $42,396,074)                       29,296,160
     Small Cap Index Trust - 13,777 shares (cost $165,715)                                       155,544
     Small Company Blend Trust - 158,597 shares (cost $2,356,277)                              1,793,734
     Small Company Value Trust - 240,324 shares (cost $2,971,748)                              3,119,400
     Strategic Bond Trust - 453,123 shares (cost $5,014,118)                                   4,952,630
     Tactical Allocation Trust - 27,178 shares (cost $341,964)                                   317,168
     Total Return Trust - 176,445 shares (cost $2,214,939)                                     2,360,830
     Total Stock Market Index Trust - 26,376 shares (cost $316,787)                              293,833
     U.S. Government Securities Trust - 394,061 shares (cost $5,223,915)                       5,347,411
     U.S. Large Cap Value Trust - 576,467 shares (cost $7,414,578)                             7,545,950
     Value Trust - 552,755 shares (cost $7,722,162)                                            9,109,405
     500 Index Trust - 474,340 shares (cost $5,624,453)                                        5,350,558
                                                                                            ------------
Total assets                                                                                $778,688,317
                                                                                            ============

CONTRACT OWNERS' EQUITY
Variable life contracts                                                                     $778,688,317
                                                                                            ============


See accompanying notes.

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

         Statements of Operations and Changes in Contract Owners' Equity



                                                                                      SUB-ACCOUNT
                                                        --------------------------------------------------------------------
                                                                AGGRESSIVE GROWTH                    ALL CAP GROWTH
                                                        --------------------------------------------------------------------
                                                          YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                           DEC. 31/00        DEC. 31/99       DEC. 31/00        DEC. 31/99
                                                        --------------------------------------------------------------------
Income:
   Net investment income (loss) during the year         $         -       $         -     $    1,203,584    $      893,908
   Realized gain (loss) during the year                      781,308           201,319         1,755,854           465,497
   Unrealized appreciation (depreciation) during
     the year                                             (1,388,722)          399,725        (5,835,143)        2,522,463
                                                        --------------------------------------------------------------------
Net increase (decrease) in assets from operations           (607,414)          601,044        (2,875,705)        3,881,868
                                                        --------------------------------------------------------------------

Changes from principal transactions:
   Transfer of net premiums                                2,881,144           595,127         5,299,576         1,888,993
   Transfer on termination                                  (306,391)         (133,411)       (1,097,397)         (645,925)
   Transfer on policy loans                                  (53,389)             (156)         (261,519)          (17,003)
   Net interfund transfers                                 3,030,368          (206,543)        3,919,834         2,996,672
                                                        --------------------------------------------------------------------
Net increase (decrease) in assets from principal
   transactions                                            5,551,732           255,017         7,860,494         4,222,737
                                                        --------------------------------------------------------------------
Total increase (decrease) in assets                        4,944,318           856,061         4,984,789         8,104,605

Assets beginning of year                                   2,459,870         1,603,809        13,968,112         5,863,507
                                                        --------------------------------------------------------------------
Assets end of year                                      $  7,404,188      $  2,459,870    $   18,952,901    $   13,968,112
                                                        ====================================================================


See accompanying notes.

                                                    SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
                                                                        CAPITAL GROWTH
              BALANCED                       BLUE CHIP GROWTH                BOND                DIVERSIFIED BOND
---------------------------------------------------------------------------------------------------------------------------
       YEAR ENDED        YEAR ENDED       YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED       YEAR ENDED
       DEC. 31/00        DEC. 31/99       DEC. 31/00       DEC. 31/99        DEC. 31/99       DEC. 31/00       DEC. 31/99
---------------------------------------------------------------------------------------------------------------------------
  $    1,922,658    $    3,363,625    $    1,256,181   $      704,256    $    1,504,363    $    236,515      $     96,499
         720,883         1,479,053         1,099,991          613,535          (404,112)        (34,002)           (9,175)

      (6,253,446)       (5,660,915)       (3,834,145)       2,347,320        (1,309,718)         45,990           (72,120)
---------------------------------------------------------------------------------------------------------------------------
      (3,609,905)         (818,237)       (1,477,973)       3,665,111          (209,467)        248,503            15,204
---------------------------------------------------------------------------------------------------------------------------

       4,618,303         5,916,660        10,092,471        6,033,752         1,253,415         815,715           561,745
      (5,579,871)       (5,526,738)       (2,477,865)      (1,605,280)         (627,273)       (127,254)          (59,417)
        (296,021)         (340,550)         (326,876)        (118,582)          (25,224)        (39,836)           (1,024)
      (4,910,092)       (4,108,655)        3,417,891        7,106,796       (21,636,729)        623,649           276,738
---------------------------------------------------------------------------------------------------------------------------
      (6,167,681)       (4,059,283)       10,705,621       11,416,686       (21,035,811)      1,272,274           778,042
---------------------------------------------------------------------------------------------------------------------------
      (9,777,586)       (4,877,520)        9,227,648       15,081,797       (21,245,278)      1,520,777           793,246

      45,352,416        50,229,936        25,799,741       10,717,944        21,245,278       1,743,348           950,102
---------------------------------------------------------------------------------------------------------------------------
  $   35,574,830    $   45,352,416    $   35,027,389   $   25,799,741    $           --    $  3,264,125      $  1,743,348
===========================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)


                                                                          SUB-ACCOUNT
                                                        ---------------------------------------------------
                                                         DYNAMIC GROWTH        EMERGING SMALL COMPANY
                                                        ---------------------------------------------------
                                                        PERIOD ENDED DEC.  YEAR ENDED DEC.  YEAR ENDED DEC.
                                                             31/00**            31/00            31/99
                                                        ---------------------------------------------------
 Income:
    Net investment income (loss) during the year        $         -      $   10,861,111   $      931,296
    Realized gain (loss) during the year                     (34,245)         6,301,844        2,234,670
    Unrealized appreciation (depreciation) during
      the year                                              (530,220)       (20,697,016)      40,955,434
                                                        ---------------------------------------------------
 Net increase (decrease) in assets from operations          (564,465)        (3,534,061)      44,121,400
                                                        ---------------------------------------------------
 Changes from principal transactions:
    Transfer of net premiums                               1,038,582         10,324,298        9,489,193
    Transfer on termination                                 (116,055)       (11,469,437)      (8,527,672)
    Transfer on policy loans                                 (44,428)        (1,229,828)        (504,673)
    Net interfund transfers                                1,168,028         (2,950,927)      (8,765,065)
                                                        ---------------------------------------------------
 Net increase (decrease) in assets from principal
    transactions                                           2,046,127         (5,325,894)      (8,308,217)
                                                        ---------------------------------------------------
 Total increase (decrease) in assets                       1,481,662         (8,859,955)      35,813,183

 Assets beginning of year                                          -        102,569,738       66,756,555
                                                        ---------------------------------------------------
 Assets end of year                                     $  1,481,662     $   93,709,783   $  102,569,738
                                                        ===================================================


** Reflects the period from commencement of operations May 1, 2000 through December 31, 2000.


See accompanying notes.

                                               SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------
              EQUITY INCOME                      EQUITY INDEX                        GLOBAL BOND
----------------------------------------------------------------------------------------------------------
       YEAR ENDED        YEAR ENDED       YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED
       DEC.31/00         DEC. 31/99       DEC. 31/00       DEC. 31/99        DEC. 31/00        DEC. 31/99
----------------------------------------------------------------------------------------------------------
   $    2,760,281   $    1,458,179    $      221,869   $    1,825,519      $   18,358       $   43,890
          (80,630)         374,940         2,696,756        3,651,616          (7,326)         (70,367)

          150,879       (1,255,027)      (10,555,450)       5,860,560           4,720          (14,905)
----------------------------------------------------------------------------------------------------------
        2,830,530          578,092        (7,636,825)      11,337,695          15,752          (41,382)
----------------------------------------------------------------------------------------------------------

        3,349,523        3,893,423        15,766,592       18,917,139         220,199          124,531
       (1,273,761)      (1,286,389)       (6,954,587)      (4,357,423)        (33,905)         (33,062)
          (53,101)         (77,443)         (248,765)        (494,140)         (2,085)             (11)
         (900,697)         311,991        (1,523,237)       5,753,290         (39,466)        (117,727)
----------------------------------------------------------------------------------------------------------
        1,121,964        2,841,582         7,040,003       19,818,866         144,743          (26,269)
----------------------------------------------------------------------------------------------------------
        3,952,494        3,419,674          (596,822)      31,156,561         160,495          (67,651)

       21,995,504       18,575,830        74,963,275       43,806,714         573,117          640,768
----------------------------------------------------------------------------------------------------------
   $   25,947,998   $   21,995,504    $   74,366,453   $   74,963,275      $  733,612       $  573,117
==========================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)


                                                                                   SUB-ACCOUNT
                                                       --------------------------------------------------------------------
                                                                 GLOBAL EQUITY                          GROWTH
                                                       --------------------------------------------------------------------
                                                           YEAR ENDED        YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                           DEC. 31/00        DEC. 31/99       DEC. 31/00       DEC. 31/99
                                                       --------------------------------------------------------------------
Income:
   Net investment income (loss) during the year        $    1,026,287     $    493,157    $    1,603,161    $      447,543
   Realized gain (loss) during the year                      (631,106)        (155,359)          695,686           530,120
   Unrealized appreciation (depreciation) during
     the year                                                 740,951         (121,909)       (8,128,839)        2,359,746
                                                       --------------------------------------------------------------------
Net increase (decrease) in assets from operations           1,136,132          215,889        (5,829,992)        3,337,409
                                                       --------------------------------------------------------------------
Changes from principal transactions:
   Transfer of net premiums                                 2,106,572        1,527,332         6,069,409         2,817,768
   Transfer on termination                                   (515,552)        (386,590)       (1,297,222)         (500,367)
   Transfer on policy loans                                   (14,792)         (21,561)         (120,470)          (74,903)
   Net interfund transfers                                  1,068,265        1,818,979         3,009,403         2,324,764
                                                       --------------------------------------------------------------------
Net increase (decrease) in assets from principal
   transactions                                             2,644,493        2,938,160         7,661,120         4,567,262
                                                       --------------------------------------------------------------------
Total increase (decrease) in assets                         3,780,625        3,154,049         1,831,128         7,904,671

Assets beginning of year                                    7,396,859        4,242,810        14,651,615         6,746,944
                                                       --------------------------------------------------------------------
Assets end of year                                     $   11,177,484     $  7,396,859    $   16,482,743    $   14,651,615
                                                       ====================================================================

        See accompanying notes.

                                                  SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
           GROWTH AND INCOME                       HIGH YIELD                     INCOME AND VALUE
---------------------------------------------------------------------------------------------------------
      YEAR ENDED        YEAR ENDED         YEAR ENDED      YEAR ENDED        YEAR ENDED       YEAR ENDED
      DEC. 31/00        DEC. 31/99         DEC. 31/00      DEC. 31/99        DEC. 31/00       DEC. 31/99
---------------------------------------------------------------------------------------------------------
   $    3,025,404   $    1,278,189     $     14,646     $    340,814        $1,092,315     $    408,866
          985,560        1,264,337          (62,640)         (57,295)          (16,392)          13,556

       (7,885,806)       4,417,624         (346,754)         (69,365)         (833,733)         (94,286)
---------------------------------------------------------------------------------------------------------
       (3,874,842)       6,960,150         (394,748)         214,154           242,190          328,136
---------------------------------------------------------------------------------------------------------

       11,665,612        7,477,562        1,336,937          799,494         1,131,379        1,638,769
       (3,632,508)      (3,261,292)        (275,933)        (179,923)         (459,846)        (330,215)
         (666,144)        (176,590)         (56,383)          (4,294)          (15,719)          (9,200)
        1,931,597        2,945,525          182,737          891,770           329,751            1,531
---------------------------------------------------------------------------------------------------------
        9,298,557        6,985,205        1,187,358        1,507,047           985,565        1,300,885
---------------------------------------------------------------------------------------------------------
        5,423,715       13,945,355          792,610        1,721,201         1,227,755        1,629,021

       47,073,070       33,127,715        3,823,158        2,101,957         4,754,507        3,125,486
---------------------------------------------------------------------------------------------------------
   $   52,496,785   $   47,073,070     $  4,615,768     $  3,823,158        $5,982,262     $  4,754,507
=========================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)


                                                                           SUB-ACCOUNT
                                                       --------------------------------------------------
                                                         INTERNATIONAL
                                                             INDEX            INTERNATIONAL SMALL CAP
                                                       --------------------------------------------------
                                                          PERIOD ENDED       YEAR ENDED       YEAR ENDED
                                                          DEC. 31/00**       DEC. 31/00       DEC. 31/99
                                                       --------------------------------------------------
 Income:
    Net investment income (loss) during the year       $      2,220         $1,275,987     $      9,451
    Realized gain (loss) during the year                       (982)          (941,463)       1,126,604
    Unrealized appreciation (depreciation) during
      the year                                               (6,610)        (2,864,772)       1,360,161
                                                       --------------------------------------------------
 Net increase (decrease) in assets from operations           (5,372)        (2,530,248)       2,496,216
                                                       --------------------------------------------------
 Changes from principal transactions:
    Transfer of net premiums                                125,117          2,151,313          826,503
    Transfer on termination                                  (5,611)          (399,289)        (206,773)
    Transfer on policy loans                                 (6,792)          (227,364)         (11,684)
    Net interfund transfers                                  51,596          2,099,442         (266,727)
                                                       --------------------------------------------------
 Net increase (decrease) in assets from principal
    transactions                                            164,310          3,624,102          341,319
                                                       --------------------------------------------------
 Total increase (decrease) in assets                        158,938          1,093,854        2,837,535

 Assets beginning of year                                         -          5,530,970        2,693,435
                                                       --------------------------------------------------
 Assets end of year                                    $    158,938         $6,624,824     $  5,530,970
                                                       ==================================================


  * Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.


** Reflects the period from commencement of operations May 1, 2000 through December 31, 2000.


See accompanying notes.

                                                          SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
                                                                              INTERNET
          INTERNATIONAL STOCK                 INTERNATIONAL VALUE           TECHNOLOGIES         INVESTMENT QUALITY BOND
----------------------------------------------------------------------------------------------------------------------------
     YEAR ENDED         YEAR ENDED         YEAR ENDED      PERIOD ENDED     PERIOD ENDED      YEAR ENDED        YEAR ENDED
     DEC. 31/00         DEC. 31/99         DEC. 31/00      DEC. 31/99*      DEC. 31/00**      DEC. 31/00        DEC. 31/99
----------------------------------------------------------------------------------------------------------------------------
  $      141,854    $    2,378,902     $      4,865      $       -         $       -      $    1,764,230    $      115,157
       1,979,909         1,389,951          (24,646)         (6,853)             (156)           (65,106)         (118,167)

      (7,021,945)        2,728,312             (339)         33,763          (416,574)           543,010          (330,836)
----------------------------------------------------------------------------------------------------------------------------
      (4,900,182)        6,497,165          (20,120)         26,910          (416,730)         2,242,134          (333,846)
----------------------------------------------------------------------------------------------------------------------------

       4,769,383         3,991,679          970,793          67,544           613,893          3,717,837         2,534,307
      (2,042,903)       (1,409,171)         (57,439)         (5,873)          (49,773)        (2,138,923)       (1,228,511)
        (319,996)         (245,714)          (6,340)              -            (4,746)          (183,365)          (45,188)
         306,879          (561,839)         268,631         368,846           501,473           (247,524)       20,819,872
----------------------------------------------------------------------------------------------------------------------------
       2,713,363         1,774,955        1,175,645         430,517         1,060,847          1,148,025        22,080,480
----------------------------------------------------------------------------------------------------------------------------
      (2,186,819)        8,272,120        1,155,525         457,427           644,117          3,390,159        21,746,634

      28,849,762        20,577,642          457,427               -                 -         23,176,815         1,430,181
----------------------------------------------------------------------------------------------------------------------------
  $   26,662,943    $   28,849,762     $  1,612,952      $  457,427        $  644,117     $   26,566,974    $   23,176,815
============================================================================================================================

              The Manufacturers Life Insurance Company of America
                             Separate Account Three

  Statements of Operations and Changes in Contract Owners' Equity (continued)


                                                                                        SUB-ACCOUNT
                                                             ------------------------------------------------------------------
                                                                     LARGE CAP GROWTH               LIFESTYLE AGGRESSIVE 1000
                                                             ------------------------------------------------------------------
                                                              YEAR ENDED         YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                              DEC. 31/00         DEC. 31/99        DEC. 31/00        DEC. 31/99
                                                             ------------------------------------------------------------------
Income:
   Net investment income (loss) during the year              $  1,441,638      $    371,353      $    216,326      $    178,067
   Realized gain (loss) during the year                            21,675           100,576            (9,437)          (51,566)
   Unrealized appreciation (depreciation) during
     the year                                                  (3,593,685)          677,804          (443,010)          371,856
                                                             ------------------------------------------------------------------
Net increase (decrease) in assets from operations              (2,130,372)        1,149,733          (236,121)          498,357
                                                             ------------------------------------------------------------------
Changes from principal transactions:
   Transfer of net premiums                                     4,930,460         1,349,722         1,402,412         1,220,401
   Transfer on termination                                       (935,574)         (310,785)         (465,958)         (711,359)
   Transfer on policy loans                                      (149,564)          (20,962)           (1,220)           (3,817)
   Net interfund transfers                                      4,710,968           876,677            (2,198)         (911,439)
                                                             ------------------------------------------------------------------
Net increase (decrease) in assets from principal
   transactions                                                 8,556,290         1,894,652           933,036          (406,214)
                                                             ------------------------------------------------------------------
Total increase (decrease) in assets                             6,425,918         3,044,385           696,915            92,143

Assets beginning of year                                        6,670,104         3,625,719         3,954,235         3,862,092
                                                             ------------------------------------------------------------------
Assets end of year                                           $ 13,096,022      $  6,670,104      $  4,651,150      $  3,954,235
                                                             ==================================================================


See accompanying notes.

                                               SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
     LIFESTYLE BALANCED 640            LIFESTYLE CONSERVATIVE 280           LIFESTYLE GROWTH 820
-------------------------------------------------------------------------------------------------------
   YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED
   DEC. 31/00       DEC. 31/99        DEC. 31/00        DEC. 31/99        DEC. 31/00       DEC. 31/99
-------------------------------------------------------------------------------------------------------
$    569,650      $    396,729      $     13,788      $     11,447      $  1,673,771      $    962,278
      86,155           (30,994)             (844)            1,866            79,771           (74,308)

    (472,949)          510,201             2,739            (7,716)       (2,474,203)        1,958,069
-------------------------------------------------------------------------------------------------------
     182,856           875,936            15,683             5,597          (720,661)        2,846,039
-------------------------------------------------------------------------------------------------------

   3,308,556         3,129,737            30,443            42,811         5,916,596         5,461,863
    (883,442)       (1,094,958)           (9,144)           (8,329)       (2,038,161)       (1,622,631)
    (122,975)          (64,221)             --                --            (134,239)         (279,099)
    (805,706)         (306,459)           70,433           (32,902)          127,472        (1,593,145)
-------------------------------------------------------------------------------------------------------
   1,496,433         1,664,099            91,732             1,580         3,871,668         1,966,988
-------------------------------------------------------------------------------------------------------
   1,679,289         2,540,035           107,415             7,177         3,151,007         4,813,027

   8,236,104         5,696,069           115,194           108,017        20,670,423        15,857,396
-------------------------------------------------------------------------------------------------------
$  9,915,393      $  8,236,104      $    222,609      $    115,194      $ 23,821,430      $ 20,670,423
=======================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)


                                                                                  SUB-ACCOUNT
                                                      -------------------------------------------------------------------
                                                           LIFESTYLE MODERATE 460                 MID CAP BLEND
                                                      -------------------------------------------------------------------
                                                         YEAR ENDED       YEAR ENDED       YEAR ENDED        YEAR ENDED
                                                         DEC. 31/00       DEC. 31/99       DEC. 31/00        DEC. 31/99
                                                      -------------------------------------------------------------------
Income:
   Net investment income (loss) during the year       $    164,841      $     49,688      $  4,905,140      $  3,059,165
   Realized gain (loss) during the year                     (8,201)           (1,920)         (440,187)         (531,319)
   Unrealized appreciation (depreciation) during
     the year                                              (93,118)           30,959        (6,852,403)        4,461,702
                                                      -------------------------------------------------------------------
Net increase (decrease) in assets from operations           63,522            78,727        (2,387,450)        6,989,548
                                                      -------------------------------------------------------------------
Changes from principal transactions:
   Transfer of net premiums                                499,839           324,816         5,698,436         5,041,183
   Transfer on termination                                (278,844)          (80,708)       (2,255,941)       (1,858,127)
   Transfer on policy loans                                 (4,505)          (61,993)         (210,773)         (108,303)
   Net interfund transfers                                  34,843           336,696           333,630        (1,877,218)
                                                      -------------------------------------------------------------------
Net increase (decrease) in assets from principal
   transactions                                            251,333           518,811         3,565,352         1,197,535
                                                      -------------------------------------------------------------------
Total increase (decrease) in assets                        314,855           597,538         1,177,902         8,187,083

Assets beginning of year                                 1,275,882           678,344        32,680,369        24,493,286
                                                      -------------------------------------------------------------------
Assets end of year                                    $  1,590,737      $  1,275,882      $ 33,858,271      $ 32,680,369
                                                      ===================================================================


* Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.

** Reflects the period from commencement of operations May 1, 2000 through December 31, 2000.


See accompanying notes.

                                                       SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------
  MID CAP INDEX              MID CAP STOCK                      MONEY MARKET                          OVERSEAS
------------------------------------------------------------------------------------------------------------------------
  PERIOD ENDED       YEAR ENDED       PERIOD ENDED     YEAR ENDED        YEAR ENDED         YEAR ENDED        YEAR ENDED
  DEC. 31/00**       DEC. 31/00        DEC. 31/99*     DEC. 31/00        DEC. 31/99         DEC. 31/00        DEC. 31/99
------------------------------------------------------------------------------------------------------------------------
$      9,975      $       --        $       --        $  2,837,122      $  1,699,216      $    410,096      $       --
       2,568             4,809              (158)             --                --            (743,314)          588,825

      (5,753)          (82,824)            7,230              --                --            (806,861)          485,470
------------------------------------------------------------------------------------------------------------------------
       6,790           (78,015)            7,072         2,837,122         1,699,216        (1,140,079)        1,074,295
------------------------------------------------------------------------------------------------------------------------

      62,405         1,209,637           114,220        60,929,701        29,641,080         2,507,305           516,783
     (18,904)          (70,213)           (9,534)       (7,374,966)       (5,654,160)         (284,281)          (73,681)
        --              (1,970)             --            (602,642)          266,827          (199,359)          (14,262)
     500,415           497,797            74,430       (37,492,208)      (12,059,047)        1,670,197         1,464,007
------------------------------------------------------------------------------------------------------------------------
     543,916         1,635,251           179,116        15,459,885        12,194,700         3,693,862         1,892,847
------------------------------------------------------------------------------------------------------------------------
     550,706         1,557,236           186,188        18,297,007        13,893,916         2,553,783         2,967,142

        --             186,188              --          45,601,979        31,708,063         4,372,356         1,405,214
------------------------------------------------------------------------------------------------------------------------
$    550,706      $  1,743,424      $    186,188      $ 63,898,986      $ 45,601,979      $  6,926,139      $  4,372,356
========================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)


                                                                                  SUB-ACCOUNT
                                                      ------------------------------------------------------------------
                                                                 PACIFIC RIM
                                                              EMERGING MARKETS                  QUANTITATIVE EQUITY
                                                      ------------------------------------------------------------------
                                                        YEAR ENDED        YEAR ENDED       YEAR ENDED         YEAR ENDED
                                                        DEC. 31/00        DEC. 31/99       DEC. 31/00         DEC. 31/99
                                                      ------------------------------------------------------------------
Income:
   Net investment income (loss) during the year       $     37,735      $    188,217      $  8,207,833      $  5,044,334
   Realized gain (loss) during the year                  1,142,246         1,967,184         3,373,479         3,505,103
   Unrealized appreciation (depreciation) during
     the year                                           (3,893,747)        1,745,251        (7,729,114)        2,911,530
                                                      ------------------------------------------------------------------
Net increase (decrease) in assets from operations       (2,713,766)        3,900,652         3,852,198        11,460,967
                                                      ------------------------------------------------------------------
Changes from principal transactions:
   Transfer of net premiums                              1,890,887         1,679,389         8,153,108         7,800,323
   Transfer on termination                                (692,836)         (471,769)       (8,068,279)       (5,396,356)
   Transfer on policy loans                                (93,909)          (33,384)         (437,721)         (474,041)
   Net interfund transfers                                 349,025          (185,077)        1,180,710        (3,728,101)
                                                      ------------------------------------------------------------------
Net increase (decrease) in assets from principal
   transactions                                          1,453,167           989,159           827,818        (1,798,175)
                                                      ------------------------------------------------------------------
Total increase (decrease) in assets                     (1,260,599)        4,889,811         4,680,016         9,662,792

Assets beginning of year                                10,510,125         5,620,314        61,856,519        52,193,727
                                                      ------------------------------------------------------------------
Assets end of year                                    $  9,249,526      $ 10,510,125      $ 66,536,535      $ 61,856,519
                                                      ==================================================================


* Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.

** Reflects the period from commencement of operations May 1, 2000 through December 31, 2000.


See accompanying notes.

                                                              SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
        REAL ESTATE SECURITIES             SCIENCE AND TECHNOLOGY        SMALL CAP INDEX          SMALL COMPANY BLEND
---------------------------------------------------------------------------------------------------------------------------
     YEAR ENDED        YEAR ENDED       YEAR ENDED         YEAR ENDED      PERIOD ENDED        YEAR ENDED      PERIOD ENDED
     DEC. 31/00        DEC. 31/99       DEC. 31/00        DEC. 31/99       DEC. 31/00**        DEC. 31/00      DEC. 31/99*
---------------------------------------------------------------------------------------------------------------------------
  $    725,501      $  1,081,197      $    875,644      $  1,831,034      $      5,143      $    166,689      $      7,350
      (368,039)           82,415         4,226,679         2,759,418            (1,758)         (184,160)            1,781

     4,345,939        (2,907,686)      (19,928,665)        5,368,742           (10,171)         (603,705)           41,163
---------------------------------------------------------------------------------------------------------------------------
     4,703,401        (1,744,074)      (14,826,342)        9,959,194            (6,786)         (621,176)           50,294
---------------------------------------------------------------------------------------------------------------------------

     2,709,003         3,182,121        11,215,089         3,767,735            94,350         1,152,722           174,380
    (1,866,577)       (2,092,541)       (2,826,592)         (796,754)           (6,716)          (46,909)          (10,104)
      (245,678)         (117,862)         (405,481)          (98,286)           (3,396)          (27,509)             --
      (847,081)       (2,881,180)        9,680,246         8,691,040            78,092           954,977           167,059
---------------------------------------------------------------------------------------------------------------------------
      (250,333)       (1,909,462)       17,663,262        11,563,735           162,330         2,033,281           331,335
---------------------------------------------------------------------------------------------------------------------------
     4,453,068        (3,653,536)        2,836,920        21,522,929           155,544         1,412,105           381,629

    19,042,967        22,696,503        26,459,240         4,936,311              --             381,629              --
---------------------------------------------------------------------------------------------------------------------------
  $ 23,496,035      $ 19,042,967      $ 29,296,160      $ 26,459,240      $    155,544      $  1,793,734      $    381,629
===========================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)


                                                                               SUB-ACCOUNT
                                                      ---------------------------------------------------------------
                                                              SMALL COMPANY VALUE               STRATEGIC BOND
                                                      ---------------------------------------------------------------
                                                        YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED
                                                        DEC. 31/00       DEC. 31/99      DEC. 31/00       DEC. 31/99
                                                      ---------------------------------------------------------------
Income:
   Net investment income (loss) during the year       $     2,245      $       305      $   286,876      $   204,203
   Realized gain (loss) during the year                    93,029            7,291          (66,380)         (74,383)
   Unrealized appreciation (depreciation) during
     the year                                              48,360           88,627           61,320          (62,876)
                                                      ---------------------------------------------------------------
Net increase (decrease) in assets from operations         143,634           96,223          281,816           66,944
                                                      ---------------------------------------------------------------
Changes from principal transactions:
   Transfer of net premiums                               747,241          398,042        1,165,949          747,221
   Transfer on termination                               (104,932)         (50,211)        (235,557)        (169,596)
   Transfer on policy loans                                (9,018)            --            (45,301)         (15,952)
   Net interfund transfers                              1,241,872          289,944          304,387          (49,496)
                                                      ---------------------------------------------------------------
Net increase (decrease) in assets from principal
   transactions                                         1,875,163          637,775        1,189,478          512,177
                                                      ---------------------------------------------------------------
Total increase (decrease) in assets                     2,018,797          733,998        1,471,294          579,121

Assets beginning of year                                1,100,603          366,605        3,481,336        2,902,215
                                                      ---------------------------------------------------------------
Assets end of year                                    $ 3,119,400      $ 1,100,603      $ 4,952,630      $ 3,481,336
                                                      ===============================================================


 * Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.

** Reflects the period from commencement of operations May 1, 2000 through December 31, 2000.


See accompanying notes.

                                          SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
      TACTICAL                                           TOTAL STOCK
     ALLOCATION               TOTAL RETURN               MARKET INDEX       U.S. GOVERNMENT SECURITIES
-------------------------------------------------------------------------------------------------------
    PERIOD ENDED      YEAR ENDED     PERIOD ENDED     PERIOD ENDED     YEAR ENDED        YEAR ENDED
    DEC. 31/00**      DEC. 31/00      DEC. 31/99*     DEC. 31/00**     DEC. 31/00        DEC. 31/99
-------------------------------------------------------------------------------------------------------
  $    11,333      $    29,836      $      --        $     2,748      $   319,991      $   143,586
          (20)           6,187             (252)            (239)         (33,921)          21,642

      (24,796)         145,527              364          (22,955)         189,826         (173,224)
-------------------------------------------------------------------------------------------------------
      (13,483)         181,550              112          (20,446)         475,896           (7,996)
-------------------------------------------------------------------------------------------------------

      270,846          800,492          102,093          199,595        1,442,818          933,102
       (7,090)         (68,577)         (17,463)          (9,092)        (420,953)        (302,051)
       (3,393)         (48,429)            --               --              1,677               75
       70,288        1,016,257          394,795          123,776         (710,743)         630,563
-------------------------------------------------------------------------------------------------------
      330,651        1,699,743          479,425          314,279          312,799        1,261,689
-------------------------------------------------------------------------------------------------------
      317,168        1,881,293          479,537          293,833          788,695        1,253,693

         --            479,537             --               --          4,558,716        3,305,023
-------------------------------------------------------------------------------------------------------
  $   317,168      $ 2,360,830      $   479,537      $   293,833      $ 5,347,411      $ 4,558,716
=======================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)


                                                                                  SUB-ACCOUNT
                                                      --------------------------------------------------------------
                                                           U.S. LARGE CAP VALUE                     VALUE
                                                      --------------------------------------------------------------
                                                       YEAR ENDED      PERIOD ENDED      YEAR ENDED       YEAR ENDED
                                                       DEC. 31/00      DEC. 31/99*       DEC. 31/00       DEC. 31/99
                                                      --------------------------------------------------------------
Income:
   Net investment income (loss) during the year       $    30,478      $      --        $      --        $   160,502
   Realized gain (loss) during the year                     2,018               18         (204,029)         (36,495)
   Unrealized appreciation (depreciation) during
     the year                                              35,510           95,862        1,955,231         (317,742)
                                                      --------------------------------------------------------------
Net increase (decrease) in assets from operations          68,006           95,880        1,751,202         (193,735)
                                                      --------------------------------------------------------------
Changes from principal transactions:
   Transfer of net premiums                             3,097,133          373,681        1,668,925        1,586,580
   Transfer on termination                               (306,562)         (40,839)        (372,336)        (292,517)
   Transfer on policy loans                                (6,546)            --           (118,965)          (4,081)
   Net interfund transfers                              2,799,989        1,465,208        1,097,532          419,572
                                                      --------------------------------------------------------------
Net increase (decrease) in assets from principal
   transactions                                         5,584,014        1,798,050        2,275,156        1,709,554
                                                      --------------------------------------------------------------
Total increase (decrease) in assets                     5,652,020        1,893,930        4,026,358        1,515,819

Assets beginning of year                                1,893,930             --          5,083,047        3,567,228
                                                      --------------------------------------------------------------
Assets end of year                                    $ 7,545,950      $ 1,893,930      $ 9,109,405      $ 5,083,047
                                                      ==============================================================


 * Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.

** Reflects the period from commencement of operations May 1, 2000 through December 31, 2000.


See accompanying notes.

               SUB-ACCOUNT
------------------------------------
   WORLDWIDE GROWTH      500 INDEX                     TOTAL
------------------------------------------------------------------------
      YEAR ENDED       PERIOD ENDED       YEAR ENDED          YEAR ENDED
      DEC. 31/99       DEC. 31/00**       DEC. 31/00          DEC. 31/99
------------------------------------------------------------------------
  $      11,362      $      11,246      $  51,387,171      $  31,693,647
         68,678            (16,940)        22,080,244         20,827,272

        (14,108)          (273,894)      (115,641,365)        69,327,505
------------------------------------------------------------------------
         65,932           (279,588)       (42,173,950)       121,848,424
------------------------------------------------------------------------

        274,770          3,899,444        214,068,040        138,216,989
        (16,702)          (203,952)       (70,163,910)       (51,392,480)
        (11,284)           (18,727)        (7,067,602)        (3,208,585)
     (1,392,780)         1,953,381            275,952           (253,364)
------------------------------------------------------------------------
     (1,145,996)         5,630,146        137,112,480         83,362,560
------------------------------------------------------------------------
     (1,080,064)         5,350,558         94,938,530        205,210,984

      1,080,064               --          683,749,787        478,538,803
------------------------------------------------------------------------
  $        --        $   5,350,558      $ 778,688,317      $ 683,749,787
========================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                          Notes to Financial Statements

                                December 31, 2000

1. ORGANIZATION

The Manufacturers Life Insurance Company of America Separate Account Three (the Account) is a separate account established by The Manufacturers Life Insurance Company of America (the Company). The account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended and invests in forty-seven sub-accounts of Manufacturers Investment Trust (the Trust). The account is a funding vehicle for allocation of net premiums under single premium variable life and variable universal life insurance contracts (the Contracts) issued by the Company. The Account was established by the Company, a life insurance company organized in 1983 under Michigan law. The Company is an indirect, wholly owned subsidiary of the Manufacturers Life Insurance Company (Manulife Financial), a Canadian life insurance company. Each investment sub-account invests solely in shares of a particular portfolio of the Trust. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company.

The Company is required to maintain assets in the Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the variable contracts are general corporate obligations of the Company.

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As the result of portfolio changes, effective May 2, 2000, the following sub-account of the Account has been replaced with a new sub-account fund as follows:

               PREVIOUS FUND                                  NEW FUND

            Mid Cap Growth Trust                        All Cap Growth Trust

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)


1. ORGANIZATION (CONTINUED)

The following sub-accounts of the Account were added as investment options for variable life insurance contract holders of Manufacturers Life of America:

                                                          Commencement of
                                                         Operations of the
                                                            Sub-accounts
                                                         -----------------
Dynamic Growth Trust                                        May 2, 2000
International Index Trust                                   May 2, 2000
International Value Trust                                   May 1, 1999
Internet Technologies Trust                                 May 2, 2000
Mid Cap Index Trust                                         May 2, 2000
Mid Cap Stock Trust                                         May 1, 1999
Small Cap Index Trust                                       May 2, 2000
Small Company Blend Trust                                   May 1, 1999
Tactical Allocation Trust                                   May 2, 2000
Total Return Trust                                          May 1, 1999
Total Stock Market Index Trust                              May 2, 2000
U.S. Large Cap Value Trust                                  May 1, 1999
500 Index Trust                                             May 2, 2000

2. SIGNIFICANT ACCOUNTING POLICIES

Investments are made in the portfolios of the Trust and are valued at the reported net asset value of such portfolios. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)


2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In addition to the Account, a contract holder may also allocate funds to the Fixed Account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of such decision based on changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the contract.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

3. PREMIUM DEDUCTIONS

Manufacturers Life of America deducts certain charges for state, local, and federal taxes from the gross premium before placing the remaining net premiums in the sub-accounts.

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)


4. PURCHASES AND SALES

The following table shows aggregate cost of shares purchased and proceeds from sales of each Trust portfolio for the period ended December 31, 2000:

                                                           PURCHASES           SALES
                                                           ---------           -----
Aggressive Growth Trust                                $    8,019,899    $    2,468,166
All Cap Growth Trust                                       16,182,742         7,118,664
Balanced Trust                                              4,205,822         8,450,845
Blue Chip Growth Trust                                     15,877,023         3,915,222
Diversified Bond Trust                                      1,769,759           260,970
Dynamic Growth Trust                                        2,197,718           151,590
Emerging Small Company Trust                               18,477,959        12,942,742
Equity Income Trust                                         6,769,753         2,887,508
Equity Index Trust                                         18,733,836        11,471,964
Global Bond Trust                                             304,886           141,785
Global Equity Trust                                        18,079,661        14,408,881
Growth Trust                                               11,696,647         2,432,366
Growth & Income Trust                                      15,046,839         2,722,878
High Yield Trust                                            2,427,826         1,225,821
Income and Value Trust                                      2,514,745           436,865
International Index Trust                                     174,861             8,331
International Small Cap Trust                              16,507,631        11,607,542
International Stock Trust                                  21,063,260        18,208,044
International Value Trust                                   2,464,874         1,284,364
Internet Technologies Trust                                 1,691,129           630,282
Investment Quality Bond Trust                               5,805,208         2,892,953
Large Cap Growth Trust                                     11,430,246         1,432,319
Lifestyle Aggressive 1000 Trust                             1,666,763           517,400
Lifestyle Balanced 640 Trust                                3,973,581         1,907,498
Lifestyle Conservative 280 Trust                              120,201            14,680
Lifestyle Growth 820 Trust                                  7,105,742         1,560,302
Lifestyle Moderate 460 Trust                                  704,837           288,663
Mid Cap Blend Trust                                        11,675,074         3,204,582
Mid Cap Index Trust                                           858,391           304,500
Mid Cap Stock Trust                                         2,505,863           870,613
Money Market Trust                                        133,882,405       115,585,398
Overseas Trust                                             21,862,479        17,758,521
Pacific Rim Emerging Markets Trust                         10,745,858         9,254,956
Quantitative Equity Trust                                  17,411,696         8,376,044
Real Estate Securities Trust                                3,372,234         2,897,066
Science & Technology Trust                                 40,656,264        22,117,359
Small Cap Index Trust                                         188,065            20,592
Small Company Blend Trust                                   4,543,750         2,343,780
Small Company Value Trust                                   2,836,537           959,130
Strategic Bond Trust                                        2,180,768           704,413
Tactical Allocation Trust                                     347,423             5,439
Total Return Trust                                          2,007,281           277,702
Total Stock Market Index                                      322,499             5,472
U.S. Government Securities Trust                            2,117,690         1,484,900
U.S. Large Cap Value Trust                                  6,193,938           579,446
Value Trust                                                 3,939,653         1,664,497
500 Index Trust                                             5,883,114           241,721
                                                         ------------------------------
Total                                                    $488,544,430      $300,044,776
                                                         ==============================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)


5. UNIT VALUES

A summary of the accumulation unit values at December 31, 2000 and December 31, 1999 and the accumulation units and dollar value outstanding at December 31, 2000 for the variable life contracts are as follows:

                                                 1999                         2000
                                              -----------------------------------------------------------
                                              UNIT VALUE    UNIT VALUE        UNITS           DOLLARS
                                              -----------------------------------------------------------
Aggressive Growth Trust                         $20.16        $20.77          356,548     $    7,404,188
All Cap Growth Trust                             28.33         25.28          749,807         18,952,901
Balanced Trust                                   29.49         26.74        1,330,346         35,574,830
Blue Chip Growth Trust                           24.63         23.95        1,462,754         35,027,389
Diversified Bond Trust                           13.07         14.42          226,375          3,264,125
Dynamic Growth Trust                                 -          7.98          185,672          1,481,662
Emerging Small Company Trust                     74.86         71.65        1,307,969         93,709,783
Equity Income Trust                              16.64         18.80        1,380,099         25,947,998
Equity Index Trust                               23.78         21.57        3,447,963         74,366,453
Global Bond Trust                                13.27         13.49           54,365            733,612
Global Equity Trust                              16.97         19.04          587,025         11,177,484
Growth Trust                                     25.46         18.51          890,331         16,482,743
Growth and Income Trust                          23.46         21.79        2,408,919         52,496,785
High Yield Trust                                 15.37         14.00          329,776          4,615,768
Income and Value Trust                           15.51         16.28          367,507          5,982,262
International Index Trust                            -         11.27           14,103            158,938
International Small Cap Trust                    26.16         18.53          357,528          6,624,824
International Stock Trust                        18.12         15.12        1,763,929         26,662,943
International Value Trust                        12.98         12.14          132,848          1,612,952
Internet Technologies Trust                          -          7.03           91,924            644,117
Investment Quality Bond Trust                    14.51         15.87        1,673,822         26,566,974
Large Cap Growth Trust                           19.42         16.65          786,413         13,096,022
Lifestyle Aggressive 1000 Trust                  17.21         16.33          284,768          4,651,150
Lifestyle Balanced 640 Trust                     16.76         17.18          577,034          9,915,393
Lifestyle Conservative 280 Trust                 15.74         16.95           13,131            222,609
Lifestyle Growth 820 Trust                       17.62         17.09        1,393,678         23,821,430
Lifestyle Moderate 460 Trust                     16.40         17.10           93,014          1,590,737
Mid Cap Blend Trust                              18.95         17.74        1,908,650         33,858,271
Mid Cap Index Trust                                  -         13.39           41,116            550,706
Mid Cap Stock Trust                              12.60         12.10          144,085          1,743,424
Money Market Trust                               19.15         20.28        3,151,211         63,898,986
Overseas Trust                                   18.96         15.41          449,483          6,926,139
Pacific Rim Emerging Markets Trust               11.85          8.97        1,031,699          9,249,526
Quantitative Equity Trust                        53.10         56.45        1,178,769         66,536,535
Real Estate Securities Trust                     30.30         38.08          616,941         23,496,035
Science & Technology Trust                       40.21         26.51        1,104,943         29,296,160
Small Cap Index                                      -         11.70           13,291            155,544
Small Company Blend Trust                        16.07         12.90          139,069          1,793,734
Small Company Value Trust                         9.21          9.76          319,683          3,119,400
Strategic Bond Trust                             14.11         15.15          326,940          4,952,630
Tactical Allocation Trust                            -         12.10           26,212            317,168
Total Return Trust                               12.37         13.72          172,081          2,360,830
Total Stock Market Index Trust                       -         11.24           26,131            293,833
U.S. Government Securities Trust                 11.91         13.21          404,853          5,347,411
U.S. Large Cap Value Trust                       12.84         13.20          571,773          7,545,950
Value Trust                                      13.81         17.20          529,481          9,109,405
500 Index Trust                                      -         11.30          473,346          5,350,558
                                                                                            ------------
Total                                                                                       $778,688,317
                                                                                            ============

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)


6. RELATED PARTY TRANSACTIONS

ManEquity, Inc., a registered broker-dealer and indirect wholly owned subsidiary of Manulife Financial, acts as the principal underwriter of the Contracts pursuant to a Distribution Agreement with the Company. Registered representatives of either ManEquity, Inc. or other broker-dealers having distribution agreements with ManEquity, Inc. who are also authorized as variable life insurance agents under applicable state insurance laws, sell the Contracts. Registered representatives are compensated on a commission basis.

The Company has a formal service agreement with its affiliates, Manulife Financial and The Manufacturers Life Insurance Company (U.S.A.), which can be terminated by either party upon two months notice. Under this Agreement, the Company pays for legal, actuarial, investment and certain other administrative services.